                         EMERALD FUNDS ANNUAL REPORT
                                   EMERALD
                                RETAIL SHARES
     ----------------------------------------------------------------------
                       N O V E M B E R  3 0 ,  1 9 9 6
     ----------------------------------------------------------------------





     ----------------------------------------------------------------------





     ----------------------------------------------------------------------





                                    [LOGO]

                       EMERALD FUNDS 1996 ANNUAL REPORT
                                   EMERALD
                                RETAIL SHARES
                      Emerald International Equity Fund
                      Emerald Small Capitalization Fund
                             Emerald Equity Fund
                          Emerald Equity Value Fund
                            Emerald Balanced Fund
                       Emerald Florida Tax-Exempt Fund
                          Emerald Managed Bond Fund
                   Emerald U.S. Government Securities Fund
                    Emerald Short-Term Fixed Income Fund
                           Emerald Tax-Exempt Fund
                              Emerald Prime Fund
                            Emerald Treasury Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for one of the Emerald Funds discussed within.

THE EMERALD FUNDS ARE NOT INSURED OR PROTECTED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, ARE NOT DEPOSITS OR OBLIGATIONS OF BARNETT BANK, ARE NOT GUARANTEED BY THE BANK AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Investments in the Prime, Treasury and Tax-Exempt Funds are neither insured no guaranteed by the U.S. Government, and yields will fluctuate. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

Barnett Capital Advisors, Inc., under a sub-advisory agreement with Barnett Bank N.A., serves as investment adviser to the Emerald Funds, is paid a fee for its services and is unaffiliated with Emerald Asset Management, Inc., the Funds' distributor.

The service contractors for the Emerald Funds may from time to time voluntarily waive fees or reimburse Fund expenses, which temporarily increases the return to investors. These fee waivers and reimbursements may be discontinued at any time, which would reduce performance results.

The Emerald Funds prospectuses contain more complete information, including charges and expenses. Please read the prospectus carefully before investing.

                                                                        TABLE OF
                                                                        CONTENTS

ECONOMIC OUTLOOK AND MARKET REVIEW                                             1

INTERVIEWS WITH YOUR PORTFOLIO MANAGERS
  EMERALD EQUITY FUND                                                          3
  EMERALD EQUITY VALUE FUND                                                    6
  EMERALD INTERNATIONAL EQUITY FUND                                            9
  EMERALD SMALL CAPITALIZATION FUND                                           12
  EMERALD BALANCED FUND                                                       15
  EMERALD SHORT-TERM FIXED INCOME FUND                                        18
  EMERALD U.S. GOVERNMENT SECURITIES FUND                                     21
  EMERALD MANAGED BOND FUND                                                   24
  EMERALD FLORIDA TAX-EXEMPT FUND                                             27
  EMERALD PRIME, TREASURY & TAX-EXEMPT FUNDS                                  30

FINANCIAL STATEMENTS
  EMERALD EQUITY FUND                                                         32
  EMERALD EQUITY VALUE FUND                                                   41
  EMERALD INTERNATIONAL EQUITY FUND                                           49
  EMERALD SMALL CAPITALIZATION FUND                                           56
  EMERALD BALANCED FUND                                                       62
  EMERALD SHORT-TERM FIXED INCOME FUND                                        75
  EMERALD U.S. GOVERNMENT SECURITIES FUND                                     81
  EMERALD MANAGED BOND FUND                                                   86
  EMERALD FLORIDA TAX-EXEMPT FUND                                             93
  EMERALD PRIME FUND                                                          99
  EMERALD TREASURY FUND                                                      105
  EMERALD TAX-EXEMPT FUND                                                    109

NOTES TO FINANCIAL STATEMENTS                                                117

FINANCIAL HIGHLIGHTS                                                         134

REPORT OF INDEPENDENT ACCOUNTANTS                                            168

BARNETT CAPITAL ADVISORS'
ECONOMIC OUTLOOK AND MARKET REVIEW
--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE ECONOMY IN 1997?

For 1997, Barnett Capital Advisors' expectation is for the economy to grow at a rate of about 2.5%, similar to 1996. We don't see any evidence of an oncoming recession, nor do we see any compelling evidence that the economy is on the verge of running away on the upside. We expect inflation to continue to be about 3%, which is what we've been averaging the last several years. Based on the 3.3% increase in the consumer price index, 1996 came in a little higher than previous years, but excluding food and energy, "core" prices were up by only 2.6%. We believe that inflation continues to be pretty well contained.

BECAUSE UNEMPLOYMENT IS SO LOW, AREN'T YOU CONCERNED ABOUT WAGE INFLATION?

There is certainly the potential for inflationary pressures from the labor market. But higher wage rates are only inflationary to the extent that increases in labor costs exceed productivity gains. And there is some anecdotal evidence that productivity gains have been in fact higher than what has been officially reported, because productivity in the service sector is difficult to measure. To the extent that productivity improves as wage rates go up, there's nothing necessarily inflationary about the current labor market, but we'll have to watch it very closely. On the other hand, it is also worth noting that the growth in jobs in the second half has decelerated from the first half of 1996. So things may be cooling off in the job market.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES?

By the end of 1997, we believe that interest rates are likely to end up somewhat below where they are now. In the absence of accelerating inflationary pressure and economic growth, we think that the Federal Reserve is not likely to aggressively tighten in 1997, although we see little likelihood that they'll ease. Another positive for interest rates is what appears to be positive prospects with respect to the budget deficit. The environment is a good one for deficit reduction legislation. Although the deficit has recently come down, we believe that absent legislation it will accelerate over the next few years. We've had an economic expansion that's already longer than average. Employment gains and, thus, tax collections have helped the budget on the revenue side. And the relatively low unemployment rates that we've been experiencing have helped it on the cost side. Last year at this time, we were in the middle of some fairly meaningful and at times heated debate on the issue of balanced budget legislation. As those talks unraveled, we believe that it was not a coincidence that interest rates rose after that. However, the political environment appears more cordial now.

WHAT IS YOUR OUTLOOK FOR THE BOND MARKET IN 1997?

With long-term Treasuries at 6.75% and short-term rates in the neighborhood at 5.25%, we think that bonds can be the source of some reasonably competitive returns. The interest-rate environment that we expect causes us to have a portfolio maturity somewhat longer than average. Finding value is particularly challenging in this environment because spreads between government securities and corporate debt securities are very narrow.

WHAT IS YOUR VIEW OF THE STOCK MARKET?

Although we are proceeding with caution, we believe that the outlook for the stock market continues to be favorable. This is a period similar to the 1960s, where we had low inflation, moderate economic growth, declining bond yields and valuation levels similar to now. Indeed, although valuations are rich today, price/ earnings ratios are actually lower now than they were in the 1960s. We continue to see growth in corporate profits in 1997, although at a slower rate than in 1996, when stocks rose despite rising interest rates. Since we see interest rates falling in 1997, that is certainly a positive environment for the market. And the U.S. stock market continues to attract tremendous inflows from throughout the world. Baby boomers need to continue to put money to work to fund their retirements. Additionally, on a global basis, most foreign investors continue to be underweighted in U.S. stocks.

                                PLEASE READ THE PORTFOLIO MANAGER INTERVIEWS TO LEARN MORE ABOUT THE STRATEGIES USED TO MANAGE EACH EMERALD FUND AND ITS PERFORMANCE DURING THIS PERIOD. REMEMBER, INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY WITH MARKET CONDITIONS. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD EQUITY FUND
PHOTO                 Mr. Creighton joined Barnett in 1981 and has worked with
                      the firm throughout his investment career. He plays an
G. Russell            integral role on the equity investment team, and works
Creighton,            with highly qualified investment professionals to
C.F.A.                integrate our quantitative models with specific security
INVESTMENT MANAGER    analysis. Mr. Creighton earned his BBA in Finance from
16 years of           Stetson University and his MBA in Finance from the
investment            University of North Florida. He holds membership in the
experience            Association for Investment Management and Reasearch
                      (AIMR) and has earned the Chartered Financial Analyst
                      (CFA) designation from the AIMR.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek long-term capital appreciation by investing primarily in common stocks. As a secondary objective, the Fund seeks potential dividend income growth.
                      The Fund is best suited for those seeking capital appreciation over the long- term, wanting to diversify their investment portfolios with a common stock alternative and for those willing to assume the risk associated with equity investments.

PORTFOLIO COMPOSITION*
The portfolio holds stocks in a variety of industries that we believe will prosper.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals          15%
Consumer Staples             7%
Health Care                 17%
Finance                     12%
Utilities                    8%
Technology                  20%
Manufacturing               14%
Transportation               1%
Energy                       3%
Basic Materials              3%

--------------------------------------------------------------------------------
TOP 10 HOLDINGS*

The 10 largest holdings in the portfolio include internationally diversified companies with household names, such as General Electric, Nike and Gillette.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
General Electric Co.                                2.98%   American Home Products                              1.86%
 .........................................................  ..........................................................
Cisco Systems Inc.                                  2.10%   Nike Inc. Cl. B                                     1.79%
 .........................................................  ..........................................................
Travelers Group Inc.                                2.00%   Williams Cos. Inc.                                  1.67%
 .........................................................  ..........................................................
Pfizer Inc.                                         1.93%   Gillette Co.                                        1.64%
 .........................................................  ..........................................................
Merck & Co.                                         1.92%   Intel Corp.                                         1.63%
 .........................................................  ..........................................................
                                                            Total                                              19.52%
 .........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD EQUITY FUND                                    (as of November 30, 1996)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE YEAR?

For the 12-month period ending November 30, 1996, the Fund's total return was 22.66%. In comparison, the Standard & Poors 500 Stock Index rose 27.86%. The Fund outperformed the average growth fund as tracked by Lipper Analytical Services Inc.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The Fund had a very strong first half, but it declined during the June/July stock market correction. In addition, we lost about two and a half percentage points relative to the S&P 500 Index during October and November largely because of the "narrowness" of the market advance. The ten largest companies in the S&P 500 accounted for the most significant portion of the index's return.

WHAT AREAS OF THE MARKET WORKED OUT WELL FOR YOU?

The stocks that performed well in the portfolio were of companies in diverse industries, not certain sectors. Nike, one of our top 10 holdings (1.8% of the portfolio), was up 97% over 12 months ending November 30, 1996. CompUSA (0.7%), a computer retailer, was up 142%. Cadence Design (1.3%), a company which designs software that helps build semiconductors, was up 66%. In the manufacturing area, General Electric (3.0%) was up almost 60%. Cincinnati Bell (1.5%), a telephone utility, was up 103%. We try to identify companies that have strong earnings momentum, rising earnings expectations and reasonable valuations.

DESCRIBE YOUR INVESTMENT APPROACH.

We have a clearly defined investment process and we are very disciplined in how we implement our strategy. We have a quantitative bias to a lot of our work, using computer tools that are available to help us narrow down the universe of attractive stocks. We are able to monitor some 2,000 companies and screen them for attributes which we have determined provide the most useful information. We will narrow that list down to about 200 companies that we look at in more detail. Secondly, we are essentially a growth manager. We are looking for companies with strong earnings momentum and rising earnings expectations although we want to make sure that they are reasonably valued. We know that there will be certain times when growth is out of favor and we will lag behind the market in that environment, but our goal is to outperform over a market cycle. The third thing that differentiates us is the manner in which we control risk. Just as we apply a discipline to identify attractive stocks, we also apply a discipline in constructing a portfolio. Someone investing in our Fund can have a high degree of confidence that the portfolio structure will remain the same.

WHAT AREAS ARE ATTRACTIVE TO YOU NOW?

We like finance companies because we think their earnings growth is sustainable. Lower interest rates will continue to help, and some consolidation in the banking industry will continue. And productivity enhancements are just beginning to move into that area. In retailing, people are becoming smarter shoppers, and competition has become intense. We prefer retailers that focus on the business market rather than the consumer market, partly because consumer debt is at an all-time high. Technology continues to remain an attractive area, as well as manufacturers that are able to make their customers more productive. However, we employ a "bottom-up" style to investing, which suggests that we do not target sectors or industries, but rather we select individual companies that fit our investment criteria.

EMERALD EQUITY FUND                                    (as of November 30, 1996)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           RETAIL SHARES    S&P 500    S&P BARRA 500 GROWTH
11/30/86            10000      10000                    10000
12/31/86             9764       9736                     9767
6/30/87             11620      12419                    12716
12/31/87             9686      10245                    10402
6/30/88             10896      11562                    11331
12/31/88            10959      11967                    11644
6/30/89             12531      13935                    13533
12/31/89            14261      15736                    15883
6/30/90             14764      16220                    16889
12/31/90            14057      15237                    15914
6/30/91             15723      17419                    18397
12/31/91            18499      19892                    22021
6/30/92             17268      19765                    20823
12/31/92            19272      21417                    23136
6/30/93             19089      22450                    22548
12/31/93            20095      23557                    23525
6/30/94             18626      22751                    22488
12/31/94            18774      23865                    24261
6/30/95             22649      28673                    29399
12/31/95            25402      32797                    33511
6/30/96             27885      36141                    37411
11/30/96            31151      41172                    42524

A LONG-TERM PERSPECTIVE

A $10,000 investment made on November 30, 1986, would have grown to $31,151 by November 30, 1996. In this example, $10,000 invested in the S&P Barra Growth Index, and unmanaged index of growth stocks, and the S&P 500 Index, an unmanaged index of large-company stocks, would have had ending values of $42,524 and $41,172, respectively. The comparison to the S&P 500 and the S&P Barra Growth Indices is meant to provide you with a general sense of how the Fund is performing compared to standard benchmarks of the market. These indices do not reflect any expenses that accompany a real investment such as expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements, performance would have been lower.

AVERAGE ANNUAL TOTAL RETURN AS OF NOV. 30, 1996*
1 Year                                                 22.66%
5 Year                                                 13.86%
10 Year                                                12.04%
Since Inception                                        13.95%

* The inception date for performance purposes is 12/31/79. The quoted performance of the Emerald Equity Fund includes performance of a common trust fund for employee benefit plan accounts that were managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 6/28/91. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.49% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Retail Shares.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD EQUITY VALUE FUND
PHOTO                 Mr. LaPrade joined Barnett in 1978 and has worked with
                      the firm throughout his investment career. He plays an
Martin E. LaPrade,    integral role on the equity investment team, and works
C.F.A.                with highly qualified investment professionals to
INVESTMENT MANAGER    integrate our quantitative models with specific security
16 years of           analysis. He received his BS in Accounting from Furman
investment            University. Mr. LaPrade holds membership in the
experience            Association for Investment Management and Research (AIMR)
                      and has earned the Chartered Financial Analyst (CFA) designation from AIMR.
                      INVESTMENT GOAL
                      The Fund's investment goal is long-term capital appreciation with income as a secondary objective through investments primarily in common and preferred stock and debt securities convertible into common stock.
                      The Fund is best suited for investors who seek long-term capital appreciation and are willing to accept the relative risks associated with investments in undervalued stocks.

PORTFOLIO COMPOSITION*
The portfolio seeks to purchase stocks with a price-book value ratio below that of the median stock in the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials             13%
Energy                      15%
Transportation               5%
Manufacturing                8%
Technology                   7%
Consumer Cyclicals           8%
Consumer Staples             1%
Finance                     28%
Utilities                   15%

--------------------------------------------------------------------------------
TOP 10 HOLDINGS*

The portfolio's 10 largest holdings include such established companies as Exxon, Dow Chemical and Citicorp.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Exxon Corp.                                         5.25%   Aluminum Company of America                         2.25%
 .........................................................  ..........................................................
Ameritech Corp.                                     2.97%   Panenergy Corp.                                     2.22%
 .........................................................  ..........................................................
BankAmerica Corp.                                   2.86%   Citicorp                                            2.20%
 .........................................................  ..........................................................
Dow Chemical Co.                                    2.74%   Texaco Inc.                                         2.00%
 .........................................................  ..........................................................
Bank of Boston Corp.                                2.29%   Fed. Nat'l Mtge. Assoc.                             1.98%
 .........................................................  ..........................................................
                                                            Total                                              26.76%
 .........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD EQUITY VALUE FUND                              (as of November 30, 1996)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM IN 1996?

For the 11 months ending November 30, 1996, the Fund's total return was 24.84%. In comparison, the Standard & Poors 500 Index was up 25.53% during the same period.

HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

The purpose of the Fund is to create a pure value portfolio where we focus on stocks that in the aggregate have low price/earnings multiples, low ratios of price-to-book value and high dividend yields. Our quantitative process helps us select stocks within that criteria. We break down the universe of stocks into economic sectors, and we have devised for each sector a specific set of models which we think best identify price-performance opportunities. For instance, in the basic materials area, we would focus more on price-to-book value and similar ratios. In contrast, in the technology area, we would focus more on earnings growth and earnings momentum.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

Using the S&P Value Index, you would have to say that the value investing style has slightly underperformed the growth-investing style as a whole. For the eleven months ending November 30, 1996, the S&P Growth Index was up about 27%, while the S&P Value Index was up 24%. Typically, value investing lags the overall market during periods when the Dow Jones Industrial Average and the S&P 500 are setting records. Even with markets at record levels, our approach is still to be fully invested. Over time, a fully invested philosophy is difficult to beat.

WHAT INDUSTRIES WORKED PARTICULARLY WELL FOR YOU?

We had a slight overweighting in finance, one of the strongest areas of the market. Most of the banks, brokerages and insurance companies tend to fall in the value camp since their price/earnings ratios are lower than average. For instance Bank of America and Bank of Boston were up 52% and 43%, respectively, since January 1, 1996. In technology, IBM was up 75% for the year. The stock was selling at about 10 times earnings as recently as last summer. While mainframe computers still generate a significant part of their earnings, the market wanted some comfort that IBM was going to be able to compete in the PC market, and that has happened. Citicorp is a prime example of the revaluation of the banking industry. With a worldwide franchise and consistent double-digit earnings growth, it has been afforded a higher valuation by the market. As a result, the stock has risen more than 60% this year and should continue to perform well.

WHAT IS YOUR OUTLOOK FOR THE FUND?

As we head into 1997, earnings growth is going to be very dear -- probably in the single digits. So if stock prices are going to rise, then it has to come from rising price/earnings multiples rather than earnings growth. Financial stocks could be prime candidates for rising P/E multiples, as investors conclude that these companies are not cyclical performers as in the past. Many of the traditional measures say the stock market is overvalued. If there is a pullback, a value approach that focuses on attractive valuations should hold up quite well.

EMERALD EQUITY VALUE FUND                              (as of November 30, 1996)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           RETAIL SHARES    S&P 500    S&P BARRA VALUE
12/27/95            10000      10000              10000
3/31/96             10741      10544              10639
6/30/96             10962      11020              10857
9/30/96             11282      11357              11143
11/30/96            12484      12553              12402

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have been worth $12,484 by November 30, 1996. By comparison, a similar investment in the S&P 500 Index, an unmanaged index of large-company stocks, would have had a value of $12,553. The S&P Barra Value Index is an unmanaged index of value stocks. In this example, the S&P Barra Value Index would have had a value of $12,402. The S&P 500 and the S&P Barra Value Indices do not reflect any expenses that accompany a real investment such as expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund.

    AGGREGATE TOTAL RETURN AS OF NOV. 30, 1996

Since Inception (12/27/95)                   24.84%

PAST PERFORMANCE IS NOT PREDICTIVE OF
 FUTURE RESULTS. THE INVESTMENT RETURN
 AND NAV WILL FLUCTUATE, SO THAT AN
 INVESTOR'S SHARES, WHEN REDEEMED, MAY
 BE WORTH MORE OR LESS THAN THE ORIGINAL
 COST.During the periods indicated, fee
 waivers and expense reimbursements were
 in effect. Without these waivers and
 reimbursements, performance would have
 been lower.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD INTERNATIONAL EQUITY FUND
PHOTO                 Mr. Bryant joined Barnett in 1987. He has worked with the
                      firm throughout his investment career and plays an
Don W. Bryant,        integral role on the equity investing team. He received
C.F.A.                his undergraduate degree from the University of South
INVESTMENT MANAGER    Alabama and his MBA in Finance from the University of
10 years of           Georgia. Mr. Bryant holds membership in the Association
investment            for Investment Management and Research (AIMR) and the
experience            Jacksonville Financial Analysts Society. He has earned
                      the Chartered Financial Analyst (CFA) designation from
                      AIMR.
                      INVESTMENT GOAL
                      The Fund's investment goal is long-term capital appreciation through investments primarily in equity securities of foreign issuers.*
                      The Fund is best suited for investors who seek capital appreciation over the long term and are willing to accept the relative risks associated with foreign investments.

PORTFOLIO COMPOSITION**
The portfolio emphasizes established
companies located in a variety of
different foreign regions that sell below their "true value."

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Latin America           7.0%
United Kingdom          6.0%
Europe                 68.0%
Asia                   10.0%
Other                   9.0%

--------------------------------------------------------------------------------
TOP 10 HOLDINGS**

The portfolio's 10 largest holdings include such international companies as Daimler-Benz, Nestle SA and Fuji Photo Film.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Stet Societa Finanziaria Telefonica                 5.68%   Fuji Photo Film                                     3.65%
 .........................................................  ..........................................................
Daimler-Benz AG                                     4.48%   Telefonica de Espana                                3.55%
 .........................................................  ..........................................................
Alcatel Alsthom                                     4.38%   Groupe Danone                                       3.52%
 .........................................................  ..........................................................
Nestle SA                                           4.17%   Istituto Mobiliare Italiano                         3.31%
 .........................................................  ..........................................................
Hitachi Ltd.                                        3.88%   Tele Danmark                                        3.05%
 .........................................................  ..........................................................
                                                            Total                                              39.67%
 .........................................................  ..........................................................

---------------
 * International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.
** The composition of the Fund's holdings is subject to change.

EMERALD INTERNATIONAL EQUITY FUND                      (as of November 30, 1996)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM SINCE ITS INCEPTION ON DECEMBER 27, 1995?

For the period ending November 30, 1996, the Fund's total return was 13.54%. In comparison, the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index rose 7.72%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

International markets -- particularly Japan -- lagged the U.S. stock market for much of 1996. The Fund is underweighted in Japan, and that was very beneficial to the Fund's performance. Strong returns came from investments in Europe, including Italy, France, Spain, the United Kingdom, The Netherlands, Germany and Austria.

WHAT INDIVIDUAL STOCKS STOOD OUT?

One of our top performing stocks was Stet, the Italian phone company -- the equivalent of AT&T pre-breakup. It is the telephone monopoly in Italy, controlling everything from long-distance and wireless services down to telephone books. The company is in the process of being privatized, although this is taking longer than we would like. The greater efficiencies associated with privatization is a theme for a lot of the stocks that we own. Telebras, the Brazilian telephone company, is the least expensive phone company by just about any measure. However, due to what we perceive to be significant political and currency risk associated with investing in Brazil, we are limiting our commitment to no more than 2% of the portfolio. In the case of Stet, we believe that we are being well compensated for any perceived risks. Stet is currently trading at about 13 times earnings and less than 3 times cash flow. To put that in context, you would pay about 6-8 times cash flow for the Baby Bells in the U.S., and they don't have nearly as much potential for increasing earnings. Many times we are buying into somewhat uncertain situations, but we feel that we are well compensated for that because of the prices that we're paying.

DO YOU FAVOR ANY PARTICULAR INDUSTRIES?

No, we don't, but often if an industry is cheap in one country, it may be cheap worldwide. Telecommunications happens to be our largest industry commitment at about 19% of the portfolio. Other significant industries include food, household products, electronics and basic infrastructure. Many of these companies are unfairly associated with the slow-growth economies of Europe and Japan by virtue of their headquarters location and are valued as such, even though a growing and important portion of their revenues are generated in the much faster-growing economies in emerging markets and Asia.

HOW WOULD YOU DESCRIBE YOUR STOCK-SELECTION PROCESS?

Our industry analysts drive the investment-decision process. That's unique because most international equity portfolio managers start with country selection first. We think it's more important to understand the industry worldwide to effectively value a business than it is to understand the dynamics of a particular country. We subscribe to every fundamental financial database that is available, and our analysts will also travel and visit companies and attend industry conferences.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The Fund's current focus on Continental Europe reflects no economic or political bias in favor of that region of the world. It simply shows that we are finding more bargains there. To be sure, there are some fundamental changes -- such as privatization and a new focus on enhancing shareholder value -- taking place in Continental Europe that could accelerate stock-price performance. We believe that our style of investing provides the investor with significantly less risk than that of the U.S. stock market. Currently, the price/earnings ratio of our portfolio is 16. In contrast, the P/E multiple of the S&P 500 is near 20, while the P/E multiple of the EAFE Index is 26. Investors may want to consider our Fund if they already have U.S. exposure and are looking for diversification.

EMERALD INTERNATIONAL EQUITY FUND                      (as of November 30, 1996)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           RETAIL SHARES     MSCI EAFE
12/27/95            10000          10000
6/30/96             10806          10467
11/30/96            11354          10772

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have been worth $11,354 by November 30, 1996. By comparison, a similar investment in the Morgan Stanley Capital International Europe Australia & Far East Index, which represents the performance of the major stock markets in those regions, would have had a value of $10,772. The Morgan Stanley Capital International Europe Australia & Far East Index does not reflect any expenses that accompany a real investment such as expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund.

    AGGREGATE TOTAL RETURN AS OF NOV. 30, 1996

Since Inception (12/27/95)                   13.54%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements, performance would have been lower.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD SMALL CAPITALIZATION FUND
PHOTO                 Mr. McQuiddy joined Barnett in 1983 and has worked with
                      the firm throughout his investment career. He plays an
Dean McQuiddy,        integral role on the equity investment team, and works
C.F.A.                with highly qualified investment professionals to
INVESTMENT MANAGER    integrate our quantitative models with specific security
14 years of           analysis. He received his BS in Finance from the
investment            University of Florida. Mr. McQuiddy holds membership in
experience            the Association for Investment Management and Research
                      (AIMR) and has earned the Chartered Financial Analyst
                      (CFA) designation from AIMR.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek long-term capital appreciation.*
                      The Fund is best suited for investors who seek long-term rewards that may exceed those provided by a fund investing in larger, more established companies and for investors who can accept the investment risk of an investment in smaller companies.

PORTFOLIO COMPOSITION**
The portfolio focuses on smaller companies that we feel are growing faster than the market as a whole.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Energy                      10%
Manufacturing               10%
Technology                  31%
Consumer Cyclicals          36%
Consumer Staples             4%
Health Care                  1%
Finance                      8%

--------------------------------------------------------------------------------
TOP 10 HOLDINGS**

The portfolio's 10 largest holdings include such up-and-coming companies as Microage, Newfield Exploration and Dynatech.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Microage, Inc.                                      3.07%   Dynatech Corp.                                      2.53%
 .........................................................  ..........................................................
Hughes Supply, Inc.                                 2.99%   NBTY Inc.                                           2.47%
 .........................................................  ..........................................................
Newfield Exploration Co.                            2.83%   Oregon Metallurgical Corp.                          2.47%
 .........................................................  ..........................................................
Apogee Enterprises, Inc.                            2.65%   Orbital Sciences Corp.                              2.46%
 .........................................................  ..........................................................
RMI Titanium Co.                                    2.64%   Manitowoc Corp.                                     2.45%
 .........................................................  ..........................................................
                                                            Total                                              26.56%
 .........................................................  ..........................................................

---------------
 * Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure and, by definition, are not as well established as blue-chip companies. Historically, small companies' stocks have experienced a greater degree of market volatility than average.
** The composition of the Fund's holdings is subject to change.

EMERALD SMALL CAPITALIZATION FUND                      (as of November 30, 1996)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE YEAR?

For the 12-month period ending November 30, 1996, the Fund's total return was 13.83%. In comparison, the Russell 2000 Index rose 16.55% while the Russell 2000 Growth Index was up 11.62%. For the three years ending November 30, 1996, the Fund returned 15.14% annualized, versus 14% annualized for the Russell 2000 and 13.3% annualized for the Russell 2000 Growth Index. Over the last five years, the Fund has achieved average annual returns of 19.12%, versus 16.8% for the Russell 2000 Index and 13.3% for the Russell 2000 Growth Index.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

As a group, small stocks outperformed the Dow Jones Industrial Average and the S&P 500 Index until May. At that time, many small companies were either going public or making secondary offerings of stock. So there was a tremendous supply. However, between late May and early July, there was a sharp pullback in the stock market. When you undergo a sharp correction like the one we had, there is a flight to the safety and liquidity of the big stocks. People know that they can sell General Electric tomorrow if they want to do so. As a result, the market correction disproportionately impacted smaller companies, thus hurting the Fund's performance for the year.

WHAT AREAS OF THE SMALL-CAP MARKET SEEM ATTRACTIVE NOW?

The energy sector is particularly attractive. Indeed, it is the only industry with pricing power. The price of oil has risen from $15 to $23 a barrel, which has spurred production and exploration all over the world. The people that make the rigs, the helicopters, the drill bits and other equipment have tremendous price leverage. In retailing, we own companies specializing in discount stores and restaurants -- goods and services that people will buy regardless of the economy. Because the consumer is overburdened with debt and we're late in the economic cycle, we're staying away from the high ticket retailers. We continue to be attracted to technology because many of these companies are in the early stages of tremendous growth, and so the portfolio is about 30% invested in this area.

SINCE THERE ARE THOUSANDS OF STOCKS TO CHOOSE FROM, HOW DO YOU NARROW DOWN YOUR INVESTMENT UNIVERSE?

It's a very quantitatively-driven process, which is a tremendous time saver and filter. The traditional stock picker can keep tabs on only 100 to 150 stocks. By using our proprietary quantitative process, we filter 2,000 stocks down to about 200 that all have the types of attributes that historically have been highly correlated with superior stock price performance. We target 200 companies that we believe are going to have above-average sales and earnings growth, strong profitability measures such as return on equity and strong balance sheets. We want to catch companies in the very early stages of their growth -- before that growth is recognized in the marketplace, before the stock is over-owned by institutions. We want to catch companies that have the ability to surprise on the upside when earnings are reported. My job is to answer a series of questions: Why is this company successful? What's their technological or marketing advantage? Is the success sustainable? We also pay very close attention to what our portfolio looks like relative to our benchmark. We want to look like the Russell 2000 in terms of capitalization, industry weightings and yet be different and unique through individual stock selection.

WHY ARE YOU SO OPTIMISTIC ABOUT THE SMALL-CAP MARKET AND YOUR FUND IN
PARTICULAR?

Overall economic momentum is slowing, and growth is going to be tougher to come by in large companies. We feel investors will have to look at smaller companies to find consistent growers, making small- and mid-cap stocks more attractive. The Fund's price-earnings ratio on 1997 earnings is 17, which is a discount to the S&P 500 as well as the Russell 2000. Over the next few years, we believe that the relative attractiveness of smaller growth stocks is a big story. We are still very early in some of these enabling technologies being used on an everyday basis by the vast majority of the industrialized world, whether you're talking about networking, commerce on the Internet or wireless communications. In addition, there is increasing access to capital. As a result, the time frame for these enabling technologies to make an impact and to grow quickly into large-size enterprises has been shortened tremendously. We're very early in the technology game. The average person still doesn't have a computer, isn't on the Internet, doesn't have a digital telephone, and so on, resulting in tremendous opportunity. We believe that the Fund allows shareholders to participate in the most dynamic parts of the economy.

EMERALD SMALL CAPITALIZATION FUND                      (as of November 30, 1996)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           RETAIL SHARES   RUSSELL 2000    LIPPER
12/31/86            10000          10000      10000
6/30/87             11720          12343      12167
12/31/87             9391           9123       9592
6/30/88             11061          11579      11686
12/31/88            10436          11394      11493
6/30/89             11569          13053      13330
12/31/89            11683          13244      14285
6/30/90             12049          13451      15064
12/31/90            10053          10661      12670
6/30/91             12410          13617      15554
12/31/91            15806          15570      19320
6/30/92             14761          15596      17806
12/31/92            18994          18437      21653
6/30/93             19922          19645      22697
12/31/93            22857          21923      25421
6/30/94             20268          20510      23223
12/31/94            22517          21523      25350
6/30/95             26084          24626      29603
12/31/95            30151          27645      33807
6/30/96             32807          30518      38190
11/30/96            33028          31392      39239

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have been worth $33,028 by November 30, 1996. By comparison, a similar investment in the Lipper Small Company Growth Funds Average would have had a value of $39,239. In this example, $10,000 invested in the Russell 2000 Index, an unmanaged index comprised of 2,000 domestically traded common stocks of small-capitalization companies, would have had a value of $31,392. The comparison to the Russell 2000 Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. The Russell 2000 Index does not reflect any expenses that accompany a real investment such as expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund.

 AVERAGE ANNUAL TOTAL RETURN AS OF NOV. 30, 1996*

1 Year                                       13.83%
3 Year                                       15.14%
5 Year                                       19.12%
Since Inception                              12.79%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements, performance would have been lower.

* The inception date for performance purposes is 12/31/86. The quoted performance of the Emerald Small Capitalization Fund includes performance of a common trust fund for employee benefit plan accounts that were managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 1/4/94. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.54% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Institutional Shares for the period from 1/4/94 to 3/1/94 and of the Fund's Retail Shares thereafter.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD BALANCED FUND
PHOTO                 Mr. Creighton joined Barnett in 1981 and has worked with
                      the firm throughout his investment career. He plays an
G. Russell            integral role on the equity investment team, and works
Creighton,            with highly qualified investment professionals to
C.F.A.                integrate our quantitative models with specific security
INVESTMENT MANAGER    analysis. Mr. Creighton earned his BBA in Finance from
16 years of           Stetson University and his MBA in Finance from the
investment            University of North Florida. He holds membership in the
experience            Association for Investment Management and Research (AIMR)
                      and has earned the Chartered Financial Analyst (CFA) designation from AIMR.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek attractive investment return through a combination of capital growth and current income.
                      The Fund is best suited for investors who want an asset allocation among equity securities, fixed-income securities and cash equivalents based on prevailing market and economic conditions.

PORTFOLIO COMPOSITION*
The Fund's advisor seeks to determine relative values among stocks, bonds and cash equivalents and weights the portfolio accordingly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                            38%
Cash & Cash Equivalents           4%
Stocks                           58%

--------------------------------------------------------------------------------

TOP 5 EQUITY AND BOND HOLDINGS*

The Balanced Fund's top equity holdings mirror those of the Equity Fund, and on the bond side, we include such traditional holdings as FHLMC, FNMA and U.S. Treasury Notes.

                                               PERCENT OF                                                  PERCENT OF
EQUITIES                                       NET ASSETS   BONDS                                          NET ASSETS
General Electric Co.                                1.40%   U.S. Treasury Bond, 9.25%, 2/15/16                  2.72%
 .........................................................  ..........................................................
Travelers Group, Inc.                               1.00%   FHLMC Gold, 9/1/10                                  2.54%
 .........................................................  ..........................................................
Cicso Systems, Inc.                                 0.99%   U.S. Treasury Notes, 5.88%, 2/15/04                 2.07%
 .........................................................  ..........................................................
Merck & Co.                                         0.97%   U.S. Treasury Notes, 5.63%, 2/15/06                 1.51%
 .........................................................  ..........................................................
Pfizer Inc.                                         0.91%   FNMA, 8.50%, 8/1/11                                 1.47%
 .........................................................  ..........................................................
Total Equities                                      5.27%   Total Bonds                                        10.31%
 .........................................................  ..........................................................

* The composition of the Fund's holdings is subject to change.

EMERALD BALANCED FUND                                  (as of November 30, 1996)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE YEAR?

For the 12-month period ending November 30, 1996, the Fund's total return was 14.23%. In comparison, the average fund in the balanced fund category as measured by Lipper Analytical Services Inc. was up 16.42% for the year, while the Lehman Brothers Aggregate Bond Index was up 6.05% and the Standard & Poors 500 Stock Index was up 27.86%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The Fund's asset allocation was approximately 60% stocks and 40% bonds for most of the year. In 1996, the stock market's superior performance compared to bonds aided the Fund's performance. However, the 20% allocation within the equity portfolio to small-capitalization stocks hindered returns as small-cap stocks underperformed large-cap issues.

HOW DO YOU MAKE YOUR ASSET ALLOCATION DECISION?

The asset allocation decision is based on the long-term return potential of stocks and bonds as well as near-term imbalances in valuation. For example, when the stock market was going down in June and July, we added to equities. We will add to equities when stock prices are declining, and we will take profits in equities when they rise significantly out of line. This is a balanced portfolio as opposed to a tactical asset allocation portfolio, where market timing is perceived to add incremental return.

GENERALLY, WHAT IS YOUR OUTLOOK FOR THE FUND?

Within large-capitalization stocks, we are focusing on companies that typically do well in a slower-growth environment, such as consumer staples, technology and finance companies. The slower economy should also help smaller companies, which tend to outperform large companies in such an environment. We don't believe that the stock market is grossly overvalued based on earnings forecasts and the current level of interest rates. The bond market came on strong in late 1996, as investors seemed to like the election results. We intend to maintain our 60/40 mix of stocks and bonds into 1997 unless there is a dramatic shift in investor sentiment.

EMERALD BALANCED FUND                                  (as of November 30, 1996)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           RETAIL SHARES    S&P 500    LEHMAN     LIPPER
4/11/94             10000      10000      10000      10000
6/30/94              9929      10041       9897       9886
12/31/94            10033      10533       9995      10070
6/30/95             11673      12655      11139      11492
12/31/95            12810      14475      11842      12648
6/30/96             13410      15951      11697      13297
11/30/96            14500      18171      12385      14537

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have had a value of $14,500 by November 30, 1996. By comparison, a similar investment in the Lipper Balanced Funds Average would have had a value of $14,537. In this example, $10,000 invested in the S&P 500 Index, an unmanaged index of large-company stocks, and the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of investment-grade corporate debt securities, U.S. Treasury and U.S. Government agency debt securities with maturities of more than one year, would have had values of $18,171 and $12,385, respectively. The comparison to the S&P 500 Index and the Lehman Brothers Aggregate Bond Index is meant to provide you with a general sense of how the Fund is performing compared to standard benchmarks for the stock and bond markets. These indices do not reflect any expenses that accompany a real investment such as expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund.

  AVERAGE ANNUAL TOTAL RETURN AS OF NOV. 30, 1996

1 Year                                       14.23%
Since Inception (4/11/94)                    15.09%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements, performance would have been lower.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD SHORT-TERM FIXED INCOME FUND
PHOTO                 Mr. Greenert joined Barnett in 1985 and has worked with
                      the firm throughout his investment career. He plays an
Jeffery A. Greenert,  integral role as part of the Barnett Capital Advisors,
INVESTMENT MANAGER    Inc. fixed income investing team, and works with a highly
12 years of           qualified team of fixed income professionals to analyze
investment            interest rates, as well as individual fixed income
experience            securities. Mr. Greenert received his BS in Finance from
                      the University of Florida.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek positive current income that is consistent with relative stability of principal through investments in investment-grade securities and high-quality money-market instruments.
                      The Fund is best suited for investors who want more current income than normally available from a money market fund and less principal volatility than normally associated with a long-term fund.*

PORTFOLIO COMPOSITION**
The portfolio focuses on short-term corporate and government bonds typically offering higher yields than money-market instruments in return for some fluctua-tions in share price. Currently, the portfolio's average maturity is 3.27 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Obligations          42%
Municipal                             2%
Corporate Obligations                53%
Cash & Cash Equivalents               3%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS**
The top 10 holdings in the portfolio include securities and money-market instruments issued by Paine Webber and Lehman Brothers.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
U.S. Treasury Notes, 6.00%, 8/15/99                 8.75%   Arizona Public Service, 5.75%, 9/15/00              3.07%
 .........................................................  ..........................................................
U.S. Treasury Notes, 6.13%, 8/31/98                 5.59%   Lehman Brothers, 8.44%, 3/10/99                     2.99%
 .........................................................  ..........................................................
FNMA, 7.50%, 11/1/09                                3.72%   Assoc. Corp., 7.88%, 9/30/01                        2.95%
 .........................................................  ..........................................................
Paine Webber, 6.25%, 6/15/98                        3.70%   Banco Latinoamericano, 7.05%, 7/19/99               2.80%
 .........................................................  ..........................................................
Citibank Credit Card Master Trust, 2/7/03           3.20%   Ford Motor Credit, 5.67%, 2/15/01                   2.71%
 .........................................................  ..........................................................
                                                            Total                                              39.48%
 .........................................................  ..........................................................

 * Short-term fixed-income funds have a lower degree of market risk than longer-term corporate or government bond funds. Conversely, bonds and bond funds with longer maturities may offer higher yields than shorter-term bonds or fixed-income funds such as this Fund.
** The composition of the Fund's holdings is subject to change.

EMERALD SHORT-TERM FIXED INCOME FUND                   (as of November 30, 1996)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE YEAR?

For the 12-month period ending November 30, 1996, the Fund's total return was 5.23%. In comparison, the Merrill Lynch Government/Corporate Short-Term Index rose 5.83%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The Fund's performance is closely tied to the movement in interest rates. When interest rates rise, fixed income fund share prices fall and vice versa. Although the Federal Reserve Board reduced short-term interest rates by 0.25 percentage points in January of 1996, unexpectedly strong economic indicators in February and March caused yields on short- and intermediate-term Treasury securities to rise sharply. Between mid-February and mid-April, yields on the three-year Treasury note rose from 4.95% to 6.25%. During the summer, yields rose as high as 6.60%, as Wall Street braced itself for a boost in interest rates from the Federal Reserve Board. When the Fed didn't act, yields eased to 6.30%. Yields have continued to progress downward since late September as economic data indicated that job growth was, in fact, not robust and that inflation fears were exaggerated.

WHAT STRATEGIES DID YOU EMPLOY TO INCREASE RETURNS?

During the first half of the year when interest rates were rising, we had a slightly shorter maturity structure than average, which helped us. In addition, our use of "puttable" bonds produced higher returns for the portfolio. A puttable bond gives the holder the option of redeeming the bond early, typically when interest rates rise. When rates fall, puttable bonds trade less toward their put date and more toward their longer maturity. For example, since November 30, 1996 we purchased a bond issued by Sears Roebuck due 11-15-2005, but with a put on 11-15-2000. It's effectively a four year bond, and it offers a
0.34 percentage point advantage over a comparable U.S. Treasury security. Sears is an improving retailer within a field in which many of its competitors are experiencing difficulty. Sears carries an A2 rating by Moody's Investor Service and an A- by Standard & Poors. The average quality of the Fund is AA.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We expect to see an economy that continues to grow modestly, which suggests that interest rates and inflation should stay low. The portfolio is structured to garner a significant portion of the bond market's return, but without the volatility of longer maturity funds. We plan to maintain a slightly longer maturity structure than our benchmark. Although its share price may be more volatile, a longer maturity portfolio should provide a higher yield--and price appreciation as interest rates fall.

EMERALD SHORT-TERM FIXED INCOME FUND                   (as of November 30, 1996)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             RETAIL SHARES    LIPPER    MERRILL LYNCH
11/30/1986            10000      10000           10000
12/31/1986            10033      10060           10026
6/30/1987             10231      10073
12/31/1987            10561      10276        10524.69
6/30/1988             10908      10686
12/31/1988            11172      10854        11194.27
6/30/1989             11832      11537
12/31/1989            12294      12037        12495.83
6/30/1990             12793      12316
12/31/1990            13366      12918        13704.55
6/30/1991             13960      13376
12/31/1991            14967      14589        15489.02
6/30/1992             15462      15173
12/31/1992            15809      15889        16556.06
6/30/1993             16370      16764
12/31/1993            16733      17193        17737.01
6/30/1994             16498      16345
12/31/1994            16638      16191        17639.28
6/30/1995             17767      17547
12/31/1995            18442      18411        19925.33
6/30/1996             18617      18522
11/30/1996            19269      19209        20899.68

A LONG-TERM PERSPECTIVE

A $10,000 investment made on November 30, 1986, would have had a value of $19,269 by November 30, 1996. By comparison, a similar investment in the Lipper Short Investment Grade Debt Funds Average would have had a value of $19,209. The Merrill Lynch Government/Corporate Short-Term Index is an unmanaged index comprised of short-term investment-grade corporate debt securities, and U.S. Treasury and U.S. Government agency debt securities. In this example, $10,000 invested in the Merrill Lynch Government/Corporate Short-Term Index would have had a value of $20,900. The comparison to the Merrill Lynch Government/Corporate Short-Term Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. This index does not reflect any expenses that accompany a real investment such as expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund.

  AVERAGE ANNUAL TOTAL RETURN AS OF NOV. 30, 1996*

1 Year                                         5.23%
5 Year                                         5.49%
10 Year                                        6.77%
Since Inception                                8.31%
CURRENT SEC 30-DAY YIELD                       5.36%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements, performance would have been lower. If the service contractors had not waived fees or reimbursed expenses, the SEC 30-day yield would have been 3.87%.

* The inception date for performance purposes is 12/31/79. The quoted performance of the Emerald Short-Term Fixed Income Fund includes performance of a common trust fund for employee benefit plan accounts that were managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 4/11/94. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.68% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Retail Shares.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD U.S. GOVERNMENT SECURITIES FUND
PHOTO                 Mr. Cantor joined Barnett in 1983 and plays a leading
                      role on the fixed income investing team. Prior to joining
Andrew Cantor,        the firm, he worked for Gulf United Corporation, where he
C.F.A.                was responsible for economic and interest rate analysis
INVESTMENT MANAGER    and the management of approximately $1.1 billion in fixed
23 years of           income investments. He received his BS in Mathematics
investment            from Florida Atlantic University and his MA in Economics
experience            from the University of South Carolina. Mr. Cantor holds
                      membership in the Association for Investment Management and Research (AIMR) and the Jacksonville Financial
                      Analysts Society. He has earned the Chartered Financial
                      Analyst (CFA) designation from AIMR.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek consistent income from U.S. Government securities and repurchase agreements collateralized by the same.
                      The Fund is best suited for those seeking current yield from U.S. Government securities and a monthly income check and for investors who do not mind fluctuations in price and yield. This Fund is also well suited for IRA investors.

PORTFOLIO COMPOSITION*
The portfolio is comprised principally of U.S. Government securities including direct and agency securities. The portfolio emphasizes U.S. Government agency mortgage-backed securities. Currently, the portfolio's average maturity is 8.48 years after adjusting for mortgage prepayments.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Obligations          98%
Cash Equivalents                      2%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

Some of the top government securities included in this portfolio are FNMA and FHLMC.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
FHLB, 7.20%, 6/14/11                                7.12%   FHLMC, 9.25%, 6/1/18                                3.98%
 .........................................................  ..........................................................
Tennessee Valley Authority, 5.98%, 4/1/36           6.78%   FHLMC, 6.08%, 10/29/08                              3.51%
 .........................................................  ..........................................................
U.S. Treasury Bonds, 12.75%, 11/15/10               6.03%   U.S. Treasury Note, 6.25%, 10/31/01                 3.39%
 .........................................................  ..........................................................
FNMA, 8.00%, 8/1/99                                 5.64%   FHLMC 6.50%, 10/1/03                                3.33%
 .........................................................  ..........................................................
GNMA, 8.50%, 4/15/25                                4.07%   FHLMC, 6.88%, 11/22/06                              3.33%
 .........................................................  ..........................................................
                                                            Total                                              47.18%
 .........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD U.S. GOVERNMENT SECURITIES FUND                (as of November 30, 1996)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE YEAR?

For the 12-month period ending November 30, 1996, the Fund's total return was 5.24%. In comparison, the Lipper Intermediate Government Funds average produced an average return of 4.77% while the Lehman Brothers Mortgage Index, an unmanaged index of U.S. Treasuries, government agencies and mortgage-backed securities, rose 7.23%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The story of the year is really a story of two markets. The first half of the year was pretty dismal as interest rates rose steadily. However, interest rates fell steadily in September, October and November. Since returns on bonds move inversely to the movement of interest rates, the second half of the year was clearly a better period for U.S. government bonds.

AS THE ECONOMY SLOWED, HOW DID THE PORTFOLIO CHANGE?

The average maturity of the portfolio as of November 30, 1996 was somewhat longer than six months ago, and a bit longer than most intermediate-term bond benchmarks. We made this decision based on our expectation of lower interest rates, driven by our perception of low and stable inflation rates and sub-normal growth in the economy over the next year. In fact, in the third calendar quarter of 1996, the Gross Domestic Product fell to 2.1% from 4% in the second quarter. The slower growth rate eliminated the expectation that the Federal Reserve Board would tighten the money supply. As a result, yields on U.S. Treasuries fell about 0.75 percentage points from May 31 to November 30, 1996. As interest rates fell, we reduced the proportion of mortgage-backed securities, which tend to underperform Treasuries in a declining interest rate environment. These decisions--to lengthen the portfolio and to shift away from mortgage-backed securities--produced strong returns in the second half of the year.

WHAT IS AN EXAMPLE OF AN INTERESTING SECURITY IN THE U.S. GOVERNMENT SECURITIES FUND?

One such security is a debt issue of the Tennessee Valley Authority, an instrumentality of the U.S. Government created in 1933. This particular security has a final maturity of 2036 but has a "put" in 1998, which gives the holder the option of redeeming the bond in 1998 or holding it, depending on whatever is more advantageous given the interest rate environment at the time. This bond provides considerable downside protection, but if interest rates should fall significantly, then the security would begin to behave like a long-term bond.

WHAT IS YOUR OUTLOOK FOR THE U.S. TREASURY MARKET?

Over the long term, the appeal of the U.S. government bond market is solid. We've got long-term Treasuries yielding 6.5% in a 3% inflation environment which some argue is really a 2% inflation environment because the CPI may be overstated. The outlook for interest rates is reasonably friendly, driven by low and stable inflation rates and economic growth in the 2.5% area. However, we're not expecting rates to move sharply lower in the months ahead.

EMERALD U.S. GOVERNMENT SECURITIES FUND                (as of November 30, 1996)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             RETAIL SHARES    LEHMAN     LIPPER
07/31/1991            10000      10000      10000
12/31/1991            11111      10834      10902
6/30/1992             11367      11172      11144
12/31/1992            11867      11584      11555
6/30/1993             12621      12148      12263
12/31/1993            12951      12376      12512
6/30/1994             12502      12020      12004
12/31/1994            12525      12177      12014
6/30/1995             13696      13482      13222
12/31/1995            14309      14222      13973
6/30/1996             14194      14272      13783
11/30/1996            14913      15062      14521

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have grown to $14,913 by November 30, 1996. By comparison, a similar investment in the Lipper Intermediate Government Funds Average would have had an ending value of $14,521. In this example, $10,000 invested in the Lehman Brothers Mortgage Index, an unmanaged index of U.S. Government agency and Treasury securities and agency mortgage-backed securities, would have had an ending value of $15,062. The comparison to the Lehman Brothers Mortgage Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. This index does not reflect any expenses that accompany a real investment such as expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund.

  AVERAGE ANNUAL TOTAL RETURN AS OF NOV. 30, 1996

1 Year                                        5.24%
5 Year                                        6.80%
Since Inception (7/31/91)                     7.77%
CURRENT SEC 30-DAY YIELD                      5.88%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD MANAGED BOND FUND
PHOTO                 Mr. Cantor joined Barnett in 1983 and plays a leading
                      role on the fixed income investing team. Prior to joining
Andrew Cantor,        the firm, he worked for Gulf United Corporation, where he
C.F.A.                was responsible for economic and interest rate analysis
INVESTMENT MANAGER    and the management of approximately $1.1 billion in fixed
23 years of           income investments. He received his BS in Mathematics
investment            from Florida Atlantic University and his MA in Economics
experience            from the University of South Carolina. Mr. Cantor holds
                      membership in the Association for Investment Management and Research (AIMR) and the Jacksonville Financial
                      Analysts Society. He has earned the Chartered Financial
                      Analyst (CFA) designation from AIMR.
                      INVESTMENT GOAL
                      The Fund's investment goal is primarily to seek a high level of current income and, secondarily, to seek capital appreciation.
                      The Fund is best suited for investors who want current income from corporate and government securities and who can accept fluctuations in price and yield.

PORTFOLIO COMPOSITION*
The portfolio emphasizes quality corporate bonds. These investment-grade securities offer a high degree of diversification as well as the opportunity for strong yields to investors. Currently, the portfolio's average maturity is 18.12 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Obligations                          39%
Cash & Cash Equivalents                         1%
Taxable Municipal Obligations                   4%
U.S. Government & Agency Obligations           56%

--------------------------------------------------------------------------------

TOP 10 HOLDINGS*

With the largest industry segment of the portfolio being finance, some of our top holdings include the following:

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
U.S. Treasury Note, 7.00%, 7/15/06                  7.32%   U.S. Treasury Note, 6.25%, 10/31/01                 3.95%
 .........................................................  ..........................................................
Hydro Quebec, 8.05%, 7/7/24                         4.39%   BHP Finance, 6.42%, 3/1/26                          3.57%
 .........................................................  ..........................................................
FNMA, 7.50%, 11/17/23                               4.25%   FNMA, 8.00%, 11/17/03                               3.09%
 .........................................................  ..........................................................
MCI, 7.13%, 6/15/27                                 4.11%   FHLMC, 6.95%, 12/15/20                              3.08%
 .........................................................  ..........................................................
Travelers Group, 6.88%, 6/1/25                      3.98%   FHLMC, 7.58%, 3/27/06                               2.98%
 .........................................................  ..........................................................
                                                            Total                                              40.72%
 .........................................................  ..........................................................

* The composition of the Fund's holdings is subject to change.

EMERALD MANAGED BOND FUND                              (as of November 30, 1996)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE YEAR?

For the 12-month period ending November 30, 1996, the Fund's total return was 5.51%. In comparison, the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade corporate debt and U.S. government securities, produced a return of 6.05%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The first half of the year was a difficult period as interest rates rose steadily. However, interest rates fell in the second half of the year. Since bond prices rise when interest rates fall, and vice versa, bond prices were little changed since the first of the year. As a result, returns primarily consisted of bond coupon payments rather than capital appreciation.

HOW HAS THE PORTFOLIO COMPOSITION CHANGED?

Between May 31 and November 30, 1996, we reduced the proportion of corporate bonds from 44% to 39% as the yield advantage that corporates enjoyed over government bonds continued to shrink. Because interest rates are relatively low, we continue to expect a fairly heavy supply of new corporate issues, which might put some additional pressure on corporate yields relative to Treasury yields. In addition, as the economy slows, corporate bond prices tend to fall relative to governments as investors become more concerned about creditworthiness.

WHAT SECTORS ARE HEAVILY REPRESENTED WITHIN THE CORPORATE BOND PORTION OF THE PORTFOLIO?

Financial companies represent 13% of the portfolio, since finance companies tend to be large issuers in the intermediate-term bond market. In addition, there is evidence that ratings of finance companies tend to be more stable than those of other companies. If you think of money as the raw product that finance companies use, their bottom line is much more directly impacted by changes in their cost of funds, and changes in their cost of funds would rise if there was a decline in their ratings. In addition to finance companies, about 7% of the portfolio is invested in international bonds such as Hydro Quebec, which are guaranteed by Quebec Province, and British Telecom, a AAA-rated telephone company in Great Britain. Other bonds in the portfolio include issues from Monsanto, Waste Management Technologies and Bausch & Lomb. We recently purchased bonds issued by MCI with a final maturity of 6-15-2027 and a put option at 6-15-2003. The put option allows us to redeem the bonds in seven years, thus providing the defensive characteristics of an intermediate-term bond. MCI is a solid company with a strong balance sheet and good earnings prospects. The company, with an A rating, is being acquired by British Telecom, which has a AAA credit rating, so the purchase is a favorable development from a credit perspective. The average credit quality of the corporate securities in the portfolio is AA1.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Because of the surplus supply and the slower economic environment, corporate bonds may temporarily underperform compared to U.S. government bonds. Over the long term, we continue to believe that corporates are an important element of a fixed income strategy. But we think it is important to maintain a high credit-quality portfolio. The bond market rally that we saw immediately after the November elections indicates some comfort with the notion of divided government -- the Democrats aren't going to get too carried away with spending because we have a Republican Congress and Congress isn't going to get too carried away with tax cuts because we've got a Democratic White House. That's the spin that the financial markets put on the election results, and I think, by and large, it's a friendly type outcome.

EMERALD MANAGED BOND FUND                              (as of November 30, 1996)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Retail Shares     Lehman     Lipper
4/30/87             10000      10000      10000
6/30/87             10069      10098      10024
12/31/87            10304      10393      10197
6/30/88             10738      10911      10700
12/31/88            10975      11213      11057
6/30/89             11965      12243      11999
12/31/89            12491      12842      12450
6/30/90             12788      13204      12700
12/31/90            13533      13990      13246
6/30/91             14095      14615      13910
12/31/91            15694      16229      15575
6/30/92             16131      16669      15998
12/31/92            16876      17431      16788
6/30/93             18075      18634      18213
12/31/93            18588      19130      18809
6/30/94             17813      18390      17756
12/31/94            17917      18572      17868
6/30/95             20113      20697      20026
12/31/95            21409      22003      21453
6/30/96             21110      21734      20912
11/30/96            22286      23013      22242

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have been worth $22,286 by November 30, 1996. By comparison, a similar investment in the Lipper A-Rated Corporate Debt Funds Average would have had a value of $22,242. In this example, $10,000 invested in the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. Government agency debt securities with maturities of more than one year, would have had a value of $23,013. The comparison to the Lehman Brothers Aggregate Bond Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. This index does not reflect any expenses that accompany a real investment such as expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund.

 AVERAGE ANNUAL TOTAL RETURN AS OF NOV. 30, 1996*

1 Year                                        5.51%
5 Year                                        7.98%
Since Inception                               8.71%
CURRENT SEC 30-DAY YIELD                      5.49%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements, performance would have been lower. If the service contractors had not waived fees or reimbursed expenses, the SEC 30-day yield would have been 4.13%.

* The inception date for performance purposes is 4/30/87. The quoted performance of the Emerald Managed Bond Fund includes performance of a common trust fund for employee benefit plan accounts that were managed by the predecessor of Barnett Capital Advisors, Inc. (the "Commingled Fund") prior to the establishment of the Fund on 4/11/94. On that date, the assets of the Commingled Fund were transferred to the Fund in connection with its commencement of operations. The Commingled Fund was operated using substantially the same investment objective, policies and techniques as the Fund. During that time, the Commingled Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance may have been adversely affected. Because the Commingled Fund did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.67% of average daily net assets. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the Fund's Retail Shares.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD FLORIDA TAX-EXEMPT FUND
PHOTO                 Ms. Moore joined Barnett in 1991 and plays an integral
                      role on the municipal fixed income investing team. She
Margaret L. Moore,    works with a highly qualified team of municipal fixed
INVESTMENT MANAGER    income investment professionals to carefully analyze
13 years of           interest rates, as well as individual tax-exempt fixed
investment            income securities. Prior to joining the firm, she worked
experience            for First Florida Bank, N.A., as a fixed income trader.
                      She received her BS in Finance from Florida State
                      University and her MBA from the University of North
                      Florida.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek high tax-free income by investing primarily in debt obligations of the state of Florida or counties, municipalities or other issuing agencies within the state.*
                      The Fund is best suited for quality-conscious investors in the state of Florida who are subject to the intangibles tax and those who are seeking a high current tax-free yield or a monthly tax-free income check.
                      Investors must be willing to accept fluctuations in price and yield.

PORTFOLIO COMPOSITION**
By design, the portfolio focuses on holding bonds in the highest four rating categories used by Moody's Investor Services and Standard & Poor's. The emphasis within the four rating classifications, however, is in the top two. By emphasizing quality, the Fund seeks to minimize risk during this challenging period in the economy. Ratings in the chart are assigned by Moody's Investor Services. Currently, the portfolio's average maturity is 15.79 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BBB              22%
Aaa              61%
Aa               16%
A                 1%

--------------------------------------------------------------------------------
TOP 10 HOLDINGS**
Some of the top Florida municipal bonds included in the portfolio include the following:

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Okaloosa Cnty., FL, Gas Dist. Rev., 6.88%,                  Florida State Dept. Environmental
 10/1/19                                            4.70%    Preservation, 5.50%, 7/1/13                        4.14%
 .........................................................  ..........................................................
Collier County, FL, 7.00%, 12/1/19                  4.52%   Charlotte County, FL, 5.63%, 10/1/16                4.13%
 .........................................................  ..........................................................
Dade County, FL, 5.75%, 10/1/12                     4.21%   Miami Beach, FL, 5.38%, 9/1/15                      4.09%
 .........................................................  ..........................................................
Jacksonville, FL, Sales Tax Rev., 5.65%,
 10/1/14                                            4.17%   Jacksonville, FL, 5.63%, 11/1/18                    4.07%
 .........................................................  ..........................................................
                                                            South Miami Health Facilities, 5.38%,
 Orange County, FL, 6.25%, 10/1/16                  4.15%    10/1/16                                            4.06%
 .........................................................  ..........................................................
                                                            Total                                              42.24%
 .........................................................  ..........................................................

 * Investors may be subject to the federal alternative minimum tax and to certain state and local taxes.
** The composition of the Fund's holdings is subject to change.

EMERALD FLORIDA TAX-EXEMPT FUND                        (as of November 30, 1996)
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE YEAR?

For the 12-month period ending November 30, 1996, the Fund's total return was 4.69%. In comparison, the Lipper Florida Muni-Debt Average -- a composite of mutual funds which invest in investments issued by the State of Florida and its municipalities, and territories and political subdivisions which are exempt from the Florida Intangibles Tax -- rose 4.69%.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The early part of 1996 was particularly difficult for municipal bonds due to the debate over the flat tax during the presidential primary season. A flat tax would have removed the tax advantage of municipal bonds. Economic growth was robust in the second quarter, and that created fears of renewed inflation -- leading to higher interest rates and lower bond prices. Interest rates peaked during the summer, and there was speculation that the Federal Reserve Board would raise short-term interest rates to slow the economy. However, by early October, the economy was slowing without Fed action, and it became clear that the Fed would not raise rates prior to the presidential election. By the end of the fiscal year, interest rates had fallen nearly to their year-ago levels. The results of the election suggested that no substantial changes in the tax law impacting municipal bonds would be forthcoming. Although the municipal bond market has generally outperformed U.S. Treasuries, munis are still yielding in the range of 85% of Treasury securities, which makes munis quite attractive to investors in high income tax brackets. One reason for the higher yields is the surplus supply of municipal bond issues. Many bonds issued prior to the Tax Reform Act of 1986 had ten year call provisions that were implemented in the summer of 1996. Thus, we're not going to have as many calls and redemptions in 1997, which will effectively increase the net supply of bonds.

GIVEN THE RECENT ENVIRONMENT, WHAT HAS BEEN YOUR PORTFOLIO STRATEGY?

Given our lower interest-rate outlook for 1996, our strategy in the second half of the year was to purchase lower-coupon bonds, or "discounts." These "discounts" provided higher price potential when interest rates dropped at the end of 1996. We also purchased some noncallable premium bonds which react well when interest rates are falling. Long-term bond prices rise sharply when interest rates fall. However, bonds that are callable in a few years do not rise in price as much as noncallable bonds. In addition, if interest rates rise, then a bond with a higher coupon will not fall in price as much as a bond with a lower coupon. Another strategy is to keep the credit quality of the portfolio very high. Quality spreads are very narrow -- that is, a lower quality bond does not pay enough additional interest to compensate for the additional risk. We avoid certain types of issues, such as Certificates of Participation, which are bonds that can be issued without voter approval. Partly due to potential legal challenges to their tax-exempt status, these bonds may not be as liquid as other types of securities.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

After the Fund's competitive performance during the past few months, partly due to its longer-than-average duration (sensitivity to interest rates), it may be a good time to be a bit defensive over the short run. By reducing the duration of the portfolio somewhat, we would be reducing its sensitivity to interest rates, which may have fallen more rapidly in recent months than would be sustainable if the economy becomes stronger. Although there has been some negative news on Miami's financial position in recent weeks, the state's overall economy remains strong. In recent years, the economy has changed from a narrow focus on agriculture and tourism into a broad service economy with significant banking, insurance and export activity. A diversifying economy, coupled with a steady migration of retirees into Florida, is likely to keep the municipal bond market healthy in the years to come.

EMERALD FLORIDA TAX-EXEMPT FUND                        (as of November 30, 1996)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           RETAIL SHARES    LIPPER AVERAGE   MERRILL LYNCH
8/1/91              10000             10000           10000
6/30/92             11158             11083           10105
12/31/92            11701             11581           10527
6/30/93             12746             12480           11293
12/31/93            13352             13060           11726
6/30/94             12586             12381           11022
12/31/94            12435             12274           11001
6/30/95             13446             13403           12047
12/31/95            14438             14399           14316
6/30/96             14107             14182           14267
11/30/96            14933             14914           15069

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have grown to $14,933 by November 30, 1996. By comparison, a similar investment in the Lipper Florida Tax-Exempt Municipal Funds Average would have had an ending value of $14,914. In this example, $10,000 invested in the Merrill Lynch Municipal Index, an unmanaged index of municipal bonds, would have had an ending value of $15,069. The comparison to the Merrill Lynch Municipal Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. This index does not reflect any expenses that accompany a real investment such as expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund.

  AVERAGE ANNUAL TOTAL RETURN AS OF NOV. 30, 1996

1 Year                                        4.69%
5 year                                        7.61%
Since Inception (8/1/91)                      7.80%
CURRENT SEC 30-DAY YIELD                      4.64%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

During the periods indicated, fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements, performance would have been lower. If the service contractors had not waived fees or reimbursed expenses, the SEC 30-day yield would have been 4.57%.

INTERVIEW                                              (as of November 30, 1996)
--------------------------------------------------------------------------------

                      EMERALD PRIME, TREASURY AND TAX-EXEMPT FUNDS*
PHOTO                 Ms. Lunsford joined Barnett in 1988 and plays a central
                      role on the money market investing team. Prior to joining
Jacqueline R.         the firm, she worked for First Kentucky Trust Company as
Lunsford,             a money market portfolio manager. Ms. Lunsford received
C.F.A.                her BS in Finance from the University of Louisville. She
PORTFOLIO MANAGER     holds membership in the Association for Investment
13 years of           Management and Research (AIMR) and the Treasury
investment            Management Association, and she has earned the Chartered
experience            Financial Analyst (CFA) designation from AIMR.
                      INVESTMENT GOAL
                      The Emerald Money Market Funds seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. In addition, the Emerald Tax-Exempt Fund seeks to provide income that is free from federal income tax. These Funds are suitable for investors who are seeking a flexible and convenient way to manage their cash. Each Fund seeks its objective by investing in:
                      PRIME FUND
                      A broad range of U.S. Government, bank and corporate short-term money- market obligations.
                      TREASURY FUND
                      Short-term U.S. Treasury securities and other government obligations, which are guaranteed full faith and credit by the U.S. Treasury, and repurchase agreements collateralized by the same.
                      TAX-EXEMPT FUND
                      Short-term municipal obligations.
                      Investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

---------------
* Investments in the Prime, Treasury and Tax-Exempt Funds are neither insured nor guaranteed by the U.S. Government, and yields will fluctuate. Although these Funds seek to maintain a stable net asset value (NAV) of $1.00 per share, there is no assurance that they will be able to do so.

EMERALD PRIME, TREASURY AND TAX-EXEMPT FUNDS           (as of November 30, 1996)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUNDS?

After rising steadily during the first half of 1996, short-term interest rates remained in a fairly tight trading range in the second half of the year, with 30-day commercial paper yielding between 5.25% and 5.35%. However, the short-term market did occasionally experience some short-lived swings in rates, as sporadic fluctuations in releases of various economic data kept investors guessing as to what direction the Federal Reserve Board would next push interest rates. Our slightly shorter average maturity structure allowed us to take advantage of buying opportunities as they arose.

WHAT FACTORS COULD AFFECT THE FUNDS IN THE MONTHS AHEAD?

Despite speculation to the contrary, the Fed hasn't made a change to the federal funds rate since January of 1996, when it lowered the rate from 5.50% to 5.25%. Since recent indicators -- such as weak Christmas sales -- continue to show that the economy is not overheating, the general consensus now seems to favor no Federal Reserve Board action through the first quarter of 1997. Although money market yields are driven by market forces, they tend to track the fed funds rate. Another factor that could affect interest rates -- and thus the yield on money market funds -- is the strength or weakness of the stock market. If investors begin to take profits and drive the equity market down, then the demand for money market securities would rise, thus causing prices to rise and money market yields to fall.

   SEC 7-DAY YIELDS AS OF NOV. 30, 1996
Prime Fund                        4.61%
Treasury Fund                     4.51%
Tax-Exempt Fund                   2.85%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

During the periods indicated, fee waivers and expense reimbursements were in effect. Without these waivers and reimbursements, performance would have been lower. Had these waivers or reimbursements not been in effect, the SEC 7-day yields would have been 4.56% and 4.50% for the Prime and Treasury Funds, respectively.

     [LOGO]

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
LONG-TERM INVESTMENTS -- 98.6%
COMMON STOCKS -- 93.8%
AEROSPACE -- 0.8%
  Boeing Co. ...................................................................      21,200  $  2,106,750
                                                                                              ------------

AIRLINES -- 1.2%
  AMR Corp.* ...................................................................      33,600     3,066,000
                                                                                              ------------

APPAREL -- 0.7%
  Tommy Hilfiger Corp.* ........................................................      31,700     1,711,800
                                                                                              ------------

AUTO PARTS -- ORIGINAL EQUIPMENT MANUFACTURERS -- 0.7%
  Lear Corp.* ..................................................................      47,700     1,711,238
                                                                                              ------------

BIOTECHNOLOGY -- 2.0%
  Amgen Inc.* ..................................................................      53,700     3,268,987
  Elan Corp., PLC ADR* .........................................................      55,800     1,660,050
                                                                                              ------------
                                                                                                 4,929,037
                                                                                              ------------
BUILDING MATERIALS -- 0.7%
  Home Depot, Inc. .............................................................      31,598     1,647,046
                                                                                              ------------

CLOTHING/SHOES/ACCESSORIES -- 1.0%
  Gap, Inc. ....................................................................      80,400     2,582,850
                                                                                              ------------

COMPUTER SOFTWARE -- 4.7%
  BMC Software* ................................................................      50,600     2,201,100
  Cadence Design Systems, Inc.* ................................................      83,875     3,344,516
  Computer Associates International, Inc. ......................................      59,975     3,943,356
  Microsoft Corp.* .............................................................      14,300     2,243,312
                                                                                              ------------
                                                                                                11,732,284
                                                                                              ------------
COMPUTER/VIDEO CHAINS -- 0.7%
  CompUSA, Inc.* ...............................................................      37,900     1,705,500
                                                                                              ------------

CONSTRUCTION/AGRICULTURE EQUIPMENT -- 1.2%
  Caterpillar, Inc. ............................................................      39,700     3,141,262
                                                                                              ------------

CONSUMER SPECIALTIES -- 0.3%
  Oakley, Inc.* ................................................................      58,600       813,075
                                                                                              ------------

DEPARTMENT STORES -- 0.9%
  Federated Department Stores, Inc.* ...........................................      68,600     2,340,975
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
DISCOUNT CHAINS -- 0.8%
  Consolidated Stores Corp.* ...................................................      51,000  $  1,887,000
                                                                                              ------------

DIVERSIFIED ELECTRONICS -- 0.9%
  SCI Systems, Inc.* ...........................................................      44,100     2,326,275
                                                                                              ------------

DIVERSIFIED MANUFACTURING -- 3.5%
  AlliedSignal, Inc. ...........................................................      42,900     3,142,425
  Dresser Industries, Inc. .....................................................      91,500     2,996,625
  Tyco International Ltd. ......................................................      48,900     2,677,275
                                                                                              ------------
                                                                                                 8,816,325
                                                                                              ------------
ELECTRONIC DATA PROCESSING -- PERIPHERALS -- 2.2%
  Storage Tech Corp.* ..........................................................      50,100     2,498,738
  U.S. Robotics Corp.* .........................................................      39,100     3,074,238
                                                                                              ------------
                                                                                                 5,572,976
                                                                                              ------------
ELECTRICAL PRODUCTS -- 1.5%
  Raychem Corp. ................................................................      43,900     3,742,475
                                                                                              ------------

ELECTRONIC COMPONENTS -- 0.9%
  Adaptec, Inc.* ...............................................................      60,800     2,264,800
                                                                                              ------------

ELECTRONIC DATA PROCESSORS -- 2.5%
  Dell Computer Corp.* .........................................................      18,100     1,839,413
  Gateway 2000, Inc.* ..........................................................      35,900     1,925,138
  Sun Microsystems, Inc.* ......................................................      42,200     2,458,150
                                                                                              ------------
                                                                                                 6,222,701
                                                                                              ------------
ELECTRONICS DISTRIBUTORS -- 0.2%
  Tech Data Corp.* .............................................................      14,000       420,000
                                                                                              ------------

ENVIRONMENTAL SERVICES -- 1.8%
  Calenergy Co., Inc.* .........................................................      64,000     1,912,000
  U.S.A. Waste Services, Inc.* .................................................      80,600     2,599,350
                                                                                              ------------
                                                                                                 4,511,350
                                                                                              ------------
FINANCE COMPANIES -- 2.3%
  Green Tree Financial Corp. ...................................................      76,100     3,186,688
  MBNA Corp. ...................................................................      66,200     2,672,825
                                                                                              ------------
                                                                                                 5,859,513
                                                                                              ------------
FINANCIAL PUBLISHING -- 0.7%
  Equifax, Inc. ................................................................      54,900     1,797,975
                                                                                              ------------

FINANCIAL SERVICES -- 2.0%
  Travelers Group, Inc. ........................................................     111,264     5,006,875
                                                                                              ------------

FOOD DISTRIBUTORS -- 0.7%
  Richfood Holdings, Inc. ......................................................      62,950     1,636,700
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
HOSPITAL/NURSING MANAGEMENT -- 0.8%
  OrNda HealthCorp* ............................................................      68,400  $  1,992,150
                                                                                              ------------

HOTELS/RESORTS -- 1.6%
  HFS, Inc.* ...................................................................      29,700     1,923,075
  Marriott International, Inc. .................................................      37,300     2,079,475
                                                                                              ------------
                                                                                                 4,002,550
                                                                                              ------------
INDUSTRIAL MACHINERY -- 0.9%
  Harnischfeger Industries, Inc. ...............................................      51,900     2,303,062
                                                                                              ------------

INTEGRATED OIL COMPANIES -- 1.2%
  Phillips Petroleum Co. .......................................................      67,300     3,036,912
                                                                                              ------------

INVESTMENT BANKERS -- 0.7%
  Paine Webber Group, Inc. .....................................................      64,600     1,752,275
                                                                                              ------------

LIFE INSURANCE -- 1.8%
  Conseco, Inc. ................................................................      30,000     1,676,250
  SunAmerica, Inc. .............................................................      65,200     2,730,250
                                                                                              ------------
                                                                                                 4,406,500
                                                                                              ------------
MAJOR BANKS -- 4.1%
  BankAmerica Corp. ............................................................      38,200     3,934,600
  Bankers Trust New York Corp. .................................................      35,000     3,045,000
  NationsBank Corp. ............................................................      32,400     3,357,450
                                                                                              ------------
                                                                                                10,337,050
                                                                                              ------------
MAJOR CHEMICALS -- 0.9%
  Imperial Chemical Industries .................................................      41,300     2,137,275
                                                                                              ------------

MAJOR PHARMACEUTICALS -- 8.4%
  Abbott Laboratories ..........................................................      57,900     3,227,925
  American Home Products .......................................................      72,300     4,645,275
  Johnson & Johnson ............................................................      66,400     3,527,500
  Merck & Co. ..................................................................      57,800     4,797,400
  Pfizer, Inc. .................................................................      53,800     4,821,825
                                                                                              ------------
                                                                                                21,019,925
                                                                                              ------------
MAJOR U.S. TELECOMMUNICATIONS -- 1.7%
  Ameritech Corp. ..............................................................      30,600     1,801,575
  Sprint Corp. .................................................................      57,000     2,386,875
                                                                                              ------------
                                                                                                 4,188,450
                                                                                              ------------
MANAGED HEALTH CARE -- 1.3%
  Oxford Health Plans* .........................................................      55,600     3,224,800
                                                                                              ------------

MEDICAL ELECTRONICS -- 0.5%
  Medtronic, Inc. ..............................................................      20,000     1,322,500
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
MEDICAL/HOSPITALS -- 0.7%
  MedPartners/Mullikin, Inc.* ..................................................      73,200  $  1,665,300
                                                                                              ------------

MEDICAL/NURSING SERVICES -- 1.0%
  HEALTHSOUTH Corp.* ...........................................................      65,800     2,475,725
                                                                                              ------------

MEDICAL SPECIALTIES -- 0.9%
  Boston Scientific Corp.* .....................................................      38,300     2,235,763
                                                                                              ------------

MULTI-SECTOR COMPANIES -- 3.0%
  General Electric Co. .........................................................      71,800     7,467,200
                                                                                              ------------

OFFICE EQUIPMENT/SUPPLIES -- 0.7%
  U.S. Office Products Co.* ....................................................      59,500     1,844,500
                                                                                              ------------

OFFICE/PLANT AUTOMATION -- 2.1%
  Cisco Systems, Inc.* .........................................................      77,300     5,246,737
                                                                                              ------------

OIL/GAS DISTRIBUTION -- 2.8%
  Enron Corp. ..................................................................      63,700     2,914,275
  Williams Cos., Inc. ..........................................................      74,400     4,175,700
                                                                                              ------------
                                                                                                 7,089,975
                                                                                              ------------
OIL REFINING/MARKETING -- 1.4%
  USX-Marathon Group ...........................................................     154,300     3,529,612
                                                                                              ------------

OTHER SPECIALTY STORES -- 1.6%
  Borders Group, Inc.* .........................................................      43,400     1,584,100
  Staples, Inc.* ...............................................................     121,200     2,393,700
                                                                                              ------------
                                                                                                 3,977,800
                                                                                              ------------
OTHER TELECOMMUNICATIONS -- 3.1%
  Cincinnati Bell, Inc. ........................................................      62,600     3,732,525
  WorldCom, Inc.* ..............................................................     169,700     3,924,313
                                                                                              ------------
                                                                                                 7,656,838
                                                                                              ------------
PACKAGED FOODS -- 1.9%
  Dole Foods, Inc. .............................................................      67,700     2,640,300
  Sara Lee Corp. ...............................................................      54,300     2,131,275
                                                                                              ------------
                                                                                                 4,771,575
                                                                                              ------------
PACKAGED GOODS/COSMETICS -- 3.2%
  Gillette Co. .................................................................      55,600     4,100,500
  Kimberly-Clark Corp. .........................................................      40,800     3,988,200
                                                                                              ------------
                                                                                                 8,088,700
                                                                                              ------------
PAPER -- 0.9%
  International Paper Co. ......................................................      55,400     2,354,500
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
PHOTOGRAPHIC PRODUCT -- 1.1%
  Eastman Kodak Co. ............................................................      35,400  $  2,867,400
                                                                                              ------------

RECREATIONAL PRODUCTS -- 0.9%
  Callaway Golf Co. ............................................................      71,900     2,183,962
                                                                                              ------------

RESTAURANTS -- 1.0%
  Boston Chicken, Inc.* ........................................................      65,500     2,538,125
                                                                                              ------------

SEMICONDUCTORS -- 3.1%
  Atmel Corp.* .................................................................      67,400     2,215,775
  C-Cube Microsystems, Inc.* ...................................................      35,000     1,526,875
  Intel Corp. ..................................................................      32,100     4,072,687
                                                                                              ------------
                                                                                                 7,815,337
                                                                                              ------------
SHOE MANUFACTURING -- 1.8%
  Nike, Inc., Class B ..........................................................      78,800     4,481,750
                                                                                              ------------

SOFT DRINKS -- 1.6%
  PepsiCo, Inc. ................................................................     130,600     3,901,675
                                                                                              ------------

SPECIALTY CHEMICALS -- 1.1%
  Praxair, Inc. ................................................................      57,800     2,810,525
                                                                                              ------------

TELECOMMUNICATION EQUIPMENT -- 1.1%
  Andrew Corp.* ................................................................      27,600     1,597,350
  L.M. Ericsson Telephone Co. ADR, Class B .....................................      34,400     1,062,100
                                                                                              ------------
                                                                                                 2,659,450
                                                                                              ------------
TOTAL COMMON STOCKS (COST $168,651,418).........................................               234,938,680
                                                                                              ------------

UNIT INVESTMENT TRUSTS -- 4.8%
  S&P 400 Mid-Cap Depository Receipts, Series I ................................     116,800     5,960,450
  S&P 500 Depository Receipts, Series I ........................................      79,500     6,035,789
                                                                                              ------------

TOTAL UNIT INVESTMENT TRUSTS (COST $10,409,066).................................                11,996,239
                                                                                              ------------

TOTAL LONG-TERM INVESTMENTS (COST $179,060,484).................................               246,934,919
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
SHORT-TERM INVESTMENTS -- 1.4%
OPEN-END INVESTMENT COMPANIES -- 1.4%
  Dreyfus Cash Management Fund .................................................   1,589,515  $  1,589,515
  Provident Institutional Temporary Cash Fund ..................................   1,864,036     1,864,036
                                                                                              ------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,453,551)..................................                 3,453,551
                                                                                              ------------

TOTAL INVESTMENTS (COST $182,514,035) (A) -- 100.0%.............................               250,388,470

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%).................................                   (27,398)
                                                                                              ------------
NET ASSETS -- 100.0%............................................................              $250,361,072
                                                                                              ------------
                                                                                              ------------

---------------
Percentages indicated are based on net assets of $250,361,072.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $347,732. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 68,642,126
Unrealized depreciation.......    (1,115,423)
                                ------------
Net unrealized appreciation...  $ 67,526,703
                                ------------
                                ------------

 * Represents non-income producing security.
ADR -- American Depository Receipt.
PLC -- Public Limited Company.

See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $182,514,035)........  $ 250,388,470
  Dividends receivable...........................................        233,761
  Receivable for capital shares issued...........................        168,162
  Prepaid expenses and other assets..............................         10,365
                                                                   -------------
Total assets.....................................................    250,800,758
                                                                   -------------
LIABILITIES:
  Dividends payable..............................................        127,416
  Payable for capital shares redeemed............................         78,358
  Accrued expenses and other liabilities:
    Investment Advisory fees.....................................        117,747
    Administration fees..........................................         15,458
    Shareholder Processing fees (Retail Shares)..................          6,603
    Combined Distribution and Service fees (Retail Shares).......          6,603
    Custodian and transfer agent fees............................         37,687
    Audit and legal fees.........................................         24,266
    Other liabilities............................................         25,548
                                                                   -------------
Total liabilities................................................        439,686
                                                                   -------------
NET ASSETS.......................................................  $ 250,361,072
                                                                   -------------
                                                                   -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Retail Shares:
    ($33,176,913/2,034,501 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized).................................................  $       16.31
                                                                   -------------
                                                                   -------------
  Institutional Shares:
    ($217,184,159/13,276,564 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized).................................................  $       16.36
                                                                   -------------
                                                                   -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par..........................  $      15,311
  Additional paid-in capital.....................................    159,008,104
  Distributions in excess of net investment income...............        (42,609)
  Accumulated net realized gains on investment transactions......     23,505,831
  Net unrealized appreciation of investments.....................     67,874,435
                                                                   -------------
Net Assets, November 30, 1996....................................  $ 250,361,072
                                                                   -------------
                                                                   -------------

------------
See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends...........................................................               $  2,708,638
EXPENSES:
  Investment Advisory fees............................................  $1,321,335
  Administration fees.................................................     152,061
  Shareholder Processing fees (Retail Shares).........................      62,663
  Combined Distribution and Service fees (Retail Shares)..............      68,645
  Combined Distribution and Service fees (B Shares)...................       6,670
  Transfer agent fees and expenses....................................      77,837
  Custodian fees and expenses.........................................      45,952
  Legal fees..........................................................      13,842
  Audit fees..........................................................      25,551
  Reports to shareholders (Retail Shares).............................      10,816
  Reports to shareholders (Institutional Shares)......................      50,915
  Amortization of organization costs..................................      11,148
  Registration fees...................................................      29,328
  Trustees' fees......................................................       8,976
  Other expenses......................................................      20,997
                                                                        ----------
                                                                         1,906,736
Less: Expense reimbursements..........................................      (1,483)
    Expenses paid by third parties....................................      (3,157)     1,902,096
                                                                        ----------   ------------
Net Investment Income.................................................                    806,542
                                                                                     ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions.......................                 23,919,476
  Net change in unrealized appreciation of investments................                 22,333,435
                                                                                     ------------
Net Realized and Unrealized Gains on Investments......................                 46,252,911
                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................               $ 47,059,453
                                                                                     ------------
                                                                                     ------------

------------
See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           YEARS ENDED
                                                    --------------------------
                                                    NOVEMBER 30,  NOVEMBER 30,
                                                        1996          1995
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income...........................  $    806,542  $  1,163,936
  Net realized gains on securities transactions...    23,919,476    17,929,629
  Net change in unrealized appreciation of
    investments...................................    22,333,435    39,601,156
                                                    ------------  ------------
  Net increase in net assets resulting from
    operations....................................    47,059,453    58,694,721
                                                    ------------  ------------
Dividends to shareholders from net investment
  income
  Retail Shares...................................       --            (29,869)
  B Shares........................................       --            --
  Institutional Shares............................      (806,542)   (1,134,067)
                                                    ------------  ------------
Total dividends to shareholders from net
  investment income...............................      (806,542)   (1,163,936)
                                                    ------------  ------------
Dividends to shareholders in excess of net
  investment income
  Retail Shares...................................       (24,107)      --
  B Shares........................................        (1,075)      --
  Institutional Shares............................       (17,427)      --
                                                    ------------  ------------
Total dividends to shareholders in excess of net
  investment income...............................       (42,609)      --
                                                    ------------  ------------
Distributions to shareholders from net realized
  gains
  Retail Shares...................................    (1,985,635)      --
  B Shares........................................      (212,931)      --
  Institutional Shares............................   (15,246,479)      --
                                                    ------------  ------------
Total distributions to shareholders from net
  realized gains..................................   (17,445,045)      --
                                                    ------------  ------------
Fund Share Transactions
  Net proceeds from shares subscribed.............    68,268,294    31,008,809
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions.................................    15,964,511     1,205,477
  Cost of shares redeemed.........................   (60,932,375)  (76,668,089)
                                                    ------------  ------------
  Net increase (decrease) in net assets from Fund
    share transactions............................    23,300,430   (44,453,803)
                                                    ------------  ------------
Total Increase....................................    52,065,687    13,076,982
NET ASSETS:
  Beginning of period.............................   198,295,385   185,218,403
                                                    ------------  ------------
  End of period (including distributions in excess
    of net investment income of $42,609 and $0,
    respectively).................................  $250,361,072  $198,295,385
                                                    ------------  ------------
                                                    ------------  ------------

------------
See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
LONG-TERM INVESTMENTS -- 97.1%
COMMON STOCKS -- 95.2%
AEROSPACE -- 1.6%
  Boeing Co. ............................................................................        500  $     49,688
  Rockwell International Corp.* .........................................................        200        12,850
                                                                                                      ------------
                                                                                                            62,538
                                                                                                      ------------
AIR FREIGHT/DELIVERY -- 0.9%
  Federal Express Corp.* ................................................................        800        35,400
                                                                                                      ------------

AIRLINES -- 1.7%
  AMR Corp.* ............................................................................        400        36,500
  Delta Air Lines, Inc. .................................................................        400        30,100
                                                                                                      ------------
                                                                                                            66,600
                                                                                                      ------------
ALUMINUM -- 2.8%
  Aluminum Company of America ...........................................................      1,400        89,075
  Reynolds Metals Co. ...................................................................        400        23,800
                                                                                                      ------------
                                                                                                           112,875
                                                                                                      ------------
APPAREL -- 0.9%
  Russell Corp. .........................................................................      1,300        37,375
                                                                                                      ------------

AUTO PARTS - ORIGINAL EQUIPMENT MANUFACTURERS -- 1.0%
  TRW, Inc. .............................................................................        400        38,950
                                                                                                      ------------

BUILDING PRODUCTS -- 1.0%
  Johnson Controls, Inc. ................................................................        500        38,750
                                                                                                      ------------

CHEMICALS - PLASTICS -- 0.0%
  Allegience Corp. ......................................................................         60         1,357
                                                                                                      ------------

CONTAINERS/PACKAGING -- 0.7%
  Crown, Cork & Seal Co., Inc. ..........................................................        500        26,500
                                                                                                      ------------

DEPARTMENT STORES -- 1.6%
  Federated Department Stores, Inc.* ....................................................        700        23,887
  Fred Meyer, Inc.* .....................................................................        400        13,400
  Sears Roebuck & Co. ...................................................................        500        24,875
                                                                                                      ------------
                                                                                                            62,162
                                                                                                      ------------
DIVERSIFIED MANUFACTURING -- 0.4%
  Olin Corp. ............................................................................        400        15,950
                                                                                                      ------------

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
DRUG STORE CHAINS -- 0.8%
  Rite Aid Corp. ........................................................................        800  $     31,700
                                                                                                      ------------

ELECTRONIC DATA PROCESSING - PERIPHERALS -- 0.8%
  Seagate Technology Inc.* ..............................................................        800        31,600
                                                                                                      ------------

ELECTRIC UTILITIES - EAST -- 0.5%
  DQE, Inc. .............................................................................        700        20,650
                                                                                                      ------------

ELECTRIC UTILITIES -- 1.9%
  Entergy Corp. .........................................................................      1,300        35,262
  FPL Group, Inc. .......................................................................        900        41,512
                                                                                                      ------------
                                                                                                            76,774
                                                                                                      ------------
ELECTRIC UTILITIES - CENTRAL -- 1.5%
  Illinova Corp. ........................................................................      1,000        26,500
  Unicom Corp. ..........................................................................      1,300        34,613
                                                                                                      ------------
                                                                                                            61,113
                                                                                                      ------------
ELECTRONIC DATA PROCESSOR -- 1.6%
  International Business Machines Corp. .................................................        400        63,750
                                                                                                      ------------

FINANCE COMPANIES -- 5.0%
  Capital One Financial Corp. ...........................................................        700        25,288
  Countrywide Credit Industries, Inc. ...................................................      1,000        28,875
  Federal Home Loan Mortgage Corp. ......................................................        400        45,700
  Federal National Mortgage Assoc. ......................................................      1,900        78,375
  Finova Group, Inc. ....................................................................        300        19,800
                                                                                                      ------------
                                                                                                           198,038
                                                                                                      ------------
FINANCIAL SERVICES -- 1.6%
  Travelers Group, Inc. .................................................................      1,400        62,998
                                                                                                      ------------

FLUID CONTROLS -- 0.9%
  Parker-Hannifin Corp. .................................................................        900        36,563
                                                                                                      ------------

FOOD CHAINS -- 1.7%
  Safeway, Inc.* ........................................................................      1,100        44,687
  Vons Cos., Inc.* ......................................................................        400        21,050
                                                                                                      ------------
                                                                                                            65,737
                                                                                                      ------------
FOREST PRODUCTS -- 0.6%
  Weyerhaeuser Co. ......................................................................        500        23,000
                                                                                                      ------------

INDUSTRIAL MACHINERY -- 1.1%
  Harnischfeger Industries, Inc. ........................................................      1,000        44,375
                                                                                                      ------------

INTEGRATED OIL COMPANIES -- 12.9%
  Amoco Corp. ...........................................................................      1,000        77,625

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
INTEGRATED OIL COMPANIES -- (CONTINUED)
  Atlantic Richfield Co. ................................................................        200  $     27,825
  Chevron Corp. .........................................................................        100         6,700
  Exxon Corp. ...........................................................................      2,200       208,175
  Mobil Corp. ...........................................................................        500        60,500
  Phillips Petroleum Co. ................................................................      1,100        49,638
  Texaco, Inc. ..........................................................................        800        79,300
                                                                                                      ------------
                                                                                                           509,763
                                                                                                      ------------
INVESTMENT BANKERS -- 1.6%
  Salomon, Inc. .........................................................................      1,400        63,875
                                                                                                      ------------

LIFE INSURANCE -- 2.0%
  Conseco, Inc. .........................................................................      1,400        78,225
                                                                                                      ------------

MAJOR BANKS -- 9.2%
  BankAmerica Corp. .....................................................................      1,100       113,300
  Chase Manhattan Corp. .................................................................        700        66,150
  Citicorp ..............................................................................        800        87,400
  Firstar Corp. .........................................................................        700        37,362
  Mellon Bank Corp. .....................................................................        400        28,900
  NationsBank Corp. .....................................................................        300        31,087
                                                                                                      ------------
                                                                                                           364,199
                                                                                                      ------------
MAJOR CHEMICALS -- 2.7%
  Dow Chemical Co. ......................................................................      1,300       108,875
                                                                                                      ------------

MAJOR PHARMACEUTICAL -- 0.3%
  Baxter International, Inc. ............................................................        300        12,750
                                                                                                      ------------

MAJOR U.S. TELECOMMUNICATIONS -- 5.3%
  Ameritech Corp. .......................................................................      2,000       117,750
  Bell Atlantic Corp. ...................................................................        400        25,150
  GTE Corp. .............................................................................      1,500        67,312
                                                                                                      ------------
                                                                                                           210,212
                                                                                                      ------------
MARINE TRANSPORTATION -- 1.5%
  APL Ltd. ..............................................................................      1,300        31,200
  Applied Materials, Inc.* ..............................................................        700        26,687
                                                                                                      ------------
                                                                                                            57,887
                                                                                                      ------------
MID-SIZE BANKS -- 2.3%
  Bank of Boston Corp. ..................................................................      1,300        90,837
                                                                                                      ------------

MILITARY/GOVERNMENT/TECHNICAL -- 0.5%
  Raytheon Co. ..........................................................................        400        20,450
                                                                                                      ------------

MOTOR VEHICLES -- 2.7%
  Chrysler Corp. ........................................................................      1,400        49,700
  Ford Motor Co. ........................................................................      1,100        36,025

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
MOTOR VEHICLES -- (CONTINUED)
  General Motors Corp. ..................................................................        400  $     23,050
                                                                                                      ------------
                                                                                                           108,775
                                                                                                      ------------
MULTI-LINE INSURANCE -- 2.5%
  Allstate Corp. ........................................................................        700        42,175
  Cigna Corp. ...........................................................................        400        56,550
                                                                                                      ------------
                                                                                                            98,725
                                                                                                      ------------
MULTI-SECTOR COMPANIES -- 2.3%
  American Financial Group, Inc. ........................................................      1,000        36,000
  Loews Corp. ...........................................................................        600        55,650
                                                                                                      ------------
                                                                                                            91,650
                                                                                                      ------------
NATURAL GAS DISTRIBUTION -- 0.8%
  Pacific Enterprises ...................................................................      1,000        30,625
                                                                                                      ------------

OFFICE EQUIPMENT/SUPPLIES -- 1.6%
  Xerox Corp. ...........................................................................      1,300        63,863
                                                                                                      ------------

OIL & GAS DISTRIBUTION -- 3.9%
  Coastal Corp. .........................................................................      1,400        67,375
  Panenergy Corp. .......................................................................      2,000        88,000
                                                                                                      ------------
                                                                                                           155,375
                                                                                                      ------------
OIL REFINING/MARKETING -- 1.2%
  USX-Marathon Group ....................................................................      2,000        45,750
                                                                                                      ------------

OTHER METALS/MINERALS -- 0.6%
  Cyprus Amax Minerals Co. ..............................................................      1,000        24,750
                                                                                                      ------------

PACKAGED FOODS -- 0.3%
  Dole Foods, Inc. ......................................................................        300        11,700
                                                                                                      ------------

PAPER -- 2.6%
  International Paper Co. ...............................................................      1,409        59,883
  Mead Corp. ............................................................................        500        29,625
  Union Camp Corp. ......................................................................        300        14,737
                                                                                                      ------------
                                                                                                           104,245
                                                                                                      ------------
RAILROADS -- 1.0%
  Conrail, Inc. .........................................................................        400        38,900
                                                                                                      ------------

RESTAURANTS -- 0.4%
  Wendy's International, Inc. ...........................................................        700        14,962
                                                                                                      ------------

SAVINGS & LOAN ASSOCIATIONS -- 1.4%
  Golden West Financial Corp. ...........................................................        300        20,250
  Great Western Financial Corp. .........................................................      1,100        34,238
                                                                                                      ------------
                                                                                                            54,488
                                                                                                      ------------

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
SEMICONDUCTORS -- 1.6%
  Cypress Semiconductor Corp.* ..........................................................      1,300  $     15,925
  Motorola, Inc. ........................................................................        500        27,688
  Texas Instruments, Inc. ...............................................................        300        19,125
                                                                                                      ------------
                                                                                                            62,738
                                                                                                      ------------
SPECIALTY CHEMICALS -- 1.8%
  B.F. Goodrich Co. .....................................................................      1,100        49,363
  M.A. Hanna Co. ........................................................................      1,100        23,238
                                                                                                      ------------
                                                                                                            72,601
                                                                                                      ------------
SPECIALTY INSURERS -- 0.7%
  PMI Group, Inc. .......................................................................        500        29,000
                                                                                                      ------------

STEEL/IRON ORE -- 0.4%
  USX-United States Steel Group, Inc. ...................................................        500        15,063
                                                                                                      ------------

TOBACCO -- 0.5%
  Philip Morris Cos., Inc. ..............................................................        200        20,625
                                                                                                      ------------

TOTAL COMMON STOCKS (COST $3,225,724)....................................................                3,775,663
                                                                                                      ------------

UNIT INVESTMENT TRUSTS -- 1.9%
  S&P 500 Depository Receipts, Series I .................................................      1,000        75,922
                                                                                                      ------------

TOTAL UNIT INVESTMENT TRUSTS (COST $68,608)..............................................                   75,922
                                                                                                      ------------

TOTAL LONG-TERM INVESTMENTS (COST $3,294,332)............................................                3,851,585
                                                                                                      ------------

SHORT-TERM INVESTMENTS -- 4.2%
OPEN-END INVESTMENT COMPANIES -- 4.2%
  Provident Institutional Cash Fund .....................................................     53,002        53,002
  Valiant General Money Market Fund .....................................................    115,043       115,043
                                                                                                      ------------

TOTAL SHORT-TERM INVESTMENTS (COST $168,045).............................................                  168,045
                                                                                                      ------------

TOTAL INVESTMENTS (COST $3,462,377) (A) -- 101.3%........................................                4,019,630

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%):.........................................                  (51,955)
                                                                                                      ------------
NET ASSETS -- 100.0%.....................................................................             $  3,967,675
                                                                                                      ------------
                                                                                                      ------------

---------------
Percentages indicated are based on net assets of $3,967,675.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $    580,950
Unrealized depreciation.......       (23,697)
                                ------------
Net unrealized appreciation...  $    557,253
                                ------------
                                ------------

 * Represents non-income producing security.

See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $3,462,377) ..........  $   4,019,630
  Dividends receivable ..........................................         11,276
  Unamortized organization costs ................................         10,179
  Prepaid expenses and other assets .............................            109
                                                                   -------------
Total assets ....................................................      4,041,194
                                                                   -------------
LIABILITIES:
  Net payable to Investment Adviser .............................         21,711
  Dividends payable .............................................         25,633
  Accrued expenses and other liabilities:
    Administration fees .........................................             32
    Shareholder Processing fees (Retail Shares) .................              5
    Combined Distribution and Service fees (Retail Shares) ......              5
    Custodian and transfer agent fees ...........................         10,138
    Audit and legal fees ........................................          5,452
    Registration fees ...........................................          6,725
    Other liabilities ...........................................          3,818
                                                                   -------------
Total liabilities ...............................................         73,519
                                                                   -------------
NET ASSETS ......................................................  $   3,967,675
                                                                   -------------
                                                                   -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Retail Shares:
    ($22,827/1,873 shares of beneficial interest issued and
     outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       12.18
                                                                   -------------
                                                                   -------------
  Institutional Shares:
    ($3,944,848/324,005 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       12.18
                                                                   -------------
                                                                   -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .........................  $         326
  Additional paid-in capital ....................................      3,384,474
  Undistributed net investment income ...........................             73
  Accumulated net realized gains on investment transactions .....         25,549
  Net unrealized appreciation of investments ....................        557,253
                                                                   -------------
Net Assets, November 30, 1996 ...................................  $   3,967,675
                                                                   -------------
                                                                   -------------

-------------
See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Statement of Operations
For the period ended November 30, 1996 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ..........................................................                $     60,999
  Interest ...........................................................                       5,366
                                                                                      ------------
                                                                                            66,365
EXPENSES:
  Investment Advisory fees ...........................................  $    13,675
  Administration fees ................................................          684
  Shareholder Processing fees (Retail Shares) ........................            8
  Combined Distribution and Service fees (Retail Shares) .............            8
  Transfer agent fees and expenses ...................................       31,403
  Custodian fees and expenses ........................................       15,708
  Legal fees .........................................................          125
  Audit fees .........................................................        7,469
  Reports to shareholders (Retail Shares) ............................          155
  Reports to shareholders (Institutional Shares) .....................          515
  Registration fees ..................................................       33,363
  Trustees' fees .....................................................          106
  Amortization of organization costs .................................        6,679
  Other expenses .....................................................          783
                                                                        -----------
                                                                            110,681
Less: Fee waivers and expense reimbursements .........................     (110,681)       --
                                                                        -----------   ------------
Net Investment Income ................................................                      66,365
                                                                                      ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions ......................                      25,549
  Net change in unrealized appreciation of investments ...............                     557,253
                                                                                      ------------
Net Realized and Unrealized Gains on Investments .....................                     582,802
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $    649,167
                                                                                      ------------
                                                                                      ------------

------------
(a) For the period December 27, 1995 (commencement of operations) through November 30, 1996.

  See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 PERIOD ENDED
                                                                                              NOVEMBER 30 1996(A)
                                                                                              -------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ....................................................................     $      66,365
  Net realized gains on securities transactions ............................................            25,549
  Net change in unrealized appreciation of investments .....................................           557,253
                                                                                              -------------------
  Net increase in net assets resulting from operations .....................................           649,167
                                                                                              -------------------
Dividends to shareholders from net investment income
  Retail Shares ............................................................................              (150)
  Institutional Shares .....................................................................           (66,142)
                                                                                              -------------------
Total dividends to shareholders from net investment income .................................           (66,292)
                                                                                              -------------------
Fund Share Transactions
  Net proceeds from shares subscribed ......................................................         5,136,577
  Net asset value of shares issued to shareholders in reinvestment of dividends and
    distributions ..........................................................................               223
  Cost of shares redeemed ..................................................................        (1,752,000)
                                                                                              -------------------
  Net increase in net assets from Fund share transactions ..................................         3,384,800
                                                                                              -------------------
Total Increase .............................................................................         3,967,675
NET ASSETS:
  Beginning of period ......................................................................          --
                                                                                              -------------------
  End of period (including accumulated undistributed net investment income of $73) .........     $   3,967,675
                                                                                              -------------------
                                                                                              -------------------

------------
(a) For the period December 27, 1995 (commencement of operations) through November 30, 1996.

  See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
LONG-TERM INVESTMENTS -- 95.1%
COMMON STOCKS -- 95.1%
ARGENTINA -- 2.2%
OIL & GAS PRODUCTION -- 2.2%
  YPF Sociedad Anonima, ADR ....................................................      16,850  $    391,762
                                                                                              ------------
TOTAL ARGENTINA.................................................................                   391,762
                                                                                              ------------
AUSTRALIA -- 1.0%
DIVERSIFIED OPERATIONS -- 1.0%
  Pacific Dunlop Ltd, ADR ......................................................      20,130       183,686
                                                                                              ------------
TOTAL AUSTRALIA.................................................................                   183,686
                                                                                              ------------
AUSTRIA -- 2.6%
ENGINEERING & CONSTRUCTION -- 1.4%
  VA Technologie AG ............................................................       1,560       245,601
                                                                                              ------------
OFFICE EQUIPMENT/SUPPLIES -- 1.2%
  Energy Versorf Nied, ADR .....................................................       7,510       219,251
                                                                                              ------------
TOTAL AUSTRIA...................................................................                   464,852
                                                                                              ------------
BRAZIL -- 1.9%
OTHER TELECOMMUNICATIONS -- 1.9%
  Telecommunicacoes Brasileiras, ADR ...........................................       4,350       329,513
                                                                                              ------------
TOTAL BRAZIL....................................................................                   329,513
                                                                                              ------------
CANADA -- 1.0%
ALCOHOLIC BEVERAGES- 1.0%
  Molson Company Ltd, ADR ......................................................      10,530       172,677
                                                                                              ------------
TOTAL CANADA....................................................................                   172,677
                                                                                              ------------
DENMARK -- 5.8%
FINANCIAL SERVICES -- 2.7%
  Den Danske Bank, ADR .........................................................       6,310       476,778
                                                                                              ------------
OTHER TELECOMMUNICATIONS -- 3.1%
  Tele Danmark A/S, ADR ........................................................      21,548       538,700
                                                                                              ------------
TOTAL DENMARK...................................................................                 1,015,478
                                                                                              ------------
FRANCE -- 14.2%
AUTOMOBILES -- 2.0%
  Peugeot Citroen SA -- Sponsored ADR ..........................................      11,700       359,559
                                                                                              ------------
COMPUTER SYSTEM DES -- 4.4%
  Alcatel Alsthom, ADR .........................................................      41,733       772,061
                                                                                              ------------
FOOD, FLOUR & GRAIN -- 3.5%
  Groupe Danone, ADR * .........................................................      21,060       620,190
                                                                                              ------------
INTEGRATED OIL COMPANY -- 2.7%
  Elf Aquitane SA, ADR .........................................................      10,820       474,728
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
FRANCE -- (CONTINUED)
TECHNOLOGY SERVICES -- 1.6%
  Assurances Generales de France ...............................................       8,450  $    276,670
                                                                                              ------------
TOTAL FRANCE....................................................................                 2,503,208
                                                                                              ------------
GERMANY -- 8.4%
DIVERSIFIED OPERATIONS -- 2.7%
  Siemens AG, ADR ..............................................................      10,200       491,715
                                                                                              ------------
MOTOR VEHICLES & PASSENGER -- 4.5%
  Daimler-Benz AG, ADR .........................................................      12,033       789,666
                                                                                              ------------
UTILITIES -- 1.2%
  Berliner Kraft Und Licht .....................................................         751       206,425
                                                                                              ------------
TOTAL GERMANY...................................................................                 1,487,806
                                                                                              ------------
HONG KONG -- 2.5%
DIVERSIFIED OPERATIONS -- 2.5%
  Jardine Matheson, ADR ........................................................      66,600       439,560
                                                                                              ------------
TOTAL HONG KONG.................................................................                   439,560
                                                                                              ------------
ISRAEL -- 0.2%
DIVERSIFIED ELECTRONICS -- 0.2%
  Scitex Corp. .................................................................       3,100        31,387
                                                                                              ------------
TOTAL ISRAEL....................................................................                    31,387
                                                                                              ------------
ITALY -- 11.5%
AUTOMOBILES -- 3.3%
  Istituto Mobiliare Italiano, SpA, ADR* .......................................      22,457       583,882
                                                                                              ------------
NATURAL GAS DISTRIBUTION -- 2.5%
  Italgas ......................................................................     107,500       447,053
                                                                                              ------------
OTHER TELECOMMUNICATIONS -- 5.7%
  Stet Societa' Finanziaria Telefonica, SpA, ADR ...............................      23,422     1,001,291
                                                                                              ------------
TOTAL ITALY.....................................................................                 2,032,226
                                                                                              ------------
JAPAN -- 7.5%
DIVERSIFIED ELECTRONICS -- 3.9%
  Hitachi Ltd, ADR .............................................................       7,239       684,990
                                                                                              ------------
PHOTOGRAPHIC PRODUCT -- 3.6%
  Fuji Photo Film, ADR .........................................................      20,424       643,356
                                                                                              ------------
TOTAL JAPAN.....................................................................                 1,328,346
                                                                                              ------------
MEXICO -- 2.7%
TELEPHONE INTEGRATED -- 2.7%
  Telefonos de Mexico, ADR .....................................................      15,425       468,534
                                                                                              ------------
TOTAL MEXICO....................................................................                   468,534
                                                                                              ------------
NETHERLANDS -- 5.8%
BROADCASTING -- 2.6%
  Royal PTT Nederland NV, ADR ..................................................      12,150       454,106
                                                                                              ------------
CONSUMER SUNDRIES -- 2.8%
  Unilever, ADR ................................................................       2,840       491,675
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
NETHERLANDS -- (CONTINUED)
FINANCIAL SERVICES -- 0.4%
  Ing Groep N.V., ADR ..........................................................       2,000  $     70,046
                                                                                              ------------
TOTAL NETHERLANDS...............................................................                 1,015,827
                                                                                              ------------
SOUTH AFRICA -- 1.5%
OFFICE EQUIPMENT/SUPPLIES -- 1.5%
  Iscor Limited, ADR ...........................................................      37,000       270,563
                                                                                              ------------
TOTAL SOUTH AFRICA..............................................................                   270,563
                                                                                              ------------
SOUTH KOREA -- 0.5%
STEEL/IRON ORE -- 0.5%
  Pohang Iron & Steel, ADR .....................................................       4,700        94,587
                                                                                              ------------
TOTAL SOUTH KOREA...............................................................                    94,587
                                                                                              ------------
SPAIN -- 9.6%
BANKING -- 3.5%
  Banco de Valencia ............................................................       3,000        51,429
  Banco Bilbao Vizcaya, ADR ....................................................       7,156       361,378
  Corporacion Bancaria de Espana, SA, ADR ......................................       9,910       195,723
                                                                                              ------------
                                                                                                   608,530
                                                                                              ------------
OIL & GAS PRODUCTION -- 2.5%
  Repsol SA, ADR ...............................................................      12,280       449,755
                                                                                              ------------
TELEPHONE INTEGRATED -- 3.6%
  Telefonica de Espana, ADR ....................................................       9,500       627,000
                                                                                              ------------
TOTAL SPAIN.....................................................................                 1,685,285
                                                                                              ------------
SWEDEN -- 1.6%
PAPER -- 0.3%
  Munksoe AB ...................................................................       5,520        50,985
                                                                                              ------------
STEEL/IRON ORE -- 1.3%
  Svenskt Stal AB, Series A ....................................................      13,760       225,488
                                                                                              ------------
TOTAL SWEDEN....................................................................                   276,473
                                                                                              ------------
SWITZERLAND -- 8.2%
ELECTRIC INTEGRATED -- 1.5%
  ABB AG, ADR * ................................................................       2,060       257,989
                                                                                              ------------
ELECTRICAL PRODUCTS -- 0.6%
  Schindler Holding ............................................................         105       110,376
                                                                                              ------------
SPECIALTY FOODS/CANDY -- 4.1%
  Nestle SA, ADR ...............................................................      13,530       735,028
                                                                                              ------------
TECHNOLOGY SERVICES -- 2.0%
  Baloise Holdings .............................................................         156       348,576
                                                                                              ------------
TOTAL SWITZERLAND...............................................................                 1,451,969
                                                                                              ------------
UNITED KINGDOM -- 6.4%
ALCOHOLIC BEVERAGES -- 1.5%
  Guinness PLC, ADR ............................................................       7,020       262,454
                                                                                              ------------
FOOD, FLOUR & GRAIN -- 2.6%
  Grand Metropolitan PLC, ADR ..................................................      14,570       464,419
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
UNITED KINGDOM -- (CONTINUED)
GENERIC DRUGS -- 0.3%
  Medeva PLC, ADR ..............................................................       2,730  $     46,751
                                                                                              ------------
NATURAL GAS DISTRIBUTION -- 2.0%
  British Gas PLC, ADR .........................................................       9,550       354,544
                                                                                              ------------
TOTAL UNITED KINGDOM............................................................                 1,128,168
                                                                                              ------------
TOTAL COMMON STOCKS (COST $15,837,989)..........................................                16,771,907
                                                                                              ------------
TOTAL LONG-TERM INVESTMENTS.....................................................                16,771,907
                                                                                              ------------

                                                                                    RATE
                                                                                  ------
SHORT-TERM INVESTMENTS -- 10.6%
CASH SWEEP ACCOUNT -- 10.6%
  Bank of New York .............................................................    4.40%  1,872,314     1,872,314
                                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,872,314)..................................                         1,872,314
                                                                                                      ------------
TOTAL INVESTMENTS (COST $17,710,303) (A) -- 105.7%..............................                        18,644,221
LIABILITIES IN EXCESS OF OTHER ASSETS (5.7%)....................................                        (1,001,698)
                                                                                                      ------------
NET ASSETS -- 100.0%............................................................                      $ 17,642,523
                                                                                                      ------------
                                                                                                      ------------

---------------
Percentages indicated are based on net assets of $17,642,523.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  1,039,158
Unrealized depreciation.......      (105,240)
                                ------------
Net unrealized appreciation...  $    933,918
                                ------------
                                ------------

 * Represents non-income producing security.
ADR -- American Depository Receipts.
PLC -- Public Limited Company.

At November 30, 1996, the International Equity Fund's open forward currency contracts were as follows:

                                       DELIVERY    CONTRACT      CONTRACT     CONTRACT     MARKET    UNREALIZED
CURRENCY                                 DATE       PRICE**      AMOUNT**      VALUE       VALUE     DEPRECIATION
-------------------------------------  ---------  -----------  ------------  ----------  ----------  -----------
Long Contracts:
  French Franc ......................  12/31/96        5.1557     1,018,405  $  197,530  $  194,998   $  (2,532)
  French Franc ......................  12/31/96        5.1980        34,202       6,580       6,549         (31)
  Italian Lire ......................   12/6/96     1510.9985     3,154,436       2,088       2,083          (5)
  Swiss Franc .......................   12/2/96        1.2890        28,393      22,027      21,802        (225)
  Swiss Franc .......................   12/4/96        1.2958        11,605       8,956       8,911         (45)
                                                                             ----------  ----------  -----------
  Total Long Contracts ..............                                        $  237,181  $  234,343   $  (2,838)
                                                                             ----------  ----------  -----------
                                                                             ----------  ----------  -----------

 ** Contract price is in local currency.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $17,710,303)..........  $   18,644,221
  Interest and dividends receivable..............................          23,149
  Tax reclaim receivable.........................................           2,706
  Unamortized organization costs.................................          10,157
  Prepaid expenses and other assets..............................           1,096
                                                                   --------------
Total assets.....................................................      18,681,329
                                                                   --------------
LIABILITIES:
  Net payable to Investment Adviser..............................          17,737
  Payable to brokers for investment securities purchased.........         909,272
  Dividends payable..............................................          79,238
  Unrealized loss on forward foreign currency exchange
    contracts....................................................           2,838
  Accrued expenses and other liabilities:
    Shareholder Processing fees (Retail Shares)..................              23
    Combined Distribution and Service fees (Retail Shares).......              23
    Custodian and transfer agent fees............................          15,420
    Audit and legal fees.........................................           5,778
    Registration fees............................................           7,293
    Other liabilities............................................           1,184
                                                                   --------------
Total liabilities................................................       1,038,806
                                                                   --------------
NET ASSETS.......................................................  $   17,642,523
                                                                   --------------
                                                                   --------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Retail Shares:
    ($114,540/10,149 shares of beneficial interest issued and
     outstanding $0.001 par value, unlimited number of shares
     authorized).................................................  $        11.29
                                                                   --------------
                                                                   --------------
  Institutional Shares:
    ($17,527,983/1,552,465 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized).................................................  $        11.29
                                                                   --------------
                                                                   --------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par..........................  $        1,563
  Additional paid-in capital.....................................      16,561,010
  Distributions in excess of net investment income...............          (2,556)
  Accumulated net realized gains on investment transactions and
    foreign currency transactions................................         149,235
  Net unrealized appreciation from investments and translation of
    assets and liabilities in foreign currencies.................         933,271
                                                                   --------------
Net Assets, November 30, 1996....................................  $   17,642,523
                                                                   --------------
                                                                   --------------

------------
See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $3,715).............             $  54,476
  Interest...........................................................                23,368
                                                                                  ---------
                                                                                     77,844
EXPENSES:
  Investment Advisory fees...........................................  $  38,789
  Administration fees................................................        624
  Shareholder Processing fees (Retail Shares)........................         51
  Distribution and Service fees (Retail Shares)......................         51
  Transfer agent fees and expenses...................................     30,228
  Custodian fees and expenses........................................     23,495
  Legal fees.........................................................        179
  Audit fees.........................................................      7,738
  Reports to shareholders (Retail Shares)............................        174
  Reports to shareholders (Institutional Shares).....................        704
  Registration fees..................................................     34,317
  Trustees' fees.....................................................        120
  Amortization of organization costs.................................      6,699
  Other expenses.....................................................      3,539
                                                                       ---------
                                                                         146,708
Less: Fee waivers and expense reimbursements.........................   (146,708)    --
                                                                       ---------  ---------
Net Investment Income................................................                77,844
                                                                                  ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on securities transactions......................               152,939
  Net realized losses from foreign currency transactions.............                (3,704)
  Net change in unrealized appreciation from investments and
    translation of assets and liabilities in foreign currencies......               933,271
                                                                                  ---------
Net Realized and Unrealized Gains on Investments.....................             1,082,506
                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................             $1,160,350
                                                                                  ---------
                                                                                  ---------

---------------
(a) For the period December 27, 1995 (commencement of operations) through November 30, 1996.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  PERIOD ENDED
                                                                                                  NOVEMBER 30,
                                                                                                     1996(A)
                                                                                               -------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income......................................................................    $        77,844
  Net realized gains on securities transactions..............................................            152,939
  Net realized losses from foreign currency transactions.....................................             (3,704)
  Net change in unrealized appreciation from investments and translation of assets and
    liabilities in foreign currencies........................................................            933,271
                                                                                               -------------------
  Net increase in net assets resulting from operations.......................................          1,160,350
                                                                                               -------------------
Dividends to shareholders from net investment income
  Retail Shares..............................................................................               (413)
  Institutional Shares.......................................................................            (77,431)
                                                                                               -------------------
Total dividends to shareholders from net investment income...................................            (77,844)
                                                                                               -------------------
Dividends to shareholders in excess of net investment income
  Retail Shares..............................................................................               (172)
  Institutional Shares.......................................................................             (2,384)
                                                                                               -------------------
Total dividends to shareholders in excess of net investment income...........................             (2,556)
                                                                                               -------------------
Fund Share Transactions
  Net proceeds from shares subscribed........................................................         16,855,102
  Cost of shares redeemed....................................................................           (292,529)
                                                                                               -------------------
  Net increase in net assets from Fund share transactions....................................         16,562,573
                                                                                               -------------------
Total Increase...............................................................................         17,642,523
NET ASSETS:
  Beginning of period........................................................................          --
                                                                                               -------------------
  End of period (including distributions in excess of net investment income of $2,556).......    $    17,642,523
                                                                                               -------------------
                                                                                               -------------------

---------------
(a) For the period December 27, 1995 (commencement of operations) through November 30, 1996.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  -------------
LONG-TERM INVESTMENTS -- 98.2%
COMMON STOCKS -- 98.2%
AEROSPACE -- 8.0%
  AAR Corp. .............................................................................     94,600  $   2,826,175
  Orbital Sciences Corp.* ...............................................................    187,000      3,623,125
  RMI Titanium Co.* .....................................................................    167,700      3,899,025
  Wyman-Gordon Co. ......................................................................     66,500      1,421,438
                                                                                                      -------------
                                                                                                         11,769,763
                                                                                                      -------------
AUTO PARTS -- 1.3%
  Arvin Industries, Inc. ................................................................     82,300      1,954,625
                                                                                                      -------------

AUTOMOTIVE AFTER-MARKET -- 2.7%
  Apogee Enterprises, Inc. ..............................................................     88,300      3,907,275
                                                                                                      -------------

BUILDING PRODUCTS -- 0.6%
  Watsco, Inc. ..........................................................................     37,200        939,300
                                                                                                      -------------

CLOTHING/SHOES/ACCESSORIES -- 2.5%
  Genesco, Inc.* ........................................................................    304,000      3,078,000
  Pacific Sunwear of California* ........................................................     24,500        661,500
                                                                                                      -------------
                                                                                                          3,739,500
                                                                                                      -------------
COMPUTER/VIDEO CHAINS -- 3.1%
  Microage, Inc.* .......................................................................    200,000      4,525,000
                                                                                                      -------------

CONSTRUCTION/AGRICULTURE EQUIPMENT -- 2.4%
  Manitowoc Co., Inc. ...................................................................     82,200      3,606,525
                                                                                                      -------------

DEPARTMENT STORES -- 2.2%
  Fred Meyer, Inc.* .....................................................................     95,200      3,189,200
                                                                                                      -------------

DISCOUNT CHAINS -- 1.5%
  Dollar Tree Stores, Inc.* .............................................................     56,200      2,149,650
                                                                                                      -------------

DIVERSIFIED COMMERCIAL -- 2.8%
  Employee Solutions, Inc.* .............................................................    170,000      3,145,000
  Personnel Group of America, Inc. ......................................................     44,600      1,009,075
                                                                                                      -------------
                                                                                                          4,154,075
                                                                                                      -------------
ELECTRONIC COMPONENTS -- 3.9%
  ACT Manufacturing, Inc.* ..............................................................     86,500      2,140,875
  Computer Products, Inc.* ..............................................................    176,900      3,560,112
                                                                                                      -------------
                                                                                                          5,700,987
                                                                                                      -------------
ELECTRONICS DISTRIBUTORS -- 3.0%
  Inacom Corp. ..........................................................................     53,500      1,658,500
  Vanstar Corp.* ........................................................................    101,400      2,763,150
                                                                                                      -------------
                                                                                                          4,421,650
                                                                                                      -------------
ENVIRONMENTAL SERVICES -- 1.1%
  Tetra Technologies, Inc.* .............................................................     61,000      1,553,594
                                                                                                      -------------

ELECTRONIC DATA PROCESSING - PERIPHERALS -- 1.6%
  Eltron International, Inc.* ...........................................................     43,400      1,345,400

                                                                                                          VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  -------------
ELECTRONIC DATA PROCESSING - PERIPHERALS -- (CONTINUED)
  Encad, Inc.* ..........................................................................     26,700  $   1,001,250
                                                                                                      -------------
                                                                                                          2,346,650
                                                                                                      -------------
ELECTRONIC DATA PROCESSING - SERVICES -- 2.1%
  American Management Systems, Inc.* ....................................................     85,700      3,047,706
                                                                                                      -------------

FINANCE COMPANIES -- 1.1%
  Americredit Corp.* ....................................................................     84,100      1,671,487
                                                                                                      -------------

HOME-BUILDING -- 0.6%
  Champion Enterprises, Inc.* ...........................................................     42,600        889,275
                                                                                                      -------------

HOME FURNISHINGS -- 5.0%
  Ethan Allen Interiors, Inc. ...........................................................     47,800      1,589,350
  Furniture Brands International, Inc.* .................................................    219,800      2,720,025
  Mohawk Industries, Inc. ...............................................................     88,300      2,102,644
  O'Sullivan Industries* ................................................................     85,300        948,962
                                                                                                      -------------
                                                                                                          7,360,981
                                                                                                      -------------
INVESTMENT MANAGERS -- 1.2%
  Eaton Vance Corp. .....................................................................     40,200      1,728,600
                                                                                                      -------------

MANAGED HEALTH CARE -- 1.1%
  FPA Medical Management, Inc.* .........................................................     87,600      1,686,300
                                                                                                      -------------

METAL FABRICATION -- 4.4%
  Oregon Metallurgical Corp. ............................................................    102,500      3,638,750
  Tower Automotive, Inc.* ...............................................................     90,000      2,891,250
                                                                                                      -------------
                                                                                                          6,530,000
                                                                                                      -------------
MILITARY/GOVERNMENT/TECHNICAL -- 2.2%
  Logicon, Inc. .........................................................................     79,400      3,235,550
                                                                                                      -------------

OFFICE/PLANT AUTOMATION -- 1.6%
  Xircom, Inc.* .........................................................................    121,400      2,428,000
                                                                                                      -------------

OIL & GAS PRODUCTION -- 7.9%
  Newfield Exploration Co.* .............................................................     83,200      4,170,400
  Parker & Parsley Petroleum Co. ........................................................     81,900      2,702,700
  Santa Fe Energy Resources, Inc.* ......................................................    214,300      3,107,350
  Vintage Petroleum, Inc. ...............................................................     51,500      1,725,250
                                                                                                      -------------
                                                                                                         11,705,700
                                                                                                      -------------
OIL FIELD SERVICES/EQUIPMENT -- 1.6%
  Pool Energy Services Co.* .............................................................     46,400        684,400
  Seacor Holdings, Inc.* ................................................................     25,800      1,631,850
                                                                                                      -------------
                                                                                                          2,316,250
                                                                                                      -------------
OTHER COMMERCIAL SERVICES -- 1.1%
  Seattle Filmworks, Inc.* ..............................................................     83,400      1,636,725
                                                                                                      -------------

PACKAGE GOODS/COSMETICS -- 1.1%
  Paragon Trade Brands, Inc.* ...........................................................     58,000      1,609,500
                                                                                                      -------------

PRECISION INSTRUMENT -- 3.9%
  Dynatech Corp.* .......................................................................     79,900      3,735,325
  Genrad, Inc.* .........................................................................     90,600      2,004,525
                                                                                                      -------------
                                                                                                          5,739,850
                                                                                                      -------------

                                                                                                          VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  -------------
RECREATIONAL PRODUCTS -- 2.4%
  Coachmen Industries, Inc. .............................................................    140,900  $   3,592,950
                                                                                                      -------------

RENTAL/LEASING COMPANIES -- 1.7%
  Leasing Solutions, Inc.* ..............................................................     87,600      2,529,450
                                                                                                      -------------

RESTAURANTS -- 6.4%
  CKE Restaurants, Inc. .................................................................    111,200      3,405,500
  Foodmaker, Inc.* ......................................................................    304,300      2,776,737
  Showbiz Pizza Time, Inc.* .............................................................    202,900      3,322,488
                                                                                                      -------------
                                                                                                          9,504,725
                                                                                                      -------------
SAVINGS & LOAN ASSOCIATIONS -- 1.8%
  Firstfed Financial Corp.* .............................................................    108,900      2,599,987
                                                                                                      -------------

SEMICONDUCTORS -- 1.9%
  Chips & Technologies* .................................................................     49,000      1,032,062
  Supertex, Inc.* .......................................................................     91,100      1,730,900
                                                                                                      -------------
                                                                                                          2,762,962
                                                                                                      -------------
SHOE MANUFACTURING -- 2.2%
  Vans, Inc.* ...........................................................................    214,100      3,291,788
                                                                                                      -------------

SMALLER BANKS -- 1.0%
  Imperial Bancorp* .....................................................................     67,650      1,522,125
                                                                                                      -------------

SPECIALTY FOODS/CANDY -- 2.5%
  NBTY, Inc.* ...........................................................................    226,100      3,645,863
                                                                                                      -------------

SPECIALTY INSURERS -- 1.3%
  First American Financial Corp.* .......................................................     53,500      1,959,438
                                                                                                      -------------

TELECOMMUNICATION EQUIPMENT -- 2.4%
  Digital Microwave Corp.* ..............................................................    148,000      3,533,500
                                                                                                      -------------

WHOLESALE DISTRIBUTORS -- 3.0%
  Hughes Supply, Inc. ...................................................................    102,500      4,407,500
                                                                                                      -------------
TOTAL COMMON STOCKS (COST $137,510,488)..................................................               144,894,006
                                                                                                      -------------
TOTAL LONG-TERM INVESTMENTS (COST $137,510,488)..........................................               144,894,006
                                                                                                      -------------
SHORT-TERM INVESTMENTS -- 4.1%
OPEN-END INVESTMENT COMPANIES -- 4.1%
  Dreyfus Cash Management Fund ..........................................................  1,470,878      1,470,878
  Provident Institutional Temporary Cash Fund ...........................................  4,547,248      4,547,248
                                                                                                      -------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,018,126)...........................................                 6,018,126
                                                                                                      -------------
TOTAL INVESTMENTS (COST $143,528,614) (A) -- 102.3%......................................               150,912,132
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.3%)..........................................                (3,413,912)
                                                                                                      -------------
NET ASSETS -- 100.0%.....................................................................             $ 147,498,220
                                                                                                      -------------
                                                                                                      -------------

---------------
Percentages indicated are based on net assets of $147,498,220.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 11,242,981
Unrealized depreciation.......    (3,859,463)
                                ------------
Net unrealized appreciation...  $  7,383,518
                                ------------
                                ------------

 * Represents non-income producing security.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $143,528,614)............................  $ 150,912,132
  Dividends receivable...............................................................         65,444
  Receivable for capital shares issued...............................................         21,353
  Receivable from brokers for investment securities sold.............................      3,744,188
  Unamortized organization costs.....................................................         25,929
  Prepaid expenses and other assets..................................................          8,479
                                                                                       -------------
Total assets.........................................................................    154,777,525
                                                                                       -------------
LIABILITIES:
  Dividends payable..................................................................             50
  Payable for capital shares redeemed................................................         36,482
  Payable to brokers for investment securities purchased.............................      7,057,038
  Accrued expenses and other liabilities:
    Investment Advisory fees.........................................................        117,974
    Administration fees..............................................................          9,302
    Shareholder Processing fees (Retail Shares)......................................          1,890
    Combined Distribution and Service fees (Retail Shares)...........................          1,890
    Custodian and transfer agent fees................................................         19,196
    Audit and legal fees.............................................................         13,343
    Other liabilities................................................................         22,140
                                                                                       -------------
Total liabilities....................................................................      7,279,305
                                                                                       -------------
NET ASSETS...........................................................................  $ 147,498,220
                                                                                       -------------
                                                                                       -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Retail Shares:
    ($9,490,322/706,882 shares of beneficial interest issued and outstanding $0.001
     par value, unlimited number of shares authorized)...............................  $       13.43
                                                                                       -------------
                                                                                       -------------
  Institutional Shares:
    ($138,007,898/10,209,424 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized)........................  $       13.52
                                                                                       -------------
                                                                                       -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par..............................................  $      10,916
  Additional paid-in capital.........................................................    121,172,253
  Accumulated net realized gains on investment transactions..........................     18,931,533
  Net unrealized appreciation of investments.........................................      7,383,518
                                                                                       -------------
Net Assets, November 30, 1996........................................................  $ 147,498,220
                                                                                       -------------
                                                                                       -------------

------------
See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends.......................................              $   677,952
  Interest........................................                   52,278
                                                                -----------
                                                                    730,230
EXPENSES:
  Investment Advisory fees........................  $1,187,772
  Administration fees.............................      83,350
  Shareholder Processing fees (Retail Shares).....      19,051
  Combined Distribution and Service fees (Retail
    Shares).......................................      15,455
  Combined Distribution and Service fees (B
    Shares).......................................       7,145
  Transfer agent fees and expenses................      54,638
  Custodian fees and expenses.....................      55,282
  Legal fees......................................       6,130
  Audit fees......................................      13,708
  Reports to shareholders (Retail Shares).........         612
  Reports to shareholders (Institutional
    Shares).......................................      40,423
  Amortization of organization costs..............      12,444
  Registration fees...............................      33,294
  Trustees' fees..................................       4,891
  Other expenses..................................       8,597
                                                    ----------
                                                     1,542,792
Less: Expense reimbursements......................     (24,788)
    Expenses paid by third parties................     (12,773)   1,505,231
                                                    ----------  -----------
Net Investment Loss...............................                 (775,001)
                                                                -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains on securities transactions...               19,900,908
  Net change in unrealized appreciation of
    investments...................................               (4,469,248)
                                                                -----------
Net Realized and Unrealized Gains on
  Investments.....................................               15,431,660
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................              $14,656,659
                                                                -----------
                                                                -----------

------------
See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           YEARS ENDED
                                                    -------------------------
                                                    NOVEMBER 30,   NOVEMBER
                                                        1996       30, 1995
                                                    ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment loss.............................  $   (775,001) $  (503,034)
  Net realized gains on securities transactions...    19,900,908   11,174,347
  Net change in unrealized appreciation
    (depreciation) of investments.................    (4,469,248)   9,904,841
                                                    ------------  -----------
  Net increase in net assets resulting from
    operations....................................    14,656,659   20,576,154
                                                    ------------  -----------
Distributions to shareholders from net realized
  gains
  Retail Shares...................................      (211,250)     --
  B Shares........................................      (206,488)     --
  Institutional Shares............................    (6,891,681)     --
                                                    ------------  -----------
Total distributions to shareholders from net
  realized gains..................................    (7,309,419)     --
                                                    ------------  -----------
Fund Share Transactions
  Net proceeds from shares subscribed.............    59,893,208   24,392,804
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions.................................     6,529,948      --
  Cost of shares redeemed.........................   (20,047,906)  (8,022,428)
                                                    ------------  -----------
  Net increase in net assets from Fund share
    transactions..................................    46,375,250   16,370,376
                                                    ------------  -----------
Total Increase....................................    53,722,490   36,946,530
NET ASSETS:
  Beginning of period.............................    93,775,730   56,829,200
                                                    ------------  -----------
  End of period...................................  $147,498,220  $93,775,730
                                                    ------------  -----------
                                                    ------------  -----------

------------
See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                        MOODY'S/S&P                              PRINCIPAL
                                                          RATINGS                    MATURITY     AMOUNT        VALUE
                                                        (UNAUDITED)         RATE       DATE        (000)       (NOTE 2)
                                                    -------------------  ----------  ---------  -----------  ------------
LONG-TERM INVESTMENTS -- 96.4%
CORPORATE OBLIGATIONS -- 10.9%
ELECTRIC UTILITIES -- 2.4%
  Central Illinois Public Service Co. ............        Aa1/AA+             8.50%    5/15/22   $     500   $    536,418
  Northern States Power Co. - Minnesota ..........         A1/AA-             5.50      2/1/99         750        744,048
  Wisconsin Electric Power Co., Callable 9/1/97 @
    105.95 .......................................        Aa2/AA+             9.13      9/1/24       1,000      1,064,874
                                                                                                             ------------
                                                                                                                2,345,340
                                                                                                             ------------
ENVIRONMENTAL SERVICES -- 0.9%
  WMX Technologies, Inc., Putable 4/30/97 @ 100 ..         A1/A+              6.22     4/30/04         750        817,301
                                                                                                             ------------

FINANCE COMPANIES -- 0.8%
  Associates Corp., N.A., Medium Term Note .......        Aa3/AA-             5.62     3/14/97         750        750,514
                                                                                                             ------------

FINANCIAL SERVICES -- 1.0%
  Bank One Auto Trust 1995, A-4 ..................        Aaa/AAA             6.90     4/15/98       1,000      1,008,170
                                                                                                             ------------

FINANCIAL SERVICES - DIVERSIFIED -- 0.4%
  American Express Credit Corp., Debenture .......        Aa3/A+              8.50     6/15/99         350        369,663
                                                                                                             ------------

INVESTMENT BANKERS/BROKERS -- 1.1%
  Merrill Lynch & Co., Inc. ......................        Aa3/A+              6.70      8/1/00       1,000      1,017,455
                                                                                                             ------------

MAJOR BANKS -- 0.6%
  Interamerican Development Bank, Debenture,
    Putable 9/1/99 @ 100 .........................        Aaa/AAA             8.40      9/1/09         500        590,627
                                                                                                             ------------

MAJOR U.S. TELECOMMUNICATIONS -- 2.1%
  A T & T Corp., Senior Notes, Callable 1/15/02 @
    103.21 .......................................        Aa3/AA-             8.13     1/15/22         400        431,122
  Chesapeake & Potomac Telephone Co. of Maryland,
    Debenture ....................................        Aa2/AA              8.00    10/15/29         500        571,066
  Pacific Telephone & Telegraph Co., Debenture,
    Callable 2/1/97 @ 101.45, Putable 10/15/99 @
    100 ..........................................         A1/AA-             7.25      2/1/08          50         50,329
  NYNEX Capital Funding Co., Variable Rate Medium
    Term Note(b) .................................         A3/A-              7.63    10/15/09         875        982,945
                                                                                                             ------------
                                                                                                                2,035,462
                                                                                                             ------------
MOTOR VEHICLES -- 0.3%
  General Motors Acceptance Corp., Medium Term
    Note, Putable 6/1/00 @ 100 ...................         A3/A-              8.88      6/1/10         250        296,809
                                                                                                             ------------

MULTI-LINE INSURANCE -- 0.5%
  CNA Financial Corp. Senior Note ................         A3/AA-             8.88      3/1/98         500        517,515
                                                                                                             ------------

                                                        MOODY'S/S&P                              PRINCIPAL
                                                          RATINGS                    MATURITY     AMOUNT        VALUE
                                                        (UNAUDITED)         RATE       DATE        (000)       (NOTE 2)
                                                    -------------------  ----------  ---------  -----------  ------------
OIL & GAS -- 0.2%
  Texaco Capital Income, Inc., Debenture .........         A1/A+              8.65%    1/30/98   $     150   $    154,795
                                                                                                             ------------

SOFT DRINKS -- 0.6%
  Coca-Cola Enterprises, Inc., Putable 1/4/97 @
    100 ..........................................         A3/AA-             8.00      1/4/05         500        554,159
                                                                                                             ------------
TOTAL CORPORATE OBLIGATIONS (COST $10,011,734)....                                                             10,457,810
                                                                                                             ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 25.6%
FEDERAL HOME LOAN MORTGAGE CORP. -- 4.7%
  Federal Home Loan Mortgage Corp., Pool
    #M80052 ......................................        Aaa/AAA**           8.50      7/1/98          91         93,589
  Federal Home Loan Mortgage Corp., Pool
    #M80099 ......................................        Aaa/AAA**           8.00      6/1/99         162        166,495
  Federal Home Loan Mortgage Corp., 5 Year
    Balloon, Pool #L90152 ........................        Aaa/AAA**           8.00      2/1/00         319        327,197
  Federal Home Loan Mortgage Corp., 5 Year
    Balloon, Pool #M90384 ........................        Aaa/AAA**           8.50      2/1/00         289        298,031
  Federal Home Loan Mortgage Corp., Pool
    #E20195 ......................................        Aaa/AAA**           6.20      9/8/08         660        630,515
  Federal Home Loan Mortgage Corp., Pool
    #288434 ......................................        Aaa/AAA**           8.00      7/1/10         349        358,814
  Federal Home Loan Mortgage Corp., Gold Pool
    #E20195 ......................................        Aaa/AAA**           7.50      9/1/10       2,389      2,447,202
  Federal Home Loan Mortgage Corp., CMO 138-D
    PAC ..........................................        Aaa/AAA**           8.50     2/15/21         176        180,677
                                                                                                             ------------
                                                                                                                4,502,520
                                                                                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.1%
  Federal National Mortgage Association Corp., 7
    Year Balloon, Pool #50609 ....................        Aaa/AAA**           8.00      6/1/99         194        199,326
  Federal National Mortgage Association Corp.,
    Medium Term Note .............................        Aaa/AAA**           6.63     4/18/01         500        512,550
  Federal National Mortgage Association Corp.,
    Medium Term Note, Callable 1/21/97 @ 100 .....        Aaa/AAA**           6.14     1/21/04       1,000        981,658
  Federal National Mortgage Association Corp.,
    Medium Term Note, Callable 2/18/97 @ 100 .....        Aaa/AAA**           6.48     2/18/04       1,000        992,765
  Federal National Mortgage Association Corp. ....        Aaa/AAA**           6.35     6/10/05         500        502,081
  Federal National Mortgage Association Corp.,
    Pool #124975 .................................        Aaa/AAA**           7.50      8/1/08         766        784,896
  Federal National Mortgage Association Corp.,
    Pool #247516 .................................        Aaa/AAA**           8.50      8/1/11       1,341      1,414,559
  Federal National Mortgage Association Corp., CMO
    1991-1G PAC ..................................        Aaa/AAA**           7.00     1/25/21       1,000      1,007,642
  Federal National Mortgage Association Corp.,
    Pool #354613 .................................        Aaa/AAA**           7.50      9/1/26         218        221,325
  Federal National Mortgage Association Corp.,
    Pool #358033 .................................        Aaa/AAA**           7.50      9/1/26         458        464,249
  Federal National Mortgage Association Corp.,
    Pool #250700 .................................        Aaa/AAA**           8.00     10/1/26         675        695,506
                                                                                                             ------------
                                                                                                                7,776,557
                                                                                                             ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.4%
  Government National Mortgage Association Pool
    #220063 ......................................        Aaa/AAA**          10.00     2/15/18           8          8,552

                                                        MOODY'S/S&P                              PRINCIPAL
                                                          RATINGS                    MATURITY     AMOUNT        VALUE
                                                        (UNAUDITED)         RATE       DATE        (000)       (NOTE 2)
                                                    -------------------  ----------  ---------  -----------  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
  (CONTINUED)
  Government National Mortgage Association Pool
    #432700 ......................................        Aaa/AAA**           7.50%    6/15/26   $     217   $    220,267
  Government National Mortgage Association Pool
    #423836 ......................................        Aaa/AAA**           8.00     8/15/26         217        224,202
  Government National Mortgage Association Pool
    #430065 ......................................        Aaa/AAA**           7.50     9/15/26         449        455,854
  Government National Mortgage Association Pool
    #437545 ......................................        Aaa/AAA**           8.00     9/15/26         449        463,356
                                                                                                             ------------
                                                                                                                1,372,231
                                                                                                             ------------
U.S. TREASURY BONDS -- 4.7%
  U.S. Treasury Bond, Callable 8/15/08 @ 100 .....        Aaa/AAA**          12.00     8/15/13         500        734,688
  U.S. Treasury Bond .............................        Aaa/AAA**           9.25     2/15/16       2,000      2,620,626
  U.S. Treasury Bond .............................        Aaa/AAA**           6.75     8/15/26       1,125      1,174,220
                                                                                                             ------------
                                                                                                                4,529,534
                                                                                                             ------------
U.S. TREASURY NOTES -- 6.4%
  U.S. Treasury Note .............................        Aaa/AAA**           5.88     2/15/04       2,000      1,990,626
  U.S. Treasury Note .............................        Aaa/AAA**           5.88    11/15/05       1,000        988,438
  U.S. Treasury Note .............................        Aaa/AAA**           5.63     2/15/06       1,500      1,456,407
  U.S. Treasury Note .............................        Aaa/AAA**           6.88     5/15/06         500        528,594
  U.S. Treasury Note .............................        Aaa/AAA**           7.00     7/15/06       1,125      1,199,180
                                                                                                             ------------
                                                                                                                6,163,245
                                                                                                             ------------
U.S. TREASURY STRIPS -- 0.3%
  U.S. Treasury Strip ............................        Aaa/AAA**           7.59+    8/15/08         500        241,106
                                                                                                             ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $24,025,069)....................................                                                             24,585,193
                                                                                                             ------------
FOREIGN GOVERNMENT AGENCIES -- 1.2%
  Hydro-Quebec, Debenture, Putable 7/7/06 @
    100 ..........................................         A2/A+              8.05      7/7/24       1,000      1,130,350
                                                                                                             ------------
TOTAL FOREIGN GOVERNMENT AGENCIES (COST
  $1,051,005).....................................                                                              1,130,350
                                                                                                             ------------
MUNICIPAL BOND -- 1.0%
CALIFORNIA -- 1.0%
  Los Angeles Airport, Callable 5/15/97 @ 100
    (Insured by AMBAC) ...........................        Aaa/AAA             5.50     5/15/98       1,000        994,725
                                                                                                             ------------
TOTAL MUNICIPAL BOND (COST $985,340)..............                                                                994,725
                                                                                                             ------------

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
COMMON STOCKS -- 53.2%
AEROSPACE -- 1.1%
  AAR Corp. .............................................................................      5,200  $    155,350
  Boeing Co. ............................................................................      4,100       407,438
  Orbital Sciences Corp.* ...............................................................      9,900       191,813
  RMI Titanium Co.* .....................................................................      9,300       216,225
  Wyman-Gordon Co. ......................................................................      3,800        81,225
                                                                                                      ------------
                                                                                                         1,052,051
                                                                                                      ------------
AIRLINES -- 0.6%
  AMR Corp.* ............................................................................      6,100       556,625
                                                                                                      ------------

APPAREL -- 0.3%
  Tommy Hilfiger Corp.* .................................................................      5,800       313,200
                                                                                                      ------------

AUTO PARTS - ORIGINAL EQUIPMENT MANUFACTURER -- 0.4%
  Arvin Industries, Inc. ................................................................      4,900       116,375
  Lear Corp.* ...........................................................................      8,600       308,525
                                                                                                      ------------
                                                                                                           424,900
                                                                                                      ------------
AUTOMOTIVE AFTER-MARKET -- 0.2%
  Apogee Enterprises, Inc. ..............................................................      4,600       203,550
                                                                                                      ------------

BANKS -- 2.1%
  BankAmerica Corp. .....................................................................      7,000       721,000
  Bankers Trust New York Corp. ..........................................................      6,400       556,800
  Imperial Bancorp* .....................................................................      4,050        91,125
  NationsBank Corp. .....................................................................      5,900       611,388
                                                                                                      ------------
                                                                                                         1,980,313
                                                                                                      ------------
BIOTECHNOLOGY -- 0.9%
  Amgen, Inc.* ..........................................................................      9,900       602,663
  Elan Corp PLC, ADR* ...................................................................      9,300       276,675
                                                                                                      ------------
                                                                                                           879,338
                                                                                                      ------------
BUILDING MATERIALS CHAINS -- 0.3%
  Home Depot, Inc. ......................................................................      5,766       300,553
                                                                                                      ------------

BUILDING PRODUCTS -- 0.1%
  Watsco, Inc. ..........................................................................      2,100        53,025
                                                                                                      ------------

CLOTHING/SHOES/ACCESORIES -- 0.8%
  Gap, Inc. .............................................................................     15,500       497,938
  Genesco, Inc.* ........................................................................     18,200       184,275
  Pacific Sunwear of California* ........................................................      1,300        35,100
                                                                                                      ------------
                                                                                                           717,313
                                                                                                      ------------
COMPUTER SOFTWARE -- 2.4%
  BMC Software, Inc.* ...................................................................      9,600       417,600
  Cadence Design Systems, Inc.* .........................................................     15,200       606,100
  Computer Associates International, Inc. ...............................................     12,200       802,150
  Microsoft Corp.* ......................................................................      2,800       439,250
                                                                                                      ------------
                                                                                                         2,265,100
                                                                                                      ------------
COMPUTER/VIDEO CHAINS -- 0.6%
  CompUSA, Inc.* ........................................................................      7,300       328,500

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
COMPUTER/VIDEO CHAINS -- (CONTINUED)
  Microage, Inc.* .......................................................................     11,900  $    269,238
                                                                                                      ------------
                                                                                                           597,738
                                                                                                      ------------
CONSTRUCTION/AGRICULTURE EQUIPMENT -- 0.7%
  Caterpillar, Inc. .....................................................................      6,200       490,575
  Manitowoc Co., Inc. ...................................................................      4,900       214,988
                                                                                                      ------------
                                                                                                           705,563
                                                                                                      ------------
CONSUMER SPECIALTIES -- 0.2%
  Oakley, Inc.* .........................................................................     11,300       156,788
                                                                                                      ------------

DEPARTMENT STORES -- 0.7%
  Federated Department Stores, Inc.* ....................................................     13,200       450,450
  Fred Meyer, Inc.* .....................................................................      5,700       190,950
                                                                                                      ------------
                                                                                                           641,400
                                                                                                      ------------
DISCOUNT CHAINS -- 0.5%
  Consolidated Stores Corp.* ............................................................      9,400       347,800
  Dollar Tree Stores, Inc.* .............................................................      3,000       114,750
                                                                                                      ------------
                                                                                                           462,550
                                                                                                      ------------
DIVERSIFIED COMMERCIAL -- 0.3%
  Employee Solutions, Inc.* .............................................................     10,200       188,700
  Personnel Group of America ............................................................      2,500        56,563
                                                                                                      ------------
                                                                                                           245,263
                                                                                                      ------------
DIVERSIFIED ELECTRONIC -- 0.4%
  SCI Systems, Inc.* ....................................................................      8,000       422,000
                                                                                                      ------------

DIVERSIFIED MANUFACTURING -- 1.7%
  AlliedSignal, Inc. ....................................................................      8,300       607,975
  Dresser Industries, Inc. ..............................................................     17,600       576,400
  Tyco International Ltd. ...............................................................      7,800       427,050
                                                                                                      ------------
                                                                                                         1,611,425
                                                                                                      ------------
ELECTRICAL PRODUCT -- 0.7%
  Raychem Corp. .........................................................................      8,000       682,000
                                                                                                      ------------

ELECTRONIC DATA PROCESSING - PERIPHERALS -- 1.2%
  Eltron International, Inc.* ...........................................................      2,300        71,300
  Encad, Inc.* ..........................................................................      1,500        56,250
  Storage Tech Corp.* ...................................................................      9,100       453,863
  U.S. Robotics Corp.* ..................................................................      7,600       597,550
                                                                                                      ------------
                                                                                                         1,178,963
                                                                                                      ------------
ELECTRONIC DATA PROCESSING - SERVICES -- 0.2%
  American Management Systems, Inc.* ....................................................      4,700       167,144
                                                                                                      ------------

ELECTRONIC COMPONENTS -- 0.7%
  ACT Manufacturing, Inc.* ..............................................................      4,300       106,425
  Adaptec, Inc.* ........................................................................     11,000       409,750
  Computer Products, Inc.* ..............................................................      9,100       183,138
                                                                                                      ------------
                                                                                                           699,313
                                                                                                      ------------
ELECTRONIC DATA PROCESSORS -- 1.2%
  Dell Computer Corp.* ..................................................................      3,500       355,688
  Gateway 2000, Inc.* ...................................................................      6,500       348,563

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
ELECTRONIC DATA PROCESSORS -- (CONTINUED)
  Sun Microsystems, Inc.* ...............................................................      7,700  $    448,525
                                                                                                      ------------
                                                                                                         1,152,776
                                                                                                      ------------
ELECTRONICS DISTRIBUTORS -- 0.4%
  Inacom Corp. ..........................................................................      3,000        93,000
  Tech Data Corp.* ......................................................................      5,000       150,000
  Vanstar Corp.* ........................................................................      5,500       149,875
                                                                                                      ------------
                                                                                                           392,875
                                                                                                      ------------
ENVIRONMENTAL SERVICES -- 0.9%
  Calenergy, Inc.* ......................................................................     11,600       346,550
  Tetra Technologies, Inc.* .............................................................      3,500        89,141
  USA Waste Services Inc.* ..............................................................     14,600       470,850
                                                                                                      ------------
                                                                                                           906,541
                                                                                                      ------------
FINANCE COMPANIES -- 1.1%
  Americredit Corp.* ....................................................................      4,300        85,462
  Green Tree Financial Corp. ............................................................     12,400       519,250
  MBNA Corp. ............................................................................     11,400       460,275
                                                                                                      ------------
                                                                                                         1,064,987
                                                                                                      ------------
FINANCIAL PUBLISHING -- 0.4%
  Equifax, Inc. .........................................................................     10,600       347,150
                                                                                                      ------------

FINANCIAL SERVICES-DIVERSIFIED -- 1.0%
  Travelers Group, Inc. .................................................................     21,399       962,976
                                                                                                      ------------

FOOD DISTRIBUTIORS -- 0.3%
  Richfood Holdings, Inc. ...............................................................     10,050       261,300
                                                                                                      ------------

HOME BUILDING -- 0.1%
  Champion Enterprises, Inc.* ...........................................................      2,400        50,100
                                                                                                      ------------

HOME FURNISHINGS -- 0.4%
  Ethan Allen Interiors, Inc. ...........................................................      2,400        79,800
  Furniture Brands International, Inc.* .................................................     13,600       168,300
  Mohawk Industries, Inc.* ..............................................................      5,000       119,062
  O'Sullivan Industries Holdings* .......................................................      4,800        53,400
                                                                                                      ------------
                                                                                                           420,562
                                                                                                      ------------
HOSPITAL/NURSING MANAGEMENT -- 0.4%
  OrNda Healthcorp* .....................................................................     12,400       361,150
                                                                                                      ------------

HOTELS/RESORTS -- 0.8%
  Marriott International, Inc. ..........................................................      6,800       379,100
  HFS, Inc.* ............................................................................      5,400       349,650
                                                                                                      ------------
                                                                                                           728,750
                                                                                                      ------------
INDUSTRIAL MACHINERY -- 0.4%
  Harnischfeger Industries, Inc. ........................................................      9,500       421,562
                                                                                                      ------------

INTEGRATED OIL COMPANIES -- 0.6%
  Phillips Petroleum Co. ................................................................     12,400       559,550
                                                                                                      ------------

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
INVESTMENT BANKERS -- 0.3%
  Paine Webber Group, Inc. ..............................................................     10,000  $    271,250
                                                                                                      ------------

INVESTMENT MANAGERS -- 0.1%
  Eaton Vance Corp. .....................................................................      2,300        98,900
                                                                                                      ------------

LIFE INSURANCE -- 0.9%
  Conseco, Inc. .........................................................................      5,700       318,487
  Sunamerica, Inc. ......................................................................     12,400       519,250
                                                                                                      ------------
                                                                                                           837,737
                                                                                                      ------------
MAJOR CHEMICALS -- 0.4%
  Imperial Chemical Industries PLC, ADR .................................................      7,900       408,825
                                                                                                      ------------

MAJOR PHARMACEUTICALS -- 3.9%
  Abbott Labs ...........................................................................     10,500       585,375
  American Home Products Corp. ..........................................................     11,800       758,150
  Johnson & Johnson .....................................................................     12,100       642,812
  Merck & Co., Inc. .....................................................................     11,200       929,600
  Pfizer, Inc. ..........................................................................      9,800       878,325
                                                                                                      ------------
                                                                                                         3,794,262
                                                                                                      ------------
MAJOR U.S. TELECOMMUNICATIONS -- 0.8%
  Ameritech Corp. .......................................................................      5,600       329,700
  Sprint Corp. ..........................................................................     11,000       460,625
                                                                                                      ------------
                                                                                                           790,325
                                                                                                      ------------
MANAGED HEALTH CARE -- 1.0%
  FPA Medical Management, Inc.* .........................................................      4,500        86,625
  Oxford Health Plans, Inc.* ............................................................     10,200       591,600
  MedPartners/Mullikin, Inc.* ...........................................................     14,100       320,775
                                                                                                      ------------
                                                                                                           999,000
                                                                                                      ------------
MEDICAL ELECTRONICS -- 0.2%
  Medtronic, Inc. .......................................................................      3,600       238,050
                                                                                                      ------------

MEDICAL/NURSING SERVICES -- 0.5%
  HEALTHSOUTH Corp.* ....................................................................     11,900       447,737
                                                                                                      ------------

MEDICAL SPECIALTIES -- 0.4%
  Boston Scientific Corp.* ..............................................................      7,000       408,625
                                                                                                      ------------

METAL FABRICATION -- 0.4%
  Oregon Metallurgical Corp.* ...........................................................      5,600       198,800
  Tower Automotive, Inc. ................................................................      4,600       147,775
                                                                                                      ------------
                                                                                                           346,575
                                                                                                      ------------
MILITARY/GOVERNMENT/TECHNICAL -- 0.3%
  Logicon, Inc. .........................................................................      4,100       167,075
  Parker & Parsley Petroleum Co. ........................................................      4,400       145,200
                                                                                                      ------------
                                                                                                           312,275
                                                                                                      ------------
MULTI-SECTOR COMPANIES -- 1.4%
  General Electric Co. ..................................................................     13,000     1,352,000
                                                                                                      ------------

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
OFFICE EQUIPMENT/SUPPLIES -- 0.4%
  U.S. Office Products Co.* .............................................................     11,400  $    353,400
                                                                                                      ------------

OFFICE/PLANT AUTOMATION -- 1.1%
  Cisco System, Inc.* ...................................................................     14,000       950,250
  Xircom, Inc.* .........................................................................      6,100       122,000
                                                                                                      ------------
                                                                                                         1,072,250
                                                                                                      ------------
OIL REFINING/MARKETING -- 0.7%
  USX-Marathon Group ....................................................................     29,800       681,675
                                                                                                      ------------

OIL & GAS PRODUCTION -- 0.5%
  Newfield Exploration Co.* .............................................................      4,600       230,575
  Santa Fe Energy Resources, Inc.* ......................................................     11,800       171,100
  Vintage Petroleum, Inc. ...............................................................      2,700        90,450
                                                                                                      ------------
                                                                                                           492,125
                                                                                                      ------------
OILFIELD SERVICES/EQUIPMENT -- 0.1%
  Pool Energy Services Co.* .............................................................      2,700        39,825
  Seacor Holdings, Inc.* ................................................................      1,500        94,875
                                                                                                      ------------
                                                                                                           134,700
                                                                                                      ------------
OIL & GAS DISTRIBUTION -- 1.3%
  Enron Corp. ...........................................................................     11,600       530,700
  Williams Co. ..........................................................................     13,500       757,687
                                                                                                      ------------
                                                                                                         1,288,387
                                                                                                      ------------
OTHER CONSUMER SERVICES -- 0.1%
  Seattle Filmworks, Inc.* ..............................................................      4,300        84,387
                                                                                                      ------------

OTHER SPECIALTY STORES -- 0.7%
  Borders Group, Inc.* ..................................................................      6,900       251,850
  Staples, Inc.* ........................................................................     22,075       435,981
                                                                                                      ------------
                                                                                                           687,831
                                                                                                      ------------
OTHER TELECOMMUNICATIONS -- 1.4%
  Cincinnati Bell, Inc. .................................................................     10,100       602,212
  WorldCom, Inc.* .......................................................................     31,600       730,750
                                                                                                      ------------
                                                                                                         1,332,962
                                                                                                      ------------
PACKAGE GOODS/COSMETICS -- 1.6%
  Gillette Co. ..........................................................................     10,100       744,875
  Kimberly-Clark Corp. ..................................................................      7,400       723,350
  Paragon Trade Brands, Inc.* ...........................................................      3,000        83,250
                                                                                                      ------------
                                                                                                         1,551,475
                                                                                                      ------------
PACKAGED FOODS -- 0.9%
  Dole Foods, Inc. ......................................................................     12,300       479,700
  Sara Lee ..............................................................................      9,900       388,575
                                                                                                      ------------
                                                                                                           868,275
                                                                                                      ------------
PAPER -- 0.5%
  International Paper Co. ...............................................................     10,600       450,500
                                                                                                      ------------

PHOTOGRAPHIC PRODUCTS -- 0.6%
  Eastman Kodak Co. .....................................................................      6,800       550,800
                                                                                                      ------------

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
PRECISION INSTRUMENTS -- 0.3%
  Dynatech Corp.* .......................................................................      4,800  $    224,400
  Genrad, Inc.* .........................................................................      4,700       103,987
                                                                                                      ------------
                                                                                                           328,387
                                                                                                      ------------
RECREATIONAL PRODUCTS -- 0.6%
  Callaway Golf Co. .....................................................................     13,400       407,025
  Coachmen Industries, Inc. .............................................................      8,000       204,000
                                                                                                      ------------
                                                                                                           611,025
                                                                                                      ------------
RENTAL/LEASING COMPANIES -- 0.1%
  Leasing Solutions, Inc.* ..............................................................      4,800       138,600
                                                                                                      ------------

RESTAURANTS -- 1.1%
  Boston Chicken, Inc.* .................................................................     11,900       461,125
  CKE Restaurants, Inc. .................................................................      6,600       202,125
  Foodmaker, Inc.* ......................................................................     17,200       156,950
  Showbiz Pizza Time, Inc.* .............................................................     11,600       189,950
                                                                                                      ------------
                                                                                                         1,010,150
                                                                                                      ------------
SAVING & LOAN ASSOCIATIONS -- 0.1%
  Firstfed Financial Corp.* .............................................................      5,900       140,862
                                                                                                      ------------

SEMICONDUCTORS -- 1.7%
  Atmel Corp.* ..........................................................................     13,000       427,375
  C-Cube Microsystems, Inc.* ............................................................      6,800       296,650
  Chips & Technologies* .................................................................      2,700        56,869
  Intel Corp. ...........................................................................      5,800       735,875
  Supertex, Inc.* .......................................................................      5,200        98,800
                                                                                                      ------------
                                                                                                         1,615,569
                                                                                                      ------------
SHOE MANUFACTURING -- 1.1%
  Nike, Inc., Class B ...................................................................     15,400       875,875
  Vans, Inc.* ...........................................................................     11,900       182,963
                                                                                                      ------------
                                                                                                         1,058,838
                                                                                                      ------------
SOFT DRINKS -- 0.8%
  PepsiCo, Inc. .........................................................................     25,100       749,862
                                                                                                      ------------

SPECIALTY CHEMICALS -- 0.5%
  Praxair, Inc. .........................................................................     10,500       510,562
                                                                                                      ------------

SPECIALTY FOODS/CANDIES -- 0.2%
  NBTY, Inc.* ...........................................................................     11,700       188,663
                                                                                                      ------------

SPECIALTY INSURERS -- 0.1%
  First American Financial Corp. ........................................................      3,100       113,537
                                                                                                      ------------

TELECOMMUNICATION EQUIPMENT -- 0.7%
  Andrew Corp.* .........................................................................      5,000       289,375
  Digital Microwave Corp.* ..............................................................      8,100       193,387
  L.M. Ericsson Telephone Co. ADR, Class B ..............................................      6,600       203,775
                                                                                                      ------------
                                                                                                           686,537
                                                                                                      ------------

                                                                                                         VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                           ---------  ------------
WHOLESALE DISTRIBUTORS -- 0.3%
  Hughes Supply, Inc. ...................................................................      5,700  $    245,100
                                                                                                      ------------
TOTAL COMMON STOCKS (COST $39,308,572)...................................................               51,198,414
                                                                                                      ------------
UNIT INVESTMENT TRUSTS -- 4.5%
  S&P 400 Mid-Cap Depository Receipts, Series I .........................................     26,000     1,326,813
  S&P 500 Depository Receipts, Series I .................................................     39,500     2,998,914
                                                                                                      ------------
TOTAL UNIT INVESTMENT TRUSTS (COST $3,541,114)...........................................                4,325,727
                                                                                                      ------------
TOTAL LONG-TERM INVESTMENTS (COST $78,922,834)...........................................               92,692,219
                                                                                                      ------------
SHORT-TERM INVESTMENTS -- 3.9%
OPEN-END INVESTMENT COMPANIES -- 3.9%
  Dreyfus Cash Management Fund ..........................................................     16,518        16,518
  Provident Institutional Temporary Cash Fund ...........................................  3,755,863     3,755,863
                                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,772,381)...........................................                3,772,381
                                                                                                      ------------
TOTAL INVESTMENTS (COST $82,695,215)(A) -- 100.3%........................................               96,464,600
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%)..........................................                 (270,571)
                                                                                                      ------------
NET ASSETS -- 100.0%.....................................................................             $ 96,194,029
                                                                                                      ------------
                                                                                                      ------------

---------------
Percentages indicated are based on net assets of $96,194,029
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $28,470. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 14,185,833
Unrealized depreciation.......      (444,918)
                                ------------
Net unrealized appreciation...  $ 13,740,915
                                ------------
                                ------------

(b) Steps up to 8.23% on 10/15/99
 * Represents non-income producing security.
** Implied Rating.
 + Effective yield at date of purchase.
ADR -- American Depository Receipt.
AMBAC -- AMBAC Indemnity Corporation.
CMO -- Collateralized Mortgage Obligation.
PAC -- Planned Amortization Class.
PLC -- Public Limited Company.

See Notes to Financial Statements

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $82,695,215) ........  $  96,464,600
  Interest receivable ...........................................        520,058
  Dividends receivable ..........................................         53,061
  Receivable for capital shares issued ..........................         27,100
  Receivable from brokers for investment securities sold ........        216,085
  Unamortized organization costs ................................         29,749
  Prepaid expenses and other assets .............................          7,069
                                                                   -------------
Total assets ....................................................     97,317,722
                                                                   -------------
LIABILITIES:
  Dividends payable .............................................        625,623
  Payable for capital shares redeemed ...........................          2,500
  Payable to brokers for investment securities purchased ........        372,040
  Accrued expenses and other liabilities:
    Investment Advisory fees ....................................         44,776
    Administration fees .........................................          5,981
    Shareholder Processing fees (Retail Shares) .................          1,126
    Combined Distribution and Service fees (Retail Shares) ......          1,126
    Custodian and transfer agent fees ...........................         17,531
    Audit and legal fees ........................................          9,305
    Other liabilities ...........................................         43,685
                                                                   -------------
Total liabilities ...............................................      1,123,693
                                                                   -------------
NET ASSETS ......................................................  $  96,194,029
                                                                   -------------
                                                                   -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Retail Shares:
    ($5,592,307/425,405 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       13.15
                                                                   -------------
                                                                   -------------
  Institutional Shares:
    ($90,601,722/6,955,495 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       13.03
                                                                   -------------
                                                                   -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .........................  $       7,381
  Additional paid-in capital ....................................     77,521,701
  Accumulated undistributed net investment income ...............          4,062
  Accumulated net realized gains on investment transactions .....      4,891,500
  Net unrealized appreciation of investments ....................     13,769,385
                                                                   -------------
Net Assets, November 30, 1996 ...................................  $  96,194,029
                                                                   -------------
                                                                   -------------

------------
See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ..........................................................                $    600,320
  Interest ...........................................................                   2,433,041
                                                                                      ------------
                                                                                         3,033,361
EXPENSES:
  Investment Advisory fees ...........................................  $   497,924
  Administration fees ................................................       57,292
  Shareholder Processing fees (Retail Shares) ........................       10,343
  Combined Distribution and Service fees (Retail Shares) .............       10,046
  Combined Distribution and Service fees (B Shares) ..................        6,867
  Transfer agent fees and expenses ...................................       44,566
  Custodian fees and expenses ........................................       50,012
  Legal fees .........................................................          660
  Audit fees .........................................................        7,454
  Reports to shareholders (Institutional Shares) .....................       31,690
  Amortization of organization costs .................................       12,511
  Registration fees ..................................................       31,979
  Trustees' fees .....................................................        3,569
  Other expenses .....................................................       11,213
                                                                        -----------
                                                                            776,126
Less: Fee waivers and expense reimbursements .........................     (177,405)       598,721
                                                                        -----------   ------------
Net Investment Income: ...............................................                   2,434,640
                                                                                      ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions ......................                   4,997,685
  Net change in unrealized appreciation of investments ...............                   4,435,765
                                                                                      ------------
Net Realized and Unrealized Gains on Investments .....................                   9,433,450
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $ 11,868,090
                                                                                      ------------
                                                                                      ------------

------------
See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          YEARS ENDED
                                                                    ------------------------
                                                                     NOVEMBER     NOVEMBER
                                                                     30, 1996     30, 1995
                                                                    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ..........................................  $ 2,434,640  $ 2,170,814
  Net realized gains on securities transactions ..................    4,997,685    2,133,006
  Net change in unrealized appreciation of investments ...........    4,435,765   10,437,485
                                                                    -----------  -----------
  Net increase in net assets resulting from operations ...........   11,868,090   14,741,305
                                                                    -----------  -----------
Dividends to shareholders from net investment income
  Retail Shares ..................................................      (99,865)     (23,530)
  B Shares .......................................................      (13,670)     (40,515)
  Institutional Shares ...........................................   (2,310,316)  (2,106,769)
                                                                    -----------  -----------
Total dividends to shareholders from net investment income .......   (2,423,851)  (2,170,814)
                                                                    -----------  -----------
Distributions to shareholders from net realized gains
  Retail Shares ..................................................      (22,583)     --
  B Shares .......................................................      (45,345)     --
  Institutional Shares ...........................................   (1,363,343)     --
                                                                    -----------  -----------
Total distributions to shareholders from net realized gains ......   (1,431,271)     --
                                                                    -----------  -----------
Fund Share Transactions
  Net proceeds from shares subscribed ............................   34,090,512   21,231,603
  Net asset value of shares issued to shareholders in reinvestment
    of dividends .................................................    3,156,752    2,659,558
  Cost of shares redeemed ........................................  (26,281,039) (12,151,179)
                                                                    -----------  -----------
  Net increase in net assets from Fund share transactions ........   10,966,225   11,739,982
                                                                    -----------  -----------
Total Increase ...................................................   18,979,193   24,310,473
Net Assets:
  Beginning of period ............................................   77,214,836   52,904,363
                                                                    -----------  -----------
  End of period (including accumulated undistributed net
    investment income of $4,062 and $0, respectively).............  $96,194,029  $77,214,836
                                                                    -----------  -----------
                                                                    -----------  -----------

-------------
See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                              MOODY'S/S&P                             PRINCIPAL
                                                                RATINGS                    MATURITY     AMOUNT       VALUE
                                                              (UNAUDITED)       RATE         DATE       (000)       (NOTE 2)
                                                              -----------   ------------  ----------  ----------  ------------
LONG-TERM INVESTMENTS -- 96.5%
CORPORATE OBLIGATIONS -- 52.8%
BANKS - REGIONAL -- 2.1%
  Boatmen's Bancshares, Inc., Corporate Note ...............     A3/A-             9.25 %    11/1/01  $    1,000  $  1,122,303
                                                                                                                  ------------

CONSTRUCTION/AGRICULTURE EQUIPMENT -- 5.6%
  Alco Capital Resources, Inc., Medium Term Note ...........     A3/A-             7.33      3/27/98       1,000     1,018,524
  Caterpillar Finance Corp., Medium Term Note ..............     A2/A              6.84      9/15/99       1,000     1,020,109
  PACCAR Financial Corp., Corporate Note ...................     A1/AA-            6.31      7/15/98       1,000     1,008,431
                                                                                                                  ------------
                                                                                                                     3,047,064
                                                                                                                  ------------
DEPARTMENT STORES -- 1.6%
  Sears Roebuck Acceptance Corp., Series I, Corporate
    Note ...................................................     A2/A-             5.67       2/7/01         900       882,920
                                                                                                                  ------------

ELECTRIC UTILITIES -- 10.3%
  Arizona Public Service, Corporate Note ...................   Baa1/BBB+           5.75      9/15/00       1,700     1,663,112
  Duke Power Company, Corporate Bond .......................    Aa2/AA-            8.00      11/1/99       1,000     1,051,051
  Potomac Capital Investment Corp., Medium Term Note .......   Baa1/BBB+           7.25      7/15/97         750       757,350
  Southern California Edison, Series 93-E, Corporate
    Note ...................................................     A2/A+             5.45      6/15/98         500       496,544
  Southern California Edison, Corporate Note ...............     A3/A              5.88      1/15/01         900       888,529
  Virginia Electric & Power, Series D, Medium Term Note ....     A3/A-             7.91     12/13/01         700       749,084
                                                                                                                  ------------
                                                                                                                     5,605,670
                                                                                                                  ------------
FINANCE COMPANIES -- 7.9%
  Associates Corp., Corporate Note .........................    Aa3/AA-            7.50      5/15/99       1,000     1,034,163
  Associates Corp., N.A., Corporate Note ...................    Aa3/AA-            7.88      9/30/01       1,500     1,599,352
  Lehman Brothers Holdings, Inc., Medium Term Note .........   Baa1/A              8.44      3/10/99       1,550     1,620,406
                                                                                                                  ------------
                                                                                                                     4,253,921
                                                                                                                  ------------
FINANCIAL SERVICES -- 3.7%
  Paine Webber Group, Corporate Note .......................   Baa1/BBB+           6.25      6/15/98       2,000     2,004,052
                                                                                                                  ------------

FINANCIAL SERVICES ABS CREDIT CARDS -- 5.1%
  Chase Manhattan Credit Card Master Trust, 1996-4, Class
    A ......................................................    Aaa/AAA            6.73      2/15/03       1,000     1,021,860
  Citibank Credit Card Master Trust I, 1996-1, Class A .....    Aaa/AAA            0.00       2/7/03       2,226     1,734,143
                                                                                                                  ------------
                                                                                                                     2,756,003
                                                                                                                  ------------
INVESTMENT BANKERS -- 4.0%
  Donaldson, Lufkin & Jenrette, Medium Term Note, Putable
    2/15/01 @ 100 ..........................................   Baa1/A-             5.63      2/15/16         500       484,631
  Goldman Sachs, Corporate Note** ..........................     NR/A+             6.20     12/15/00       1,000       995,411
  Merrill Lynch & Co., Inc., Corporate Note ................    Aa3/A+            10.38       2/1/99         149       161,892

                                                              MOODY'S/S&P                             PRINCIPAL
                                                                RATINGS                    MATURITY     AMOUNT       VALUE
                                                              (UNAUDITED)       RATE         DATE       (000)       (NOTE 2)
                                                              -----------   ------------  ----------  ----------  ------------
INVESTMENT BANKERS -- (CONTINUED)
  Morgan Stanley Group, Inc., Corporate Note ...............     A1/A+             7.50 %     9/1/99  $      500  $    517,981
                                                                                                                  ------------
                                                                                                                     2,159,915
                                                                                                                  ------------
MEDICAL SPECIALTIES -- 1.9%
  Bausch & Lomb, Inc., Medium Term Note, Putable 8/31/01 @
    100 ....................................................     A3/A              6.56      8/12/26       1,000     1,013,939
                                                                                                                  ------------

MOTOR VEHICLES -- 6.9%
  Ford Motor Credit Co., Corporate Note ....................     A1/A+             9.38     12/15/97         500       517,631
  Ford Motor Credit Co., Medium Term Note ..................     A1/A+             6.11     12/28/01       1,000       990,795
  Ford Motor Credit Co., Medium Term Note ..................     A1/A+             5.67      2/15/01       1,500     1,468,405
  General Motor Acceptance Corp., Corporate Note ...........     A3/A-             7.13       6/1/99         250       256,451
  General Motor Acceptance Corp., Corporate Note ...........     A3/A-             7.50      5/23/00         500       521,622
                                                                                                                  ------------
                                                                                                                     3,754,904
                                                                                                                  ------------
NON U.S. BANKS -- 2.8%
  Banco Latinoamericano, Medium Term Note** ................   Baa2/BBB            7.05      7/19/99       1,500     1,518,450
                                                                                                                  ------------

RENTAL/LEASING -- 0.9%
  International Lease Finance Corp., Series G, Corporate
    Note ...................................................     A1/A+             7.00      8/15/98         500       509,833
                                                                                                                  ------------
TOTAL CORPORATE OBLIGATIONS (COST $28,352,419)..............                                                        28,628,974
                                                                                                                  ------------
TAXABLE MUNICIPAL BOND -- 1.8%
CALIFORNIA -- 1.8%
  Los Angeles Airport, U.S. Taxable Municipal Bonds,
    Callable 5/15/97 @ 100 (Insured by AMBAC) ..............    Aaa/AAA            5.50      5/15/98       1,000       994,725
                                                                                                                  ------------
TOTAL TAXABLE MUNICIPAL BOND (COST $984,754)................                                                           994,725
                                                                                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.8%
FEDERAL HOME LOAN BANK -- 2.8%
  Federal Home Loan Bank, Callable 12/26/96 @ 100 ..........    Aaa/AAA***         6.32     12/26/00         500       499,376
  Federal Home Loan Bank, Callable 7/2/97 @ 100 ............    Aaa/AAA***         7.41       7/2/01       1,000     1,008,825
                                                                                                                  ------------
                                                                                                                     1,508,201
                                                                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 9.7%
  Federal Home Loan Mortgage Corp., 5 Year Balloon, Pool
    #M13297 ................................................    Aaa/AAA***         7.00       4/1/97         841       845,955
  Federal Home Loan Mortgage Corp., 5 Year Balloon, Pool
    #M13323 ................................................    Aaa/AAA***         7.00       4/1/97         670       673,515
  Federal Home Loan Mortgage Corp., Pool #M90178 ...........    Aaa/AAA***         5.50       4/1/98         871       867,276
  Federal Home Loan Mortgage Corp., Pool #G50051, CMO ......    Aaa/AAA***         5.50      12/1/98         899       895,138
  Federal Home Loan Mortgage Corp., 5 Year Balloon, Pool
    #G50160 ................................................    Aaa/AAA***         5.50       4/1/99         967       962,699
  Federal Home Loan Mortgage Corp., Pool #L74041 ...........    Aaa/AAA***         7.50       9/1/01         996     1,017,958
                                                                                                                  ------------
                                                                                                                     5,262,541
                                                                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 11.3%
  Federal National Mortgage Assoc., Variable Rate Note* ....    Aaa/AAA***         5.61      4/15/97         500       500,310

                                                              MOODY'S/S&P                             PRINCIPAL
                                                                RATINGS                    MATURITY     AMOUNT       VALUE
                                                              (UNAUDITED)       RATE         DATE       (000)       (NOTE 2)
                                                              -----------   ------------  ----------  ----------  ------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- (CONTINUED)
  Federal National Mortgage Assoc., 7 Year Balloon, Pool
    #303016 ................................................    Aaa/AAA***         6.00 %     6/1/01  $    1,162  $  1,157,226
  Federal National Mortgage Assoc., Pool #250645 ...........    Aaa/AAA***         7.00       8/1/03         991     1,002,724
  Federal National Mortgage Assoc., Pool #334092 ...........    Aaa/AAA***         6.00       5/1/04       1,442     1,430,646
  Federal National Mortgage Assoc., Pool #356820 ...........    Aaa/AAA***         7.50      11/1/09       1,969     2,017,103
                                                                                                                  ------------
                                                                                                                     6,108,009
                                                                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $12,760,325)..............................................                                                        12,878,751
                                                                                                                  ------------
U.S. GOVERNMENT OBLIGATIONS -- 18.1%
  U.S. Treasury Notes ......................................    Aaa/AAA***         6.25      7/31/98       1,000     1,011,251
  U.S. Treasury Notes ......................................    Aaa/AAA***         6.13      8/31/98       3,000     3,028,128
  U.S. Treasury Notes ......................................    Aaa/AAA***         6.00      8/15/99       4,700     4,738,192
  U.S. Treasury Notes ......................................    Aaa/AAA***         6.88      3/31/00       1,000     1,034,063
                                                                                                                  ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $9,727,293).........................................                                                         9,811,634
                                                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS (COST $51,824,791)..............                                                        52,314,084
                                                                                                                  ------------

                                                                                                        SHARES
                                                                                                      ----------
SHORT-TERM INVESTMENTS -- 2.6%
OPEN-END INVESTMENT COMPANIES -- 2.6%
  Provident Cash Management Fund ...........................                                           1,401,874     1,401,874
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,401,874)..............                                                         1,401,874
                                                                                                                  ------------

TOTAL INVESTMENTS (COST $53,226,665) (A) -- 99.1%...........                                                        53,715,958
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%...............                                                           468,694
                                                                                                                  ------------
NET ASSETS -- 100.0%........................................                                                      $ 54,184,652
                                                                                                                  ------------
                                                                                                                  ------------

---------------
Percentages indicated are based on net assets of $54,184,652.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  525,425
Unrealized depreciation.......     (36,132)
                                ----------
Net unrealized appreciation...  $  489,293
                                ----------
                                ----------

  * Variable rate security. Rate listed is rate in effect at November 30, 1996. Maturity date reflects the next rate change date.
 ** Represents a 144a security which is restricted as to resale to institutional investors.
*** Implied rating.
AMBAC -- AMBAC Indemnity Corporation.
CMO -- Collateralized Mortgage Obligation.
NR -- No Moody's rating available.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $53,226,665) ........  $  53,715,958
  Interest receivable ...........................................        737,351
  Unamortized organization costs ................................         29,713
  Prepaid expenses and other assets .............................          6,024
                                                                   -------------
Total assets ....................................................     54,489,046
                                                                   -------------
LIABILITIES:
  Dividends payable .............................................        258,517
  Accrued expenses and other liabilities:
    Investment Advisory fees ....................................         13,424
    Administration fees .........................................          3,374
    Shareholder Processing fees (Retail Shares) .................            202
    Combined Distribution and Service fees (Retail Shares) ......            202
    Custodian and transfer agent fees ...........................          6,265
    Audit and legal fees ........................................          9,135
    Other liabilities ...........................................         13,275
                                                                   -------------
Total liabilities ...............................................        304,394
                                                                   -------------
NET ASSETS ......................................................  $  54,184,652
                                                                   -------------
                                                                   -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Retail Shares:
    ($985,043/97,811 shares of beneficial interest issued and
     outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       10.07
                                                                   -------------
                                                                   -------------
  Institutional Shares:
    ($53,199,609/5,282,359 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       10.07
                                                                   -------------
                                                                   -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .........................  $       5,380
  Additional paid-in capital ....................................     53,629,160
  Accumulated net realized gains on investment transactions .....         60,819
  Net unrealized appreciation of investments ....................        489,293
                                                                   -------------
Net Assets, November 30, 1996 ...................................  $  54,184,652
                                                                   -------------
                                                                   -------------

------------
See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ............................................................                $     70,484
Interest .............................................................                   1,449,947
                                                                                      ------------
                                                                                         1,520,431
EXPENSES:
  Investment Advisory fees ...........................................  $    95,921
  Administration fees ................................................       17,019
  Shareholder Processing fees (Retail Shares) ........................        1,914
  Combined Distribution and Service fees (Retail Shares) .............        1,980
  Combined Distribution and Service fees (B Shares) ..................          366
  Transfer agent fees and expenses ...................................       39,396
  Custodian fees and expenses ........................................        7,997
  Audit fees .........................................................        8,174
  Reports to shareholders (Institutional Shares) .....................       10,325
  Amortization of organization costs .................................       12,565
  Registration fees ..................................................       29,507
  Trustees' fees .....................................................        1,037
  Other expenses .....................................................        4,393
                                                                        -----------
                                                                            230,594
Less: Fee waivers and expense reimbursements .........................      (97,115)
    Expenses paid by third parties ...................................       (2,432)       131,047
                                                                        -----------   ------------
Net Investment Income ................................................                   1,389,384
                                                                                      ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions                                             57,368
  Net change in unrealized appreciation of investments ...............                     238,110
                                                                                      ------------
Net Realized and Unrealized Gains on Investments .....................                     295,478
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $  1,684,862
                                                                                      ------------
                                                                                      ------------

------------
See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      YEARS ENDED
                                               -------------------------
                                                NOVEMBER      NOVEMBER
                                                30, 1996      30, 1995
                                               -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income .....................  $ 1,389,384   $ 1,289,182
  Net realized gains on securities
    transactions ............................       57,368        51,616
  Net change in unrealized appreciation of
    investments .............................      238,110       806,674
                                               -----------   -----------
  Net increase in net assets resulting from
    operations ..............................    1,684,862     2,147,472
                                               -----------   -----------
Dividends to shareholders from net investment
  income
  Retail Shares .............................      (42,845)      (15,632)
  B Shares ..................................       (2,024)       (4,862)
  Institutional Shares ......................   (1,344,515)   (1,268,688)
                                               -----------   -----------
Total dividends to shareholders from net
  investment income .........................   (1,389,384)   (1,289,182)
                                               -----------   -----------
Distributions to shareholders from net
  realized gains
  Retail Shares .............................         (983)      --
  B Shares ..................................         (531)      --
  Institutional Shares ......................      (46,651)      --
                                               -----------   -----------
Total distributions to shareholders from net
  realized gains ............................      (48,165)      --
                                               -----------   -----------
Fund Share Transactions
  Net proceeds from shares subscribed .......   47,095,330    11,311,423
  Net asset value of shares issued to
    shareholders in reinvestment of
    dividends ...............................      444,481     1,086,235
  Cost of shares redeemed ...................   (8,137,532)  (22,595,293)
                                               -----------   -----------
  Net increase (decrease) in net assets from
    Fund share transactions .................   39,402,279   (10,197,635)
                                               -----------   -----------
Total Increase (Decrease) ...................   39,649,592    (9,339,345)
NET ASSETS:
  Beginning of period .......................   14,535,060    23,874,405
                                               -----------   -----------
  End of period .............................  $54,184,652   $14,535,060
                                               -----------   -----------
                                               -----------   -----------

------------
See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                                             MATURITY   PRINCIPAL      VALUE
                                                                  RATE         DATE       AMOUNT      (NOTE 2)
                                                              ------------  ----------  ----------  ------------
LONG-TERM INVESTMENTS -- 98.0%
U.S GOVERNMENT AGENCY OBLIGATIONS -- 84.1%
FEDERAL HOME LOAN BANK -- 8.8%
  Federal Home Loan Bank, Callable 9/5/97 @ 100 ............         7.00 %     9/5/01  $1,000,000  $  1,016,806
  Federal Home Loan Bank ...................................         7.20      6/14/11   4,000,000     4,280,336
                                                                                                    ------------
                                                                                                       5,297,142
                                                                                                    ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 33.3%
  Federal Home Loan Mortgage Corp., Callable 1/16/97 @
    100 ....................................................         8.20      1/16/98   1,500,000     1,502,223
  Federal Home Loan Mortgage Corp., 5 Year Balloon, Gold ...         7.00       2/1/98     277,245       280,610
  Federal Home Loan Mortgage Corp., 5 Year Balloon, Pool
    #M17443 ................................................         7.00       3/1/98     245,177       248,154
  Federal Home Loan Mortgage Corp., 7 Year Balloon, Gold
    Pool #M80156 ...........................................         6.50       3/1/00     356,471       359,790
  Federal Home Loan Mortgage Corp., 7 Year Balloon, Pool
    #M80332 ................................................         7.50       8/1/01   1,503,497     1,545,369
  Federal Home Loan Mortgage Corp., Gold Pool #200053 ......         8.50       9/1/01   1,524,646     1,574,105
  Federal Home Loan Mortgage Corp., 7 Year Balloon, Gold
    Pool #M80358 ...........................................         9.00       2/1/02     857,171       889,375
  Federal Home Loan Mortgage Corp., Pool #N96694 ...........         7.00       7/1/03   1,013,839     1,027,556
  Federal Home Loan Mortgage Corp., 7 Year Balloon, Gold
    Pool #FGN97107 .........................................         6.50      10/1/03   1,998,358     2,001,036
  Federal Home Loan Mortgage Corp., Debenture, Callable
    2/2/00 @ 100 ...........................................         8.53       2/2/05   1,000,000     1,065,047
  Federal Home Loan Mortgage Corp., Debenture, Callable
    11/22/01 @ 100 .........................................         6.88     11/22/06   2,000,000     2,000,000
  Federal Home Loan Mortgage Corp., Debenture, Callable
    10/29/98 @ 100 .........................................         6.08     10/29/08   2,200,000     2,112,488
  Federal Home Loan Mortgage Corp., Gold Pool #D90560 ......         5.50      12/1/13     364,158       346,526
  Federal Home Loan Mortgage Corp., CMO PAC 1212-CA ........         6.50      7/15/16   1,774,106     1,779,251
  Federal Home Loan Mortgage Corp., Gold Pool #306558 ......         9.25       6/1/18   2,268,093     2,392,928
  Federal Home Loan Mortgage Corp., Pool #308392 ...........        10.00       9/1/18     108,873       118,715
  Federal Home Loan Mortgage Corp., CMO 1508-MA ............         6.31      5/15/23     787,179       749,786
                                                                                                    ------------
                                                                                                      19,992,959
                                                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 16.4%
  Federal National Mortgage Assoc., Pool #108471 ...........         9.00      11/1/97     137,621       139,293
  Federal National Mortgage Assoc., 7 Year Balloon, Pool
    #50394 .................................................         8.50       1/1/98     119,821       122,760
  Federal National Mortgage Assoc., 7 Year Balloon, Pool
    #124418 ................................................         8.00       8/1/99   3,303,560     3,387,173
  Federal National Mortgage Assoc., Pool #303478 ...........         8.50      11/1/01   1,127,589     1,155,249
  Federal National Mortgage Assoc., Pool #250645 ...........         7.00       8/1/03   1,079,051     1,091,967
  Federal National Mortgage Assoc., Callable 10/1/99 @
    100 ....................................................         7.18      10/1/03   1,500,000     1,541,872
  Federal National Mortgage Assoc., Medium Term Note .......         6.72       8/1/05   1,000,000     1,028,139
  Federal National Mortgage Assoc., Pool #70056 ............         9.00      12/1/16     354,185       374,600
  Federal National Mortgage Assoc., CMO, Series 1993-54,
    Class VB ...............................................         7.00      2/25/04   1,000,000     1,023,882
                                                                                                    ------------
                                                                                                       9,864,935
                                                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 11.9%
  Government National Mortgage Assoc., Pool #145690 ........        11.00      3/15/01      31,952        34,420
  Government National Mortgage Assoc., Pool #265082 ........         9.50      3/15/04     141,489       150,631
  Government National Mortgage Assoc., Pool #270156 ........         9.50      4/15/04     136,902       145,747
  Government National Mortgage Assoc., Pool #044868 ........        13.00      1/15/11       9,315        10,854

                                                                             MATURITY   PRINCIPAL      VALUE
                                                                  RATE         DATE       AMOUNT      (NOTE 2)
                                                              ------------  ----------  ----------  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- (CONTINUED)
  Government National Mortgage Assoc., Pool #040767 ........        13.00 %    2/15/11  $   36,203  $     42,185
  Government National Mortgage Assoc., Pool #045234 ........        13.00      2/15/11      16,306        19,000
  Government National Mortgage Assoc., Pool #045855 ........        13.00      4/15/11      28,113        32,758
  Government National Mortgage Assoc., Pool #253768 ........         9.00      6/15/18      51,800        55,804
  Government National Mortgage Assoc., Pool #254348 ........        10.00     10/15/18      22,883        25,261
  Government National Mortgage Assoc., Pool #315147 ........         8.00      3/15/22   1,480,654     1,535,334
  Government National Mortgage Assoc., Pool #339902 ........         8.00      2/15/23   1,344,477     1,392,757
  Government National Mortgage Assoc., Pool #392713 ........         8.00     11/15/24   1,224,632     1,268,008
  Government National Mortgage Assoc., Pool #395392 ........         8.50      4/15/25   2,340,280     2,448,003
                                                                                                    ------------
                                                                                                       7,160,762
                                                                                                    ------------
OTHER -- 13.7%
  Export Funding Trust, Callable 11/15/99 @ 106.16 .........         8.21     12/29/06   1,831,742     1,999,896
  Tennessee Valley Authority, Callable 9/15/99 @ 100 .......         8.62     11/15/29   1,500,000     1,648,599
  Tennessee Valley Authority, Callable 9/15/99 @100 ........         8.25      9/15/34     500,000       515,219
  Tennessee Valley Authority, Putable 4/1/98 @ 100 .........         5.98       4/1/36   4,000,000     4,077,607
                                                                                                    ------------
                                                                                                       8,241,321
                                                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $48,905,796)..............................................                                          50,557,119
                                                                                                    ------------
U.S. GOVERNMENT OBLIGATIONS -- 13.9%
U.S. TREASURY BONDS/NOTE -- 11.5%
  U.S. Treasury Bond, Callable 11/15/05 @ 100 ..............        12.75     11/15/10   2,500,000     3,624,220
  U.S. Treasury Bond .......................................         8.13      8/15/21   1,000,000     1,201,251
  U.S. Treasury Note .......................................         6.25     10/31/01   2,000,000     2,035,002
                                                                                                    ------------
                                                                                                       6,860,473
                                                                                                    ------------
U.S. TREASURY STRIPS -- 2.4%
  U.S. Treasury Strip ......................................         5.93 +   11/15/05   2,500,000     1,452,245
                                                                                                    ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $8,160,632).........                                           8,312,718
                                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS (COST $57,066,428)..............                                          58,869,837
                                                                                                    ------------

                                                                                          SHARES
                                                                                        ----------
SHORT-TERM INVESTMENTS -- 1.5%
OPEN-END INVESTMENT COMPANIES -- 1.5%
  Dreyfus Cash Management Fund .............................                               682,801       682,801
  Provident Institutional Trust Money Market Fund ..........                               237,951       237,951
                                                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (COST $920,752)................                                             920,752
                                                                                                    ------------
TOTAL INVESTMENTS (COST $57,987,180) (A) -- 99.5%...........                                          59,790,589
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%...............                                             309,237
                                                                                                    ------------
NET ASSETS -- 100.0%........................................                                        $ 60,099,826
                                                                                                    ------------
                                                                                                    ------------

---------------
Percentages indicated are based on net assets of $60,099,826.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  1,874,561
Unrealized depreciation.......       (71,152)
                                ------------
Net unrealized appreciation...  $  1,803,409
                                ------------
                                ------------

 + Effective yield at date of issuance.

CMO -- Collateralized Mortgage Obligation.

PAC -- Planned Amortization Class.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $57,987,180).........  $  59,790,589
  Interest receivable............................................        651,302
  Receivable for capital shares issued...........................          2,237
  Receivable from brokers for investment securities sold.........         37,795
  Prepaid expenses and other assets..............................          4,263
                                                                   -------------
Total assets.....................................................     60,486,186
                                                                   -------------
LIABILITIES:
  Dividends payable..............................................        313,944
  Payable for capital shares redeemed............................          9,111
  Accrued expenses and other liabilities:
    Investment Advisory fees.....................................         19,087
    Administration fees..........................................          3,763
    Shareholder Processing fees (Retail Shares)..................          4,657
    Combined Distribution and Service fees (Retail Shares).......          4,657
    Custodian and transfer agent fees............................         12,228
    Audit and legal fees.........................................          8,506
    Other liabilities............................................         10,407
                                                                   -------------
Total liabilities................................................        386,360
                                                                   -------------
NET ASSETS.......................................................  $  60,099,826
                                                                   -------------
                                                                   -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Retail Shares:
    ($22,631,329/2,197,169 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized).................................................  $       10.30
                                                                   -------------
                                                                   -------------
  Institutional Shares:
    ($37,468,497/3,647,459 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized).................................................  $       10.27
                                                                   -------------
                                                                   -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par..........................  $       5,845
  Additional paid-in capital.....................................     61,935,268
  Distributions in excess of net investment income...............         (7,547)
  Accumulated net realized losses on investment transactions.....     (3,637,149)
  Net unrealized appreciation of investments.....................      1,803,409
                                                                   -------------
Net Assets, November 30, 1996....................................  $  60,099,826
                                                                   -------------
                                                                   -------------

------------
See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ...........................................                $    69,482
  Interest ............................................                  4,712,582
                                                                       -----------
                                                                         4,782,064
EXPENSES:
  Investment Advisory fees ............................  $   270,222
  Administration fees .................................       66,634
  Shareholder Processing fees (Retail Shares) .........       28,849
  Combined Distribution and Service fees (Retail
    Shares) ...........................................       61,311
  Combined Distribution and Service fees (B Shares) ...        3,907
  Transfer agent fees and expenses ....................       40,637
  Custodian fees and expenses .........................       22,556
  Legal fees ..........................................        2,280
  Audit fees ..........................................        8,380
  Reports to shareholders (Retail Shares) .............        7,438
  Reports to shareholders (Institutional Shares) ......       14,660
  Amortization of organization costs ..................       11,447
  Registration fees ...................................       31,524
  Trustees' fees ......................................        3,525
  Other expenses ......................................        9,459
                                                         -----------
                                                             582,829
Less: Expense reimbursements ..........................      (14,052)      568,777
                                                         -----------   -----------
Net Investment Income .................................                  4,213,287
                                                                       -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on securities transactions .......                    664,448
  Net change in unrealized appreciation of
    investments .......................................                 (1,517,543)
                                                                       -----------
Net Realized and Unrealized Losses on Investments .....                   (853,095)
                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ..........................................                $ 3,360,192
                                                                       -----------
                                                                       -----------

------------
See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         YEARS ENDED
                                                                   ------------------------
                                                                    NOVEMBER     NOVEMBER
                                                                    30, 1996     30, 1995
                                                                   -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income .........................................  $ 4,213,287  $ 6,633,314
  Net realized gains (losses) on securities transactions ........      664,448      (96,694)
  Net change in unrealized appreciation (depreciation) of
    investments .................................................   (1,517,543)   6,904,058
                                                                   -----------  -----------
  Net increase in net assets resulting from operations ..........    3,360,192   13,440,678
                                                                   -----------  -----------
Dividends to shareholders from net investment income
  Retail Shares .................................................   (1,466,587)  (1,785,749)
  B Shares ......................................................      (21,601)     (80,467)
  Institutional Shares ..........................................   (2,726,113)  (4,773,631)
                                                                   -----------  -----------
Total dividends to shareholders from net investment income ......   (4,214,301)  (6,639,847)
                                                                   -----------  -----------
Fund Share Transactions
  Net proceeds from shares subscribed ...........................   19,998,532   11,569,600
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions .................    2,641,946    5,409,402
  Cost of shares redeemed .......................................  (64,773,650) (22,116,958)
                                                                   -----------  -----------
  Net decrease in net assets from Fund share transactions .......  (42,133,172)  (5,137,956)
                                                                   -----------  -----------
Total Increase (Decrease) .......................................  (42,987,281)   1,662,875
NET ASSETS:
  Beginning of period ...........................................  103,087,107  101,424,232
                                                                   -----------  -----------
  End of period (including distributions in excess of net
    investment income of $7,547 and $6,533, respectively) .......  $60,099,826  $103,087,107
                                                                   -----------  -----------
                                                                   -----------  -----------

------------
See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                                         MOODY'S/S&P                         PRINCIPAL
                                                                           RATINGS               MATURITY     AMOUNT       VALUE
                                                                         (UNAUDITED)     RATE      DATE       (000)       (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
LONG-TERM INVESTMENTS -- 98.1%
CORPORATE OBLIGATIONS -- 34.2%
CONSTRUCTION/AGRICULTURE EQUIPMENT -- 2.8%
  Caterpillar, Inc., Putable 5/12/97 @ 100 ...........................     A2/A          8.95%     5/12/00   $  2,000   $  2,167,078
                                                                                                                        ------------

ELECTRIC UTILITIES - CENTRAL -- 1.4%
  Central Illinois Public Service Co., Callable 5/15/97 @ 106.37 .....    Aa1/AA+        8.50      5/15/22      1,000      1,072,836
                                                                                                                        ------------

ELECTRIC UTILITIES - EAST -- 3.7%
  Citizens Utilities Co., Putable 10/1/01 @ 100.......................    Aa3/AA+        7.68      10/1/34      1,750      1,984,554
  Citizens Utilities Co., Putable 8/15/03 @ 100.......................    Aa3/AA+        6.80      8/15/26        825        858,561
                                                                                                                        ------------
                                                                                                                           2,843,115
                                                                                                                        ------------
ENVIRONMENTAL SERVICES -- 1.3%
  WMX Technologies, Inc., Putable 5/15/00 @ 100.......................     A1/A+         6.65      5/15/05      1,000      1,023,668
                                                                                                                        ------------

FINANCIAL SERVICES -- 4.0%
  Travelers Group, Inc., Putable 6/1/05 @ 100.........................     A1/A+         6.88       6/1/25      3,000      3,074,475
                                                                                                                        ------------

INSURANCE - PROPERTY & CASUALTY -- 2.8%
  General Re Corp., Series A..........................................    Aa1/AAA        9.00      9/12/09      1,800      2,137,050
                                                                                                                        ------------

INVESTMENT BANKERS -- 1.3%
  Merrill Lynch Corp., Medium Term Note,
    Series B (b)......................................................    Aa3/A+         7.25      6/14/04      1,000      1,008,853
                                                                                                                        ------------

MAJOR CHEMICALS -- 0.7%
  Monsanto Co. -- ESOP Debenture......................................     A1/A          8.13     12/15/06        500        550,096
                                                                                                                        ------------

MAJOR U.S. TELECOMMUNICATIONS -- 1.7%
  General Telephone of Northwest, Series BB,
    Callable 4/15/97 @ 103.26.........................................     A1/A+         8.75      4/15/16      1,305      1,354,303
                                                                                                                        ------------

MEDICAL SPECIALTIES -- 2.6%
  Bausch & Lomb, Medium Term Note,
    Putable 8/13/01 @ 100.............................................     A3/A          6.56      8/12/26      2,000      2,027,878
                                                                                                                        ------------

MOTOR VEHICLES -- 1.3%
  Ford Motor Credit Co................................................     A1/A+         6.65       8/7/00      1,000      1,015,199
                                                                                                                        ------------

OTHER METALS/MINERALS -- 3.6%
  BHP Finance USA Ltd., Putable 3/1/03 @ 100..........................     A2/A          6.42       3/1/26      2,750      2,753,844
                                                                                                                        ------------

                                                                         MOODY'S/S&P                         PRINCIPAL
                                                                           RATINGS               MATURITY     AMOUNT       VALUE
                                                                         (UNAUDITED)     RATE      DATE       (000)       (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
OTHER TELECOMMUNICATIONS -- 7.0%
  British Telecommunications Finance Yankee Bond, Callable 2/15/99 @
    104.74............................................................    Aaa/AAA        9.63%     2/15/19   $  2,000   $  2,223,872
  MCI Communications, Putable 6/15/03 @ 100...........................     A2/A          7.13      6/15/27      3,000      3,170,127
                                                                                                                        ------------
                                                                                                                           5,393,999
                                                                                                                        ------------

TOTAL CORPORATE OBLIGATIONS (COST $25,950,003)........................                                                    26,422,394
                                                                                                                        ------------
FOREIGN GOVERNMENT AGENCIES -- 4.4%
  Hydro-Quebec, Debenture, Putable 7/7/06 @ 100.......................     A2/A+         8.05       7/7/24      3,000      3,391,050
                                                                                                                        ------------

TOTAL FOREIGN GOVERNMENT AGENCIES
  (COST $3,202,305)...................................................                                                     3,391,050
                                                                                                                        ------------
TAXABLE MUNICIPAL BONDS -- 3.5%
CALIFORNIA -- 2.8%
  Los Angeles Airport, Callable 5/15/97 @ 100
    (Insured by AMBAC)................................................    Aaa/AAA        5.50      5/15/98        500        497,362
  Los Angeles County, Pension Obligation,
    Series A (Insured by MBIA)........................................    Aaa/AAA        8.30      6/30/02      1,500      1,637,836
                                                                                                                        ------------
                                                                                                                           2,135,198
                                                                                                                        ------------
FLORIDA -- 0.7%
  Miami Beach, Pension Funding Project,
    Callable 9/1/05 @ 102 (Insured by AMBAC)..........................    Aaa/AAA        8.55       9/1/15        500        554,786
                                                                                                                        ------------
TOTAL TAXABLE MUNICIPAL BONDS (COST $2,562,164).......................                                                     2,689,984
                                                                                                                        ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 38.0%
FEDERAL HOME LOAN BANK -- 2.8%
  Federal Home Loan Bank..............................................    Aaa/AAA*       7.20      6/14/11      2,000      2,140,168
                                                                                                                        ------------

FEDERAL HOME LOAN MORTGAGE CORP. -- 16.5%
  Federal Home Loan Mortgage Corp., CMO,
    Series 1166, Class B..............................................    Aaa/AAA*       8.00     11/15/98      1,734      1,769,301
  Federal Home Loan Mortgage Corp.,
    Pool # L90152.....................................................    Aaa/AAA*       8.00       2/1/00      1,595      1,635,986
  Federal Home Loan Mortgage Corp.,
    Pool # 200032.....................................................    Aaa/AAA*       9.00       4/1/01          2          1,959
  Federal Home Loan Mortgage Corp.,
    Pool # 200040.....................................................    Aaa/AAA*       9.00       6/1/01          4          4,104
  Federal Home Loan Mortgage Corp., Gold #FGN97107, 7 Year Balloon,
    CMO...............................................................    Aaa/AAA*       6.50      10/1/03        999      1,000,518
  Federal Home Loan Mortgage Corp.,
    Pool # 380070.....................................................    Aaa/AAA*       9.00       1/1/05        136        142,397
  Federal Home Loan Mortgage Corp.....................................    Aaa/AAA*       6.64      3/13/06      2,000      1,996,196
  Federal Home Loan Mortgage Corp.....................................    Aaa/AAA*       7.58      3/27/06      2,300      2,300,000
  Federal Home Loan Mortgage Corp., CMO,
    Series 1212, Class CA.............................................    Aaa/AAA*       6.50      7/15/16        591        593,083
  Federal Home Loan Mortgage Corp., Series 25, Class F................    Aaa/AAA*       9.50     12/15/18         28         27,912
  Federal Home Loan Mortgage Corp., CMO,
    Series 1141, Class F..............................................    Aaa/AAA*       8.50     10/15/20        864        891,029
  Federal Home Loan Mortgage Corp., CMO,
    Series 1163, Class I..............................................    Aaa/AAA*       6.95     12/15/20      2,350      2,378,259
                                                                                                                        ------------
                                                                                                                          12,740,744
                                                                                                                        ------------

                                                                         MOODY'S/S&P                         PRINCIPAL
                                                                           RATINGS               MATURITY     AMOUNT       VALUE
                                                                         (UNAUDITED)     RATE      DATE       (000)       (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 12.1%
  Federal National Mortgage Association,
    Pool # 50609, 7 year Balloon Participation Certificate............    Aaa/AAA*       8.00%      6/1/99   $    259   $    265,768
  Federal National Mortgage Association, Pool
    # 304786, 7 Year Balloon Participation Certificate................    Aaa/AAA*       8.50       2/1/02        402        415,669
  Federal National Mortgage Association, CMO,
    Series G94-6, Class VB............................................    Aaa/AAA*       8.00     11/17/03      2,280      2,389,448
  Federal National Mortgage Association,
    Pool # 124975.....................................................    Aaa/AAA*       7.50       8/1/08        766        784,895
  Federal National Mortgage Association, CMO,
    Series G94-7, Class A.............................................    Aaa/AAA*       7.50     11/17/23      3,207      3,280,397
  Federal National Mortgage Association,
    Pool # 354613.....................................................    Aaa/AAA*       7.50       9/1/26        472        478,773
  Federal National Mortgage Association,
    Pool # 358033.....................................................    Aaa/AAA*       7.50       9/1/26        621        629,333
  Federal National Mortgage Association,
    Pool # 250700.....................................................    Aaa/AAA*       8.00      10/1/26      1,092      1,124,594
                                                                                                                        ------------
                                                                                                                           9,368,877
                                                                                                                        ------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 4.0%
  Government National Mortgage Association,
    Pool# 133357......................................................    Aaa/AAA*      11.00      7/15/00         16         17,188
  Government National Mortgage Association, Pool# 140135..............    Aaa/AAA*      11.00     11/15/00         37         39,819
  Government National Mortgage Association, Pool# 44586...............    Aaa/AAA*      13.00      1/15/11          4          5,055
  Government National Mortgage Association, Pool# 44783...............    Aaa/AAA*      13.00      1/15/11         40         46,414
  Government National Mortgage Association, Pool# 045097..............    Aaa/AAA*      13.00      1/15/11         26         30,581
  Government National Mortgage Association, Pool# 45753...............    Aaa/AAA*      13.00      2/15/11         25         29,346
  Government National Mortgage Association, Pool# 207980..............    Aaa/AAA*       8.00      5/15/17         15         15,380
  Government National Mortgage Association, Pool# 200919..............    Aaa/AAA*       8.00      5/15/17        378        395,495
  Government National Mortgage Association, Pool# 202853..............    Aaa/AAA*       9.00      7/15/17        263        283,236
  Government National Mortgage Association, Pool# 432701..............    Aaa/AAA*       7.50      6/15/26        468        475,576
  Government National Mortgage Association, Pool# 423836..............    Aaa/AAA*       8.00      8/15/26        469        484,072
  Government National Mortgage Association, Pool# 430065..............    Aaa/AAA*       7.50      9/15/26        609        618,515
  Government National Mortgage Association, Pool# 437545..............    Aaa/AAA*       8.00      9/15/26        609        628,695
                                                                                                                        ------------
                                                                                                                           3,069,372
                                                                                                                        ------------
TENNESSEE VALLEY AUTHORITY -- 2.6%
  Tennessee Valley Authority, Putable 4/1/98 @ 100....................    Aaa/AAA*       5.98       4/1/36      2,000      2,038,804
                                                                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $28,844,553)..................................................                                                    29,357,965
                                                                                                                        ------------

                                                                         MOODY'S/S&P                         PRINCIPAL
                                                                           RATINGS               MATURITY     AMOUNT       VALUE
                                                                         (UNAUDITED)     RATE      DATE       (000)       (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
U.S. GOVERNMENT OBLIGATIONS -- 18.0%
U.S. TREASURY BONDS/NOTES -- 13.1%
  U.S. Treasury Bonds.................................................    Aaa/AAA*       6.00%     2/15/26   $  1,500   $  1,416,564
  U.S. Treasury Notes.................................................    Aaa/AAA*       6.25     10/31/01      3,000      3,052,503
  U.S. Treasury Notes.................................................    Aaa/AAA*       7.00      7/15/06      5,300      5,649,471
                                                                                                                        ------------
                                                                                                                          10,118,538
                                                                                                                        ------------
U.S. TREASURY STRIPS -- 4.9%
  U.S. Treasury Strips................................................    Aaa/AAA*       6.81+     2/15/04      1,400        913,209
  U.S. Treasury Strips................................................    Aaa/AAA*       6.92+     5/15/09      2,500      1,143,607
  U.S. Treasury Strips................................................    Aaa/AAA*       7.73+     5/15/13      5,000      1,726,090
                                                                                                                        ------------
                                                                                                                           3,782,906
                                                                                                                        ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $13,390,910)..................                                                    13,901,444
                                                                                                                        ------------
TOTAL LONG-TERM INVESTMENTS (COST $73,949,935)........................                                                    75,762,837
                                                                                                                        ------------
                                                                                                              SHARES
                                                                                                             --------
SHORT-TERM INVESTMENTS -- 1.1%
OPEN-END INVESTMENT COMPANIES -- 1.1%
  Provident Institutional Temporary Cash Fund.........................                                        822,065        822,065
                                                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $822,065)..........................                                                       822,065
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $74,772,000) (A) -- 99.2%.....................                                                    76,584,902
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%.........................                                                       630,707
                                                                                                                        ------------
NET ASSETS -- 100.0%..................................................                                                  $ 77,215,609
                                                                                                                        ------------
                                                                                                                        ------------

---------------
Percentages indicated are based on net assets of $77,215,609.
 (a) Cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  1,989,066
Unrealized depreciation.......  $   (176,164)
                                ------------
Net unrealized appreciation...  $  1,812,902
                                ------------
                                ------------

(b) Callable 6/14/97 @ 100 at option of this issuer or interest rate will step-up to 10.00%.
 * Implied rating.
 + Effective yield at date of purchase.

AMBAC       AMBAC Indemnity Corporation.
CMO         Collateralized Mortgage Obligation.
ESOP        Employee Stock Ownership Plan.
            Municipal Bond Insurance
MBIA        Association.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $74,772,000) ............................  $  76,584,902
  Interest receivable ...............................................................      1,157,339
  Unamortized organization costs ....................................................         29,987
  Prepaid expenses and other assets .................................................          7,038
                                                                                       -------------

Total assets ........................................................................     77,779,266
                                                                                       -------------
LIABILITIES:
  Dividends payable .................................................................        384,017
  Payable for capital shares redeemed ...............................................         75,000
  Accrued expenses and other liabilities:
    Investment Advisory fees ........................................................         22,409
    Administration fees .............................................................          4,814
    Shareholder Processing fees (Retail Shares) .....................................            731
    Custodian and transfer agent fees ...............................................          8,886
    Reports to shareholders fees ....................................................         37,542
    Audit and legal fees ............................................................          7,499
    Other liabilities ...............................................................         22,759
                                                                                       -------------
Total liabilities ...................................................................        563,657
                                                                                       -------------
NET ASSETS ..........................................................................  $  77,215,609
                                                                                       -------------
                                                                                       -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Retail Shares:
    ($1,696,898/162,938 shares of beneficial interest issued and outstanding $0.001
     par value, unlimited number of shares authorized) ..............................  $       10.41
                                                                                       -------------
                                                                                       -------------
  Institutional Shares:
    ($75,518,711/7,284,823 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized) .......................  $       10.37
                                                                                       -------------
                                                                                       -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .............................................  $       7,448
  Additional paid-in capital ........................................................     74,827,118
  Accumulated net realized gains on investment transactions .........................        568,141
  Net unrealized appreciation of investments ........................................      1,812,902
                                                                                       -------------
Net Assets, November 30, 1996 .......................................................  $  77,215,609
                                                                                       -------------
                                                                                       -------------

------------
See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends...........................................................              $   82,066
  Interest............................................................               4,772,502
                                                                                    ----------
                                                                                     4,854,568
EXPENSES:
  Investment Advisory fees............................................  $ 282,877
  Administration fees.................................................     48,400
  Shareholder Processing fees (Retail Shares).........................      4,182
  Combined Distribution and Service fees (Retail Shares)..............      3,565
  Combined Distribution and Service fees (B Shares)...................      1,601
  Transfer agent fees and expenses....................................     38,070
  Custodian fees and expenses.........................................     15,650
  Legal fees..........................................................      3,812
  Audit fees..........................................................      8,011
  Reports to shareholders (Institutional Shares)......................     33,793
  Amortization of organization costs..................................     12,810
  Registration fees...................................................     28,692
  Trustees' fees......................................................      3,122
  Other expenses......................................................     10,727
                                                                        ---------
                                                                          495,312
Less: Fee waivers and expense reimbursements..........................   (102,489)     392,823
                                                                        ---------   ----------
Net Investment Income.................................................               4,461,745
                                                                                    ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on securities transactions.......................                 759,127
  Net change in unrealized appreciation of investments................                (969,641)
                                                                                    ----------
Net Realized and Unrealized Losses on Investments.....................                (210,514)
                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................              $4,251,231
                                                                                    ----------
                                                                                    ----------

------------
See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          YEARS ENDED
                                                  ----------------------------
                                                   NOVEMBER 30,   NOVEMBER 30,
                                                       1996           1995
                                                  --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income .......................... $    4,461,745 $  4,620,649
  Net realized gains on securities
    transactions .................................        759,127    1,689,008
  Net change in unrealized appreciation
    (depreciation) of investments ................       (969,641)    4,960,847
                                                  --------------  ------------
  Net increase in net assets resulting from
    operations ...................................      4,251,231   11,270,504
                                                  --------------  ------------
Dividends to shareholders from net investment
  income
  Retail Shares ..................................        (92,633)      (65,731)
  B Shares .......................................         (8,459)      (83,217)
  Institutional Shares ...........................     (4,360,653)   (4,471,701)
                                                  --------------  ------------
Total dividends to shareholders from net
  investment income ..............................     (4,461,745)   (4,620,649)
                                                  --------------  ------------
Distributions to shareholders from net realized
  gains
  Retail Shares ..................................        (13,911)      --
  B Shares .......................................         (5,665)      --
  Institutional Shares ...........................       (815,999)      --
                                                  --------------  ------------
Total distributions to shareholders from net
  realized gains .................................       (835,575)      --
                                                  --------------  ------------
Fund Share Transactions
  Net proceeds from shares subscribed ............     31,995,319   18,125,128
  Net asset value of shares issued to shareholders
    in reinvestment of dividends .................      4,243,441    4,149,790
  Cost of shares redeemed ........................    (28,374,995)  (26,178,656)
                                                  --------------  ------------
  Net increase (decrease) in net assets from Fund
    share transactions ...........................      7,863,765   (3,903,738)
                                                  --------------  ------------
Total Increase ...................................      6,817,676    2,746,117
NET ASSETS:
  Beginning of period ............................     70,397,933   67,651,816
                                                  --------------  ------------
  End of period .................................. $   77,215,609 $ 70,397,933
                                                  --------------  ------------
                                                  --------------  ------------

------------
See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                      MOODY'S/S&P                           PRINCIPAL
                                                        RATINGS                  MATURITY     AMOUNT        VALUE
                                                      (UNAUDITED)       RATE       DATE       (000)       (NOTE 2)
                                                    ----------------  ---------  ---------  ----------  -------------
LONG-TERM INVESTMENTS -- 97.6%
MUNICIPAL BONDS -- 97.6%
FLORIDA -- 86.7%
  Brevard County Health Care Facility Authority
    Revenue, Holmes Regional, Callable 10/1/06 @
    101 (Insured by MBIA) ........................        Aaa/AAA          5.63%   10/1/14  $    4,500  $   4,587,435
  Charlotte County, Utility Revenue, Callable
    10/1/06 @ 102 (Insured by FGIC) ..............        Aaa/AAA          5.63    10/1/16       5,000      5,046,950
  Collier County, Health Facilities Authority
    Revenue, Callable 12/1/04 @ 102 ..............        A-+/BBB+         6.25    12/1/07         700        739,431
  Collier County, Health Facilities Authority
    Revenue, Callable 12/1/04 @ 102 ..............        A-+/BBB+         6.38    12/1/08         700        741,398
  Collier County, Health Facilities Authority
    Revenue, Callable 12/1/04 @ 102 ..............        A-+/BBB+         7.00    12/1/19       5,175      5,527,987
  Dade County, Aviation Revenue, Callable 10/1/06
    @ 102, 10/1/08 @ 100 (Insured by MBIA)
    (AMT) ........................................        Aaa/AAA          5.75    10/1/12       5,000      5,155,600
  Dade County, Resource Recovery Facility Revenue,
    Callable 10/1/06 @ 102 (Insured by AMBAC)
    (AMT) ........................................        Aaa/AAA          5.50    10/1/13       3,750      3,729,337
  Escambia County, Pollution Control Revenue
    Refunding, Gulf Power Project, Callable 3/1/97
    @ 102 ........................................         A1/A+           6.75     3/1/22       1,250      1,278,350
  Florida Board of Education, Capital Outlay 1995
    Series, Callable 6/1/05 @ 101, 6/1/06 @
    100 ..........................................         Aa/AA           5.50     6/1/13       2,500      2,528,575
  Florida State Board of Education, Capital
    Outlay, Callable 6/1/06 @ 101 ................         Aa/AA           5.00     6/1/18       3,000      2,853,900
  Florida State Department of Environmental
    Preservation, Callable 7/1/06 @ 101 (Insured
    by MBIA) .....................................        Aaa/AAA          5.50     7/1/13       5,000      5,065,800
  Florida State Power Agency, Callable 10/1/02 @
    102 (Insured by FGIC) ........................        Aaa/AAA          5.25    10/1/21       5,000      4,854,450
  Gainesville Utility System Revenue,
    Non-callable, Series B .......................         Aa/AA           6.50    10/1/11       3,000      3,438,270
  Jacksonville Electric Authority Revenue, St
    John's River, Issue 2, Series II, Callable
    10/1/04 @ 101 ................................        Aa1/AA           5.38    10/1/15       4,900      4,888,093
  Jacksonville Port Authority, Callable 11/1/06 @
    102 (Insured by MBIA) (AMT) ..................        Aaa/AAA          5.63    11/1/18       5,000      4,981,050
  Jacksonville, Sales Tax Revenue, River City
    Project, Callable 10/1/05 @ 101 (Insured by
    FGIC) ........................................        Aaa/AAA          5.38    10/1/18       5,000      4,961,500
  Jacksonville Sales Tax Revenue, Renaissance
    Project, Callable 10/1/05 @ 101 (Insured by
    FGIC) ........................................        Aaa/AAA          5.65    10/1/14       5,000      5,105,900
  Martin County Industrial Development Authority
    Revenue, Indiantown Cogeneration PJ-A,
    Callable 12/15/04 @ 102 (AMT) ................       Baa3/BBB-         7.88%  12/15/25  $    2,500  $   2,883,950
  Martin County Industrial Development Authority
    Revenue, Indiantown Cogeneration PJ-B,
    Callable 12/15/04 @ 102 (AMT) ................       Baa3/BBB-         8.05   12/15/25       2,500      2,862,700

                                                      MOODY'S/S&P                           PRINCIPAL
                                                        RATINGS                  MATURITY     AMOUNT        VALUE
                                                      (UNAUDITED)       RATE       DATE       (000)       (NOTE 2)
                                                    ----------------  ---------  ---------  ----------  -------------
MUNICIPAL BONDS -- (CONTINUED)
  Miami Beach Water & Sewer Revenue, Callable
    9/1/05 @ 102 (Insured by FSA) ................        Aaa/AAA          5.38%    9/1/15  $    5,000  $   4,999,550
  Okaloosa County Gas Distribution Tax Revenue,
    Callable 10/1/04 @ 102,(Insured by MBIA) .....        Aaa/AAA          6.88    10/1/19       5,000      5,745,000
  Orange County Health Facility Authority Revenue,
    Orlando Regional Health, Series A,
    Non-callable (Insured by MBIA) ...............        Aaa/AAA          6.25    10/1/16       4,520      5,075,598
  Orlando Utility Commission, Water & Electric
    Revenue Refunding, Sub -- Series D, Non-
    callable .....................................         Aa/AA-          6.75    10/1/17       3,000      3,576,420
  South Broward Hospital District Revenue,
    Callable 5/1/06 @ 102 (Insured by MBIA) ......        Aaa/AAA          5.25     5/1/21       3,050      2,986,164
  South Miami Health Facilities, Callable 10/1/05
    @ 102 (Insured by MBIA) ......................        Aaa/AAA          5.38    10/1/16       5,000      4,963,450
  Sunrise Lakes, Phase 4 Recreation District
    Revenue, Unlimited General Obligation Bonds,
    Series A, Callable 8/1/05 @ 102 ..............      BBB-+/BBB-         6.75     8/1/24       2,500      2,708,500
  Tallahassee Utility Revenue Bonds, Pre-Refunded
    10/1/99 @ 102 ................................        AAA/AA-          6.90    10/1/99       2,000      2,186,120
  Tampa Sports Authority Sales Tax, Tampa Bay
    Arena, Non-callable (Insured by MBIA) ........        Aaa/AAA          5.75    10/1/15       2,500      2,665,250
                                                                                                        -------------
                                                                                                          106,136,728
                                                                                                        -------------
GUAM -- 10.0%
  Guam Airport Authority, General Revenue Bonds,
    Series B, Callable 10/1/03 @ 102 (AMT) .......         NR/BBB          6.40    10/1/05       2,435      2,542,384
  Guam Airport Authority, General Revenue Bonds,
    Series 1993 A , Callable 10/1/03 @ 102 .......         NR/BBB          6.38    10/1/10       3,820      3,941,896
  Guam Government, Series A, Callable 3/1/99 @
    100 ..........................................         NR/BBB          5.75     9/1/04       2,500      2,522,325
  Guam Power Authority, General Revenue Bonds,
    Series A, Callable 10/1/04 @ 102, 10/1/06 @
    100 ..........................................         NR/BBB          6.75    10/1/24       3,000      3,193,740
                                                                                                        -------------
                                                                                                           12,200,345
                                                                                                        -------------
PUERTO RICO -- 0.9%
  Puerto Rico Industrial Tourist EDL Medical &
    Environmental Control Facility Financing
    Authority, Hospital Revenue Bond 1995, Auxilio
    Mutuo Obligation Group, Series A, Callable
    1/1/05 @ 102 (Insured by MBIA)................        Aaa/AAA          6.25     7/1/16       1,000      1,079,530
                                                                                                        -------------

TOTAL MUNICIPAL BONDS (COST $112,299,172).........                                                        119,416,603
                                                                                                        -------------
TOTAL LONG-TERM INVESTMENTS (COST $112,299,172)...                                                        119,416,603
                                                                                                        -------------

                                                                                                            VALUE
                                                                                              SHARES      (NOTE 2)
                                                                                            ----------  -------------

SHORT-TERM INVESTMENTS -- 1.1%

OPEN-END INVESTMENT COMPANIES -- 1.1%
  Dreyfus Municipal Cash Management Plus Fund ....                                           1,275,242  $   1,275,242
  Provident Institutional Municipal Fund .........                                              24,643         24,643
                                                                                                        -------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,299,885)....                                                          1,299,885
                                                                                                        -------------

TOTAL INVESTMENTS (COST $113,599,057) (A) --
  98.7%...........................................                                                        120,716,488

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3%.....                                                          1,610,436
                                                                                                        -------------

NET ASSETS -- 100.0%..............................                                                      $ 122,326,924
                                                                                                        -------------
                                                                                                        -------------

---------------
Percentages indicated are based on net assets of $122,326,924.
 + Represents rating by Fitch Investors.
AMBAC -- AMBAC Indemnity Corporation.
AMT -- Interest on security is subject to Federal Alternative Minimum Tax. FGIC -- Financial Guaranty Insurance Corporation.
FSA -- Financial Security Assurance Holding.
MBIA -- Municipal Bond Insurance Association.
NR -- No Moody's rating available.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  7,117,431
Unrealized depreciation.......            --
                                ------------
Net unrealized appreciation...  $  7,117,431
                                ------------
                                ------------

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $113,599,057) .......  $ 120,716,488
  Interest receivable ...........................................      1,697,191
  Receivable for capital shares issued ..........................        497,198
  Prepaid expenses and other assets .............................          6,614
                                                                   -------------
Total assets ....................................................    122,917,491
                                                                   -------------
LIABILITIES:
  Dividends payable .............................................        474,016
  Payable for capital shares redeemed ...........................         26,380
  Accrued expenses and other liabilities:
    Investment Advisory fees ....................................         13,691
    Administration fees .........................................          7,595
    Shareholder Processing fees (Retail Shares) .................         17,419
    Combined Distribution and Service fees (Retail Shares) ......         17,419
    Custodian and transfer agent fees ...........................         10,647
    Audit and legal fees ........................................         13,687
    Other liabilities ...........................................          9,713
                                                                   -------------
Total liabilities ...............................................        590,567
                                                                   -------------
NET ASSETS ......................................................  $ 122,326,924
                                                                   -------------
                                                                   -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Retail Shares:
    ($87,451,778/7,909,345 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       11.06
                                                                   -------------
                                                                   -------------
  Institutional Shares:
    ($34,875,146/3,150,818 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       11.07
                                                                   -------------
                                                                   -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .........................  $      11,060
  Additional paid-in capital ....................................    119,264,497
  Distributions in excess of net investment income ..............        (57,867)
  Accumulated net realized losses on investment transactions ....     (4,008,197)
  Net unrealized appreciation of investments ....................      7,117,431
                                                                   -------------
Net Assets, November 30, 1996 ...................................  $ 122,326,924
                                                                   -------------
                                                                   -------------

------------
See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ..........................................................                $     34,718
  Interest ...........................................................                   7,262,599
                                                                                      ------------
                                                                                         7,297,317
EXPENSES:
  Investment Advisory fees ...........................................  $   500,722
  Administration fees ................................................       84,756
  Shareholder Processing fees (Retail Shares) ........................      195,393
  Combined Distribution and Service fees (Retail Shares) .............      222,038
  Combined Distribution and Service fees (B Shares) ..................       26,917
  Transfer agent fees and expenses ...................................       57,865
  Custodian fees and expenses ........................................       27,009
  Legal fees .........................................................        4,493
  Audit fees .........................................................       13,187
  Reports to shareholders (Retail Shares) ............................       35,324
  Reports to shareholders (Institutional Shares) .....................       15,497
  Amortization of organization costs .................................       10,295
  Registration fees ..................................................       31,944
  Trustees' fees .....................................................        5,551
  Insurance expense ..................................................        4,157
  Other expenses .....................................................       11,009
                                                                        -----------
                                                                          1,246,157
Less: Expense reimbursements .........................................     (139,620)
    Expenses paid by third parties ...................................       (2,707)     1,103,830
                                                                        -----------   ------------
Net Investment Income.................................................                   6,193,487
                                                                                      ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains on securities transactions ......................                     676,108
  Net change in unrealized appreciation of investments ...............                  (1,493,725)
                                                                                      ------------
  Net Realized and Unrealized Losses on Investments ..................                    (817,617)
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $  5,375,870
                                                                                      ------------
                                                                                      ------------

------------
See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         YEARS ENDED
                                                                  -------------------------
                                                                   NOVEMBER    NOVEMBER 30,
                                                                   30, 1996        1995
                                                                  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ........................................  $ 6,193,487  $  7,151,582
  Net realized gains on securities transactions ................      676,108     2,033,503
  Net change in unrealized appreciation (depreciation) of
    investments ................................................   (1,493,725)   14,521,163
                                                                  -----------  ------------
  Net increase in net assets resulting from operations .........    5,375,870    23,706,248
                                                                  -----------  ------------
Dividends to shareholders from net investment income
  Retail Shares ................................................   (4,335,296)   (5,123,622)
  B Shares .....................................................     (117,234)     (349,572)
  Institutional Shares .........................................   (1,740,957)   (1,678,388)
                                                                  -----------  ------------
Total dividends to shareholders from net investment income .....   (6,193,487)   (7,151,582)
                                                                  -----------  ------------
Fund Share Transactions
  Net proceeds from shares subscribed ..........................   29,782,670    16,413,128
  Net asset value of shares issued to shareholders in
    reinvestment of dividends ..................................    3,516,351     4,818,028
  Cost of shares redeemed ......................................  (47,849,944)  (44,445,874)
                                                                  -----------  ------------
  Net decrease in net assets from Fund share transactions ......  (14,550,923)  (23,214,718)
                                                                  -----------  ------------
Total Decrease .................................................  (15,368,540)   (6,660,052)
NET ASSETS:
  Beginning of period ..........................................  137,695,464   144,355,516
                                                                  -----------  ------------
  End of period (including (distributions in excess of net
    investment income) accumulated undistributed net investment income of ($57,867) and $269,978, respectively) ............  $122,326,924 $137,695,464
                                                                  -----------  ------------
                                                                  -----------  ------------

------------
See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                        MOODY'S/S&P                          PRINCIPAL    AMORTIZED
                                                          RATINGS                 MATURITY    AMOUNT         COST
                                                        (UNAUDITED)      RATE       DATE       (000)       (NOTE 2)
                                                      ---------------  ---------  ---------  ---------  --------------
SHORT-TERM INVESTMENTS -- 99.9%
BANK NOTES -- 9.4%
DOMESTIC -- 8.1%
  Boatmen's Credit Card Bank-Variable Rate Bank
    Note* ..........................................        P-1/A-1         5.61%   12/3/96  $  25,000  $   25,000,000
  Boatmen's First National Bank of Kansas City-
    Variable Rate Bank Note* .......................        P-1/A-1         5.58    12/2/96     38,000      38,000,000
  Key Bank New York-Floating Rate Bank Note* .......        P-1/A-1         5.26    12/2/96     75,000      74,985,118
  MBNA America Bank-Variable Rate Bank Note* .......        P-1/F-1+***      5.38  12/16/96     35,000      35,000,000
                                                                                                        --------------
                                                                                                           172,985,118
                                                                                                        --------------
FOREIGN -- 1.3%
  Abbey National Treasury Bank Note ................        P-1/A-1+        5.05     3/3/97     28,000      27,982,662
                                                                                                        --------------
TOTAL BANK NOTES (AMORTIZED COST $200,967,780)......                                                       200,967,780
                                                                                                        --------------
BANKERS ACCEPTANCE -- 1.4%
  Dai-Ichi Kangyo Bank Ltd., Los Angeles Branch ....        P-1/A-1         5.30   12/20/96     30,000      29,916,083
                                                                                                        --------------
TOTAL BANKERS ACCEPTANCE (AMORTIZED COST
  $29,916,083)......................................                                                        29,916,083
                                                                                                        --------------
DOMESTIC CERTIFICATE OF DEPOSIT -- 1.9%
  Bankers Trust Variable Rate Medium Term Note* ....        P-1/A-1+        5.43    12/3/96     40,000      39,971,859
                                                                                                        --------------
TOTAL DOMESTIC CERTIFICATES OF DEPOSIT (AMORTIZED
  COST $39,971,859).................................                                                        39,971,859
                                                                                                        --------------
EURO CERTIFICATES OF DEPOSIT -- 1.6%
  Sanwa Bank, Ltd., London Branch ..................        P-1/A-1         5.47    12/2/96     35,000      35,000,010
                                                                                                        --------------
TOTAL EURO CERTIFICATES OF DEPOSIT (AMORTIZED COST
  $35,000,010)......................................                                                        35,000,010
                                                                                                        --------------
YANKEE CERTIFICATES OF DEPOSIT -- 14.6%
  Bank of Tokyo Mitsubishi Bank, Ltd., New York
    Branch .........................................        P-1/A-1         5.54   12/27/96     25,000      25,003,007
  Dai-Ichi Kangyo Bank, Ltd., New York Branch ......        P-1/A-1         5.55    12/3/96     26,000      26,000,244
  Fuji Bank, Ltd., New York Branch .................        P-1/A-1         5.36    12/2/96     35,000      35,000,010
  Fuji Bank, Ltd., New York Branch .................        P-1/A-1         5.36   12/18/96     35,000      35,000,165
  Hong Kong Shanghai Bank, New York Branch .........        P-1/A-1         5.24     3/3/97     38,000      38,000,000
  Sanwa Bank, Ltd., New York Branch ................        P-1/A-1         5.38    12/9/96     25,000      25,000,055
  Sanwa Bank, Ltd., New York Branch ................        P-1/A-1         5.49    1/21/97     35,000      35,000,982
  Sumitomo Bank, Ltd., New York Branch .............        P-1/A-1         5.37   12/27/96     35,000      35,000,000
  Sumitomo Bank, Ltd., New York Branch .............        P-1/A-1         5.37   12/30/96     30,000      30,000,000
  Sumitomo Bank, Ltd., New York Branch .............        P-1/A-1         5.37   12/31/96     30,000      30,000,000
                                                                                                        --------------
TOTAL YANKEE CERTIFICATES OF DEPOSIT (AMORTIZED COST
  $314,004,463).....................................                                                       314,004,463
                                                                                                        --------------
COMMERCIAL PAPER -- 26.2%
DOMESTIC -- 21.3%
  ABN AMRO North America Finance ...................        P-1/A-1+        5.22    12/4/96     35,000      34,984,775
  Atlantic Asset Securitization Corp. (b) ..........        P-1/A-1         5.33   12/17/96     50,000      49,881,556
  Bankers Trust Company ............................        P-1/A-1+        5.28   12/30/96     40,000      39,829,867
  Bankers Trust Company ............................        P-1/A-1+        5.47   12/31/96     20,000      19,908,833
  Countrywide Funding Corp. ........................        F-1/A-1         5.28   12/11/96     25,000      24,963,333

                                                        MOODY'S/S&P                          PRINCIPAL    AMORTIZED
                                                          RATINGS                 MATURITY    AMOUNT         COST
                                                        (UNAUDITED)      RATE       DATE       (000)       (NOTE 2)
                                                      ---------------  ---------  ---------  ---------  --------------
COMMERCIAL PAPER -- (CONTINUED)
Domestic -- (continued)
  Dakota Finance Corp. (c) .........................        P-1/A-1+        5.28%  12/16/96  $  40,000  $   39,912,000
  Dynamic Funding Corp. ............................        P-1/D-1***      5.33    12/3/96     20,000      19,994,078
  Dynamic Funding Corp. ............................        P-1/D-1***      5.37    12/4/96     30,000      29,986,575
  Dynamic Funding Corp. ............................        P-1/D-1***      5.35   12/12/96     41,163      41,095,710
  Mitsubishi Motors Credit of America, Inc. (LC Bank
    of Tokyo Mitsubishi Bank Ltd.) .................        P-1/A-1         5.41    1/14/97     16,000      15,894,204
  Sanwa Business Credit, Inc. ......................        P-1/D-1***      5.32   12/17/96     35,000      34,917,244
  Sanwa Business Credit, Inc. ......................        P-1/D-1***      5.32   12/23/96     25,000      24,918,722
  Shimizu International Finance USA (b) ............        P-1/A-1         5.33   12/12/96     31,000      30,949,513
  Sigma Finance, Inc. (c) ..........................        P-1/A-1+        5.47    12/5/96     50,000      49,969,611
                                                                                                        --------------
                                                                                                           457,206,021
                                                                                                        --------------
FOREIGN -- 4.9%
  Bradford & Bingley Building Society ..............        P-1/A-1         5.51    12/3/96     20,000      19,993,878
  National Bank of Canada ..........................        P-1/A-1         5.46   12/27/96     51,400      51,197,313
  Yorkshire Building Society .......................        P-1/A-1         5.32   12/31/96     33,000      32,853,700
                                                                                                        --------------
                                                                                                           104,044,891
                                                                                                        --------------
TOTAL COMMERCIAL PAPER (AMORTIZED COST
  $561,250,912).....................................                                                       561,250,912
                                                                                                        --------------

CORPORATE OBLIGATIONS -- 26.6%
  ABT 1996-A/Household Credit Card Master Trust -
    Variable Rate Medium Term Note* (c) ............        P-1/A-1+        5.53   12/16/96     35,000      35,000,000
  Beta Finance, Inc. - Convertible Variable Rate
    Medium Term Note* (c) ..........................        P-1/A-1+        5.66    12/2/96     25,000      25,000,000
  C.S. First Boston Corp., - Extendible Variable
    Rate Medium Term Note* (b) .....................        P-1/A-1         5.72    1/16/97     35,000      35,000,000
  C.S. First Boston Corp., - Extendible Variable
    Rate Medium Term Note* (b) .....................        P-1/A-1         5.72    1/16/97     15,000      15,000,000
  Credit Suisse Financial Products/SPARCs 1996 -
    Variable Rate Medium Term Note* (c) ............        P-1/F-1+***      5.54   12/3/96     35,000      35,000,000
  General Motors Acceptance Corp. Note .............        P-1/D-1***      5.25    12/6/96     13,000      12,999,756
  Goldman Sachs & Co. Variable Rate Promissory Note*
    (b) ............................................        P-1/A-1+        5.38   12/26/96     25,000      25,000,000
  MBNA/ABSIT Series 1996 - Variable Rate Medium Term
    Note* (c) ......................................        P-1/A-1+        5.38   12/16/96     40,000      40,000,000
  Merrill Lynch & Co., Series B, Convertible Medium
    Term Note ......................................        P-1/A-1+        6.00    5/12/97     31,000      31,000,000
  Morgan Stanley, Variable Rate Medium Term
    Note* ..........................................        P-1/A-1+        5.71   12/15/96     50,000      50,000,000
  Natwest Financial/NATs Series R-13A2 - Variable
    Rate Medium Term Note* .........................        P-1/A-1+        5.57   12/16/96     35,000      35,000,000
  SMM Trust 1996 B - Variable Rate Medium Term Note*
    (c) ............................................        P-1/A-1+        5.48    12/4/96     30,000      30,000,000
  Steers 1995-1st USA Bank - Variable Rate Medium
    Term Note* (c) .................................        P-1/A-1+        5.39   12/10/96     30,000      30,000,000
  Steers/1st USA Bank - Variable Rate Medium Term
    Note* (c) ......................................        P-1/A-1+        5.38   12/16/96     50,000      50,000,000
  Steers/Merrill Lynch - Variable Rate Medium Term
    Note* (c) ......................................        P-1/F-1+        5.42   12/18/96     65,000      65,000,000

                                                        MOODY'S/S&P                          PRINCIPAL    AMORTIZED
                                                          RATINGS                 MATURITY    AMOUNT         COST
                                                        (UNAUDITED)      RATE       DATE       (000)       (NOTE 2)
                                                      ---------------  ---------  ---------  ---------  --------------
CORPORATE OBLIGATIONS -- (CONTINUED)
  TMG Financial/TIERs Series 1996A - Extendible
    Variable Rate Medium Term Note* (c) ............        P-1/A-1+        5.41%  12/16/96  $  57,000  $   57,000,000
                                                                                                        --------------
TOTAL CORPORATE OBLIGATIONS (AMORTIZED COST
  $570,999,756).....................................                                                       570,999,756
                                                                                                        --------------
MASTER NOTE -- 2.3%
  Lehman Brothers plc, Foreign Master Note (b) .....     D-1***/A-1         5.48%   12/4/96  $  50,000  $   50,000,000
                                                                                                        --------------
TOTAL MASTER NOTE (AMORTIZED COST $50,000,000)......                                                        50,000,000
                                                                                                        --------------
TIME DEPOSITS -- 4.3%
  Bank of Tokyo Mitsubishi Bank Ltd. - London
    Branch .........................................        P-1/A-1         5.44    1/31/97     25,000      25,000,000
  Bank of Tokyo Mitsubishi Bank Ltd. - Grand Cayman
    Branch .........................................        P-1/A-1         5.38    12/9/96     25,000      25,000,000
  South Trust Bank - Grand Cayman Branch, Variable
    Rate Time Deposit* .............................        P-1/A-1         5.56   12/30/96     42,000      42,000,000
                                                                                                        --------------
TOTAL TIME DEPOSITS (AMORTIZED COST $92,000,000)....                                                        92,000,000
                                                                                                        --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.1%
  Federal Home Loan Bank, Medium Term Note .........        Aaa/AAA**       5.31    3/14/97     35,000      35,000,000
  Federal National Mortgage Assoc., Variable Rate
    Medium Term Note* ..............................        Aaa/AAA**       7.21    2/12/97     10,000      10,030,864
                                                                                                        --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (AMORTIZED
  COST $45,030,864).................................                                                        45,030,864
                                                                                                        --------------
TOTAL INVESTMENTS IN SECURITIES (AMORTIZED COST
  $1,939,141,727)...................................                                                     1,939,141,727
                                                                                                        --------------
REPURCHASE AGREEMENTS -- 9.5%
  C.S. First Boston Corp., dated 11/29/96 with a
    maturity value of $102,080,841 (Collateralized
    by $175,770,517 Federal National Mortgage
     Assoc., 7.00% - 8.50%, 8/1/21 - 11/1/26, market
    value - $105,441,538) ..........................                        5.79    12/2/96    102,032     102,031,611
  Fuji Securities, Inc., dated 11/29/96, with a
    maturity value of $102,080,671 (Collateralized
    by $160,650,000 various U.S. Government Agency
    securities, 0.00% - 10.63%, 7/15/97 - 1/15/30,
    market value - $104,073,210) ...................                        5.77    12/2/96    102,032     102,031,611
                                                                                                        --------------
TOTAL REPURCHASE AGREEMENTS (AMORTIZED COST
  $204,063,222).....................................                                                       204,063,222
                                                                                                        --------------
TOTAL INVESTMENTS (AMORTIZED COST $2,143,204,949)
  (A) -- 99.9%......................................                                                     2,143,204,949
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.......                                                         1,123,660
                                                                                                        --------------
NET ASSETS -- 100.0%................................                                                    $2,144,328,609
                                                                                                        --------------
                                                                                                        --------------

---------------
Percentages indicated are based on net assets of $2,144,328,609.
 (a) Cost for federal income tax and financial reporting purposes are the same.
 (b) Represents a restricted security.
 (c) 144a security which is restricted as to resale to institutional investors.
  * Variable rate security. Rate represents rate in effect at November 30, 1996. Maturity date reflects the next rate change date.
 ** Implied rating.
*** Duff Phelps or Fitch Investors ratings.
LC -- Letter of Credit.
NR -- No rating available.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities (amortized cost $1,939,141,727) .....  $ 1,939,141,727
  Repurchase agreements (amortized cost $204,063,222) ...........      204,063,222
  Interest receivable ...........................................       10,927,428
  Prepaid expenses and other assets .............................           66,312
                                                                   ---------------
Total assets ....................................................    2,154,198,689
                                                                   ---------------
LIABILITIES:
  Dividends payable .............................................        8,422,656
  Accrued Expenses and other liabilities:
    Investment Advisory fees ....................................          374,847
    Administration fees .........................................          135,390
    Shareholder Processing and Services fees (Service Shares) ...          114,074
    Shareholder Processing fees (Retail Shares) .................          281,207
    Combined Distribution and Service fees (Retail Shares) ......          114,073
    Custodian and transfer agent fees ...........................          262,567
    Audit fees ..................................................          114,202
    Other liabilities ...........................................           51,064
                                                                   ---------------
Total liabilities ...............................................        9,870,080
                                                                   ---------------
NET ASSETS ......................................................  $ 2,144,328,609
                                                                   ---------------
                                                                   ---------------
Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
  Institutional Shares ..........................................      598,009,591
  Service Shares ................................................      989,228,491
  Retail Shares .................................................      557,094,468
                                                                   ---------------
Total Shares Outstanding ........................................    2,144,332,550
                                                                   ---------------
                                                                   ---------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares ..........................................  $          1.00
  Service Shares ................................................             1.00
  Retail Shares .................................................             1.00
                                                                   ---------------
                                                                   ---------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .........................  $     2,144,333
  Additional paid-in capital ....................................    2,142,188,217
  Accumulated net realized losses on investment transactions ....           (3,941)
                                                                   ---------------
Net Assets, November 30, 1996 ...................................  $ 2,144,328,609
                                                                   ---------------
                                                                   ---------------

------------
See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest .............................................................                $113,756,349

EXPENSES:
  Investment Advisory fees ...........................................  $ 5,099,884
  Administration fees ................................................    2,071,918
  Shareholder Processing and Services fees (Service Shares) ..........    3,099,982
  Shareholder Processing fees (Retail Shares) ........................      906,317
  Combined Distribution and Service fees (Retail Shares) .............    1,724,906
  Transfer agent fees and expenses ...................................      310,561
  Custodian fees and expenses ........................................      263,177
  Legal fees .........................................................      142,815
  Audit fees .........................................................      220,480
  Reports to shareholders (Institutional Shares) .....................       49,821
  Reports to shareholders (Service Shares) ...........................       36,081
  Reports to shareholders (Retail Shares) ............................      328,502
  Registration fees ..................................................      102,094
  Trustees' fees .....................................................       78,498
  Insurance expense ..................................................       55,235
  Other expenses .....................................................      108,715
                                                                        -----------
                                                                         14,598,986
Less: Waivers and expense reimbursements..............................   (1,053,584)
    Expenses paid by third parties....................................       (4,296)    13,541,106
                                                                        -----------   ------------
Net Investment Income ................................................                 100,215,243
REALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions ......................                       4,995
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $100,220,238
                                                                                      ------------
                                                                                      ------------

------------
See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          YEARS ENDED
                                                                              ------------------------------------
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1996               1995
                                                                              -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ....................................................  $     100,215,243  $      86,983,774
  Net realized gains on securities transactions ............................              4,995            410,900
                                                                              -----------------  -----------------
  Net increase in net assets resulting from operations .....................        100,220,238         87,394,674
                                                                              -----------------  -----------------
Dividends to shareholders from net investment income
  Institutional Shares .....................................................        (32,620,075)       (28,634,317)
  Service Shares ...........................................................        (43,011,011)       (42,688,668)
  Retail Shares ............................................................        (24,584,157)       (15,660,789)
                                                                              -----------------  -----------------
Total dividends to shareholders from net investment income .................       (100,215,243)       (86,983,774)
                                                                              -----------------  -----------------
Distributions to shareholders from net realized gains
  Institutional Shares .....................................................            (94,766)        --
  Service Shares ...........................................................           (175,645)        --
  Retail Shares ............................................................            (88,464)        --
                                                                              -----------------  -----------------
Total distributions to shareholders from net realized gains ................           (358,875)        --
                                                                              -----------------  -----------------
Fund Share Transactions (at $1.00 per share)
  Net proceeds from shares subscribed ......................................      4,863,805,197      5,168,375,553
  Net asset value of shares issued to shareholders in reinvestment of
    dividends and distributions ............................................         25,859,087         21,301,269
  Cost of shares redeemed ..................................................     (4,554,641,484)    (4,836,350,261)
                                                                              -----------------  -----------------
  Net increase in net assets from Fund share transactions ..................        335,022,800        353,326,561
                                                                              -----------------  -----------------
Total Increase .............................................................        334,668,920        353,737,461
NET ASSETS:
  Beginning of period ......................................................      1,809,659,689      1,455,922,228
                                                                              -----------------  -----------------
  End of period ............................................................  $   2,144,328,609  $   1,809,659,689
                                                                              -----------------  -----------------
                                                                              -----------------  -----------------

------------
See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                                                            PRINCIPAL    AMORTIZED
                                                                                 MATURITY    AMOUNT        COST
                                                                        RATE       DATE       (000)      (NOTE 2)
                                                                      ---------  ---------  ---------  -------------
SHORT-TERM INVESTMENTS -- 104.8%
U.S. GOVERNMENT OBLIGATIONS -- 44.1%
U.S. TREASURY NOTES -- 44.1%
  U.S. Treasury Note* ..............................................       7.25%  11/30/96** $  75,000 $  75,003,689
  U.S. Treasury Note ...............................................       7.50    1/31/97    125,000    125,392,128
  U.S. Treasury Note ...............................................       4.75    2/15/97    100,000     99,842,943
  U.S. Treasury Note ...............................................       6.75    2/27/97     15,000     15,040,492
  U.S. Treasury Note ...............................................       6.50    4/30/97     50,000     50,164,412
  U.S. Treasury Note ...............................................       6.13    5/31/97     50,000     50,168,095
                                                                                                       -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (AMORTIZED COST $415,611,759).....................................                                     415,611,759
                                                                                                       -------------
REPURCHASE AGREEMENTS -- 60.7%
  C.S. First Boston Corp., dated 10/3/96 with a maturity value of
     $50,815,781 (Collateralized by $49,860,000 U.S. Treasury Notes,
    6.25%, 6/30/98, market value - $51,621,823)*** .................       5.25    12/2/96     50,375     50,375,000
  C.S. First Boston Corp., dated 11/29/96 with a maturity value of
     $67,856,256 (Collateralized by $68,325,000 U.S. Treasury Notes,
    5.63% - 6.88%, 2/28/97 - 10/31/97, market value -
    $69,517,668) ...................................................       5.68    12/2/96     67,824     67,824,153
  Goldman Sachs, dated 11/29/96 with a maturity value of $35,016,187
     (Collateralized by $33,017,000 U.S. Treasury Notes, 7.75%,
    1/31/00, market value $35,700,039) .............................       5.55    12/2/96     35,000     35,000,000
  J.P. Morgan Securities, dated 11/27/96 with a maturity value of
     $150,111,979 (Collateralized by $152,235,350 Government
    National Mortgage Assoc., 6.00% - 10.50%, 12/15/20 - 11/15/26,
    market value $153,008,934) .....................................       5.38    12/2/96    150,000    150,000,000
  Merrill Lynch Securities, Inc., dated 11/29/96 with a maturity value of $33,840,007 (Collateralized by $118,077,000 U.S.
    Treasury Strips, 2/15/15 - 8/15/15, market value
    $34,501,322) ...................................................       5.63    12/2/96     33,824     33,824,152
  Morgan Stanley & Co., dated 11/29/96 with a maturity value of
     $150,071,250 (Collateralized by $185,038,089 Government
    National Mortgage Assoc., 6.00% - 8.50%, 1/1/00 - 7/20/26,
    market value - $154,524,505) ...................................       5.70    12/2/96    150,000    150,000,000
  Sanwa BGK Securities, dated 11/27/96 with a maturity value of
     $43,032,250 (Collateralized by $43,350,000 U.S. Treasury Notes,
    4.75%, 2/15/97, market value - $43,860,833) ....................       5.40    12/2/96     43,000     43,000,000
  Smith Barney, dated 11/27/96 with a maturity value of $43,032,190
    (Collateralized by $43,361,000 U.S. Treasury Bonds, 6.50%,
    11/15/26, market value - $43,860,029) ..........................       5.39    12/2/96     43,000     43,000,000
                                                                                                       -------------
TOTAL REPURCHASE AGREEMENTS (AMORTIZED COST $573,023,305)...........                                     573,023,305
                                                                                                       -------------
TOTAL INVESTMENTS (AMORTIZED COST $988,635,064) (A) -- 104.8%.......                                     988,635,064
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.8%).....................                                     (45,047,146)
                                                                                                       -------------
NET ASSETS -- 100.0%................................................                                   $ 943,587,918
                                                                                                       -------------
                                                                                                       -------------

---------------
Percentages indicated are based on net assets of $943,587,918.
 (a) Cost for federal income tax and financial reporting purposes are the same.
  * A portion of this security served as collateral to a reverse repurchase agreement at November 30, 1996.
 ** Security matured on a weekend. Actual cash settlement date was 12/2/96.
*** Represents investment of cash collateral received from reverse repurchase agreement.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities (amortized cost $415,611,759) ..............................  $415,611,759
  Repurchase agreements (amortized cost $573,023,305) ..................................  573,023,305
  Interest receivable ..................................................................   10,001,335
  Prepaid expenses and other assets ....................................................       34,563
                                                                                          -----------
Total assets ...........................................................................  998,670,962
                                                                                          -----------
LIABILITIES:
  Dividends payable ....................................................................    3,605,872
  Interest payable .....................................................................      421,051
  Payable for reverse repurchase agreement .............................................   50,375,000
  Accrued expenses and other liabilities:
    Investment Advisory fees ...........................................................      181,289
    Administration fees ................................................................       58,313
    Shareholder Processing and Services fees (Service Shares) ..........................      187,212
    Shareholder Processing fees (Retail Shares) ........................................        8,626
    Combined Distribution and Service fees (Retail Shares) .............................        8,626
    Custodian and transfer agent fees ..................................................      115,075
    Audit and legal fees ...............................................................       90,663
    Other liabilities ..................................................................       31,317
                                                                                          -----------
Total liabilities ......................................................................   55,083,044
                                                                                          -----------
NET ASSETS .............................................................................  $943,587,918
                                                                                          -----------
                                                                                          -----------
Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
  Institutional Shares .................................................................  218,164,830
  Service Shares .......................................................................  682,983,738
  Retail Shares ........................................................................   42,967,451
                                                                                          -----------
    Total Shares Outstanding ...........................................................  944,116,019
                                                                                          -----------
                                                                                          -----------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares .................................................................  $      1.00
  Service Shares .......................................................................         1.00
  Retail Shares ........................................................................         1.00
                                                                                          -----------
                                                                                          -----------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par ................................................  $   944,116
  Additional paid-in capital ...........................................................  943,171,903
  Accumulated net realized losses on investment transactions ...........................     (528,101)
                                                                                          -----------
Net Assets, November 30, 1996 ..........................................................  $943,587,918
                                                                                          -----------
                                                                                          -----------

-------------
See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest ...........................................................                $ 48,405,154

EXPENSES:
  Investment Advisory fees ...........................................  $ 2,219,730
  Administration fees ................................................      772,967
  Shareholder Processing and Services fees (Service Shares) ..........    2,071,921
  Shareholder Processing fees (Retail Shares) ........................       71,235
  Combined Distribution and Service fees (Retail Shares) .............      173,529
  Transfer agent fees and expenses ...................................      146,304
  Custodian fees and expenses ........................................      124,276
  Legal fees .........................................................       61,867
  Audit fees .........................................................       97,211
  Reports to shareholders (Institutional Shares) .....................       21,507
  Reports to shareholders (Service Shares) ...........................       26,441
  Reports to shareholders (Retail Shares) ............................       16,762
  Trustees' fees .....................................................       35,131
  Registration fees ..................................................       26,793
  Insurance expense ..................................................       26,843
  Interest expense ...................................................      725,664
  Other expenses .....................................................       90,300
                                                                        -----------
                                                                          6,708,481
Less: Waivers and expense reimbursements .............................     (140,338)     6,568,143
                                                                        -----------   ------------
Net Investment Income ................................................                  41,837,011

REALIZED LOSSES ON INVESTMENTS:
  Net realized losses on securities transactions .....................                    (220,299)
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $ 41,616,712
                                                                                      ------------
                                                                                      ------------

------------
See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              YEARS ENDED
                                                    --------------------------------
                                                     NOVEMBER 30,      NOVEMBER 30,
                                                         1996              1995
                                                    ---------------   --------------
  INCREASE (DECREASE) IN NET ASSETS:
  Operations
    Net investment income.........................  $    41,837,011   $   42,840,635
    Net realized losses on securities
      transactions................................         (220,299)        (195,517)
                                                    ---------------   --------------
    Net increase in net assets resulting from
      operations..................................       41,616,712       42,645,118
                                                    ---------------   --------------
  Dividends to shareholders from net investment
  income
    Institutional Shares..........................      (12,557,469)     (13,077,345)
    Service Shares................................      (27,088,342)     (27,761,370)
    Retail Shares.................................       (2,191,200)      (2,001,920)
                                                    ---------------   --------------
  Total dividends to shareholders from net
  investment income...............................      (41,837,011)     (42,840,635)
                                                    ---------------   --------------
  Fund Share Transactions (at $1.00 per Share)
    Net proceeds from shares subscribed...........    2,552,820,891    2,613,725,098
    Net asset value of shares issued to
      shareholders in reinvestment of dividends...        3,479,765        3,365,762
    Cost of shares redeemed.......................   (2,423,540,264)  (2,714,202,606)
                                                    ---------------   --------------
    Net increase (decrease) in net assets from
      Fund share transactions.....................      132,760,392      (97,111,746)
                                                    ---------------   --------------
  Total Increase (Decrease).......................      132,540,093      (97,307,263)
  NET ASSETS:
    Beginning of period...........................      811,047,825      908,355,088
                                                    ---------------   --------------
    End of period.................................  $   943,587,918   $  811,047,825
                                                    ---------------   --------------
                                                    ---------------   --------------

------------
See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
MUNICIPAL SECURITIES -- 99.8%
ALABAMA -- 0.3%
  Homewood Industrial Development Board, Revenue Bonds,
    Keebler Co. Project (LC Bank of Nova Scotia)* .....         NR/NR          3.60%   12/9/96   $     560   $     560,000
                                                                                                             -------------
                                                                NR/NR

CALIFORNIA -- 1.9%
  California State, Revenue Anticipation Note .........       MIG1/NR          4.50    6/30/97       3,700       3,710,901
                                                                                                             -------------
                                                             SP-1+/NR

COLORADO -- 1.0%
  Pitkin County Industrial Development Revenue, Aspen
    Skiing Co. Project, Series B (AMT) (LC First
    National Bank Of Chicago)* ........................         NR/NR          4.15    12/2/96       1,900       1,900,000
                                                                                                             -------------
                                                              A-1+/AA-

DISTRICT OF COLUMBIA -- 3.0%
  Washington D.C. General Obligations, General Fund
    Recovery, Series B-2 (LC Westdeutsche
    Landesbank)* ......................................      VMIG1/Aa1         4.10    12/2/96       4,700       4,700,000
                                                              A-1+/AA+
  Washington D.C. General Obligations, General Fund
    Recovery, Series B-3 (LC Landesbank Hessen-
    Thuringen)* .......................................      VMIG1/Aaa         4.10    12/2/96       1,100       1,100,000
                                                                                                             -------------
                                                              A-1+/AAA
                                                                                                                 5,800,000
                                                                                                             -------------

FLORIDA -- 4.5%
  City of Jacksonville Pollution Control Revenue
    Refunding Bonds,
    Florida Power & Light Co. Project .................      VMIG1/Aa3         3.55    2/21/97       4,000       4,000,000
                                                              A-1+/AA-
  St. Lucie Pollution Control Revenue Refunding Bonds,
    Florida Power & Light Co. Project * ...............      VMIG1/Aa3         4.10    12/2/96       4,800       4,800,000
                                                                                                             -------------
                                                              A-1+/AA-
                                                                                                                 8,800,000
                                                                                                             -------------

GEORGIA -- 3.3%
  Burke County, Georgia Development Authority,
    Pollution Control Revenue Bonds, Georgia Power Co.,
    2nd Series* .......................................      VMIG1/A1          4.10    12/2/96       3,400       3,400,000
                                                               A-1/A+
  Rockdale County Hospital Authority Revenue
    Anticipation Certificates (LC Trust County Bank,
    Atlanta) ..........................................      VMIG1/Aa3         3.55    12/9/96       3,125       3,125,000
                                                                                                             -------------
                                                                NR/NR
                                                                                                                 6,525,000
                                                                                                             -------------

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
ILLINOIS -- 14.8%
  Chicago O'Hare International Airport Revenue Bonds,
    (American Airlines), Series B (LC Westdeutsche
    Landesbank)* ......................................        P-1/Aa2         4.10%   12/2/96   $   3,400   $   3,400,000
                                                                NR/NR
  Illinois Development Financing Authority Revenue
    Bonds, Chicago Symphony Orchestra Program (LC Bank
    of America, Illinois)* ............................      VMIG1/Aa3         3.55    12/9/96       7,400       7,400,000
                                                              A-1+/AA-
  Illinois Development Financing Authority, Economic
    Development Revenue Bonds, Addison 450 LP Project
    (AMT) (LC American National Bank & Trust,
    Chicago)* .........................................         NR/Aa3         3.70    12/9/96       1,500       1,500,000
                                                                NR/NR
  Illinois Education Facilities Authority Revenue
    Bonds, Field Museum National History (LC Northern
    Trust)* ...........................................      VMIG1/Aa3         3.55    12/9/96       2,300       2,300,000
                                                                NR/NR
  Illinois Educational Facilities Authority Revenue
    Bonds, Cultural Pooled Financing Program* .........      VMIG1/Aa3         3.60    12/4/96       2,800       2,800,000
                                                                NR/NR
  Illinois Health Facility Authority Revenue Bonds,
    Healthcorp Affiliates Central ......DuPage Hospital
    Association (LC Rabobank Nederland)*                     VMIG1/Aaa         4.10    12/2/96       3,000       3,000,000
                                                                NR/NR
  Illinois Health Facility Authority Revenue Bonds,
    University of Chicago Project,
    Mandatory Put 1/30/97* ............................      VMIG1/Aaa         3.75    1/30/97       8,500       8,500,000
                                                                                                             -------------
                                                              A-1+/AA
                                                                                                                28,900,000
                                                                                                             -------------

INDIANA -- 3.8%
  Evansville Industrial Development Revenue Bonds,
    Keebler Co. Project (LC Bank of Nova Scotia)* .....         NR/NR          3.60    12/9/96         505         505,000
                                                                NR/NR
  Gary Environmental Improvement Revenue Bonds, U.S.
    Steel Corp. Project (LC Bank of Nova Scotia)* .....        P-1/Aa3         3.60   12/16/96       1,000       1,000,000
                                                              A-1+/AA-
  Indiana Hospital Equipment Financing Authority
    Revenue Bonds* ....................................      VMIG1/Aaa         3.65    12/9/96       2,200       2,200,000
                                                               A-1/AAA
  Indiana State Development Finance, Mid America
    Project (AMT) (LC Union Bank of Switzerland)* .....         NR/NR          3.80    12/4/96       3,800       3,800,000
                                                                                                             -------------
                                                              A-1+/AAA
                                                                                                                 7,505,000
                                                                                                             -------------

KANSAS -- 1.5%
  City of Burlington, Pollution Control Revenue,
    Revenue Bonds, Kansas City Power and Light (LC
    Societe Generale, Illinois) .......................        P-1/Aa2         3.65   12/11/96       3,000       3,000,000
                                                                                                             -------------
                                                                NR/NR

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
LOUISIANA -- 7.0%
  Louisiana Public Facilities Authority Hospital
    Revenue Bonds, Willis-Knighton Medical Center
    Project (AMBAC Insured) SBPA -- Mellon Bank* ......      VMIG1/Aaa         3.50%   12/2/96   $   8,500   $   8,500,000
                                                               A-1/AAA
  Plaquemines Port Harbor & Terminal Dist. Marine
    Terminal Facilities Rev. Ref. Electric Coal
    Transfer Corp., Commercial Paper ..................        P-1/A1          3.70    12/5/96       5,275       5,275,000
                                                                                                             -------------
                                                              A-1+/AA-
                                                                                                                13,775,000
                                                                                                             -------------

MICHIGAN -- 4.6%
  Michigan State Hospital Financing Authority Revenue
    Bonds, Mount Clemens Hospital (LC Comerica
    Bank)* ............................................      VMIG1/A1          3.65    12/9/96       6,900       6,900,000
                                                                NR/NR
  Michigan State Housing Development Authority Revenue
    Bonds, Rental Housing, Series C Revenue (LC Credit
    Suisse, N.Y.)* ....................................         NR/NR          3.65    12/9/96       2,050       2,050,000
                                                                                                             -------------
                                                              A-1+/AA+
                                                                                                                 8,950,000
                                                                                                             -------------

MINNESOTA -- 1.6%
  Becker Pollution Control Revenue Bonds, Northern
    States Power Co., Series 1993A ....................        P-1/A2          3.60    3/12/97       3,200       3,200,000
                                                                                                             -------------
                                                              A-1+/A+

MISSISSIPPI -- 3.8%
  Clairborne PRC, Southern Miss. Electric Power,
    Guaranteed by National Rural Utilities CFC ........      VMIG1/Aa3         3.60    3/10/97       4,400       4,400,000
                                                              A-1+/AA-
  Mississippi Business Finance Corp., Series 1996,
    Mississippi College Project,
    (LC NationsBank)* .................................         NR/NR          3.55    12/9/96       3,000       3,000,000
                                                                                                             -------------
                                                               A-1/A+
                                                                                                                 7,400,000
                                                                                                             -------------

MONTANA -- 2.8%
  Forsythe Pollution Control Revenue Bonds, Portland
    General Electric Co. (AMT) (LC Banque National de
    Paris) * ..........................................      VMIG1/Aa3         4.10    12/2/96       2,100       2,100,000
                                                                NR/NR
  Forsythe Pollution Control Revenue Bonds, Pacificorp
    Project (LC Industrial Bank Japan Ltd.)* ..........        P-1/A1          4.40    12/2/96       3,400       3,400,000
                                                                                                             -------------
                                                               A-1/A
                                                                                                                 5,500,000
                                                                                                             -------------

NEVADA -- 7.2%
  Clark County Pollution Control Revenue Bonds, Nevada
    Power Co. Project, Series D (LC Societe
    Generale)* ........................................         NR/NR          3.65    12/9/96      10,400      10,400,000
                                                              A-1+/AA-

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
NEVADA -- (CONTINUED)
  Washoe Water Facility Revenue Bonds, Sierra Pacific
    Power Co. Project (AMT) (LC Union Bank of
    Switzerland)* .....................................        P-1/Aaa         4.25%   12/2/96   $   3,700   $   3,700,000
                                                                                                             -------------
                                                              A-1+/AAA
                                                                                                                14,100,000
                                                                                                             -------------

NEW YORK -- 2.6%
  New York City Municipal Water Financing Authority
    Commercial Paper ..................................        P-1/NR          3.60     4/7/97       5,000       5,000,000
                                                                                                             -------------
                                                               A-1/NR

NORTH CAROLINA -- 4.0%
  Union County Industrial Facilities and Pollution
    Control Financing Authority, Industrial Development
    Revenue Bonds (LC Morgan Guaranty Trust)* .........      VMIG1/Aa1         3.45    12/9/96       7,900       7,900,000
                                                                                                             -------------
                                                                NR/NR

OHIO -- 0.5%
  Summit County Industrial Development Revenue Bonds,
    Keebler Co. Project (LC Bank of Nova Scotia)* .....         NR/NR          3.60    12/9/96         995         995,000
                                                                                                             -------------
                                                                NR/NR

PENNSYLVANIA -- 5.5%
  Delaware County Industrial Development Authority
    Pollution Control Revenue Bonds, Series 1988A (FGIC
    Insured) ..........................................      VMIG1/AAA         3.55    12/9/96       3,900       3,900,000
                                                              A-1+/AAA
  Montgomery County Industrial Development Authority
    Commercial Paper ..................................        P-1/NR          3.60     3/7/97       6,900       6,900,000
                                                                                                             -------------
                                                              A-1+/NR
                                                                                                                10,800,000
                                                                                                             -------------

SOUTH CAROLINA -- 2.3%
  South Carolina Public Service Authority Commercial
    Paper .............................................        P-1/NR          3.65   12/12/96       4,420       4,420,000
                                                                                                             -------------
                                                              A-1+/NR

SOUTH DAKOTA -- 2.7%
  Lawrence County, Pollution Control Revenue Bonds,
    Homestake Mining Co. (LC Bank of Nova Scotia)* ....        P-1/Aa3         3.35    12/9/96       5,300       5,300,000
                                                                                                             -------------
                                                              A-1+/AA-

TENNESSEE -- 2.6%
  Sullivan County Industrial Development Board Revenue
    Bonds, Modern Forge Co. Project, Series 90 (AMT)
    (LC Northern Trust)* ..............................         NR/NR          3.75    12/9/96       5,000       5,000,000
                                                                                                             -------------
                                                              A-1+/AA-

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
TEXAS -- 12.4%
  Brazos River Authority Pollution Control Revenue
    Bonds, Texas Utilities Electric Co. (AMT) (LC
    Morgan Guaranty Trust)* ...........................      VMIG1/Aa1         4.25%   12/2/96   $   1,400   $   1,400,000
                                                              A-1+/AAA
  City of San Antonio Commercial Paper ................        P-1/NR          3.55   12/12/96       4,400       4,400,000
                                                               A-1/NR
  Dallas Area Rapid Transit Commercial Paper ..........        P-1/NR          3.70   12/13/96       5,700       5,700,000
                                                              A-1+/NR
  Gulf Coast Industrial Development Authority Revenue,
    CITGO Petroleum Corp. Project (AMT) (LC Wachovia
    Bank, Atlanta)* ...................................      VMIG1/Aa2         4.30    12/2/96       3,500       3,500,000
                                                              A-1+/AA+
  Harris County Texas Health Facilities, Series A, St.
    Luke's Episcopal Hospital Project* ................         NR/NR          4.10   12/13/96       2,700       2,700,000
                                                              A-1+/AA
  Houston Texas General Obligation, Series E, Putable
    4/1/97 @ 100 ......................................      VMIG1/Aa          3.90     4/1/97       1,200       1,200,000
                                                              A-1+/AA-
  Port Arthur Navigation District, Star Enterprises
    Project (AMT) (LC Swiss Bank)* ....................         NR/NR          3.75    12/9/96       1,400       1,400,000
                                                              A-1+/AA+
  Texas State, Tax And Revenue Anticipation Note ......       MIG1/NR          4.75    8/29/97       4,000       4,023,407
                                                                                                             -------------
                                                             SP-1+/NR
                                                                                                                24,323,407
                                                                                                             -------------

VIRGINIA -- 2.5%
  Louisa County, Industrial Development Authority,
    Pooled Finance Program (LC NationsBank)* ..........         NR/NR          3.55    12/9/96       4,930       4,930,000
                                                                                                             -------------
                                                               A-1/A+

WISCONSIN -- 3.6%
  City of Oak Creek Pollution Control Revenue Bonds,
    Wisconsin Electric Power Co. Project* .............        P-1/Aa3         3.65   12/18/96       2,000       2,000,000
                                                                NR/AA
  Pleasant Prairie Pollution Control Revenue Bonds,
    Wisconsin Electric Power Co. Project* .............        P-1/Aa3         3.50    12/9/96       5,000       5,000,000
                                                                                                             -------------
                                                              A-1+/AA
                                                                                                                 7,000,000
                                                                                                             -------------
TOTAL MUNICIPAL SECURITIES (AMORTIZED COST
  $195,294,308) (A) -- 99.8%...........................                                                        195,294,308
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..........                                                            303,838
                                                                                                             -------------
NET ASSETS -- 100.0%...................................                                                      $ 195,598,146
                                                                                                             -------------
                                                                                                             -------------

---------------
Percentages indicated are based on net assets of $195,598,146.
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate listed is rate in effect at November 30, 1996. Maturity date reflects the next rate change date.
 + The ratings provided consist of short-term and long-term ratings for both
   Moody's and S&P. The first rating consists of the short-term/long-term Moody's ratings and the second consists of short-term/long-term S&P ratings.
AMBAC -- AMBAC Indemnity Corporation.
AMT -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC -- Financial Guaranty Insurance Corp.
LC -- Letter of Credit.
NR -- Not rated.
SBPA -- Standby Bond Purchase Agreement.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities (amortized cost $195,294,308) .......  $ 195,294,308
  Cash ..........................................................         74,534
  Interest receivable ...........................................        872,062
  Prepaid expenses and other assets .............................         20,441
                                                                   -------------
Total assets ....................................................    196,261,345
                                                                   -------------
LIABILITIES:
  Dividends payable .............................................        540,783
  Accrued expenses and other liabilities:
    Investment Advisory fees ....................................         25,659
    Administration fees .........................................         13,463
    Shareholder Processing and Services fees (Service Shares) ...          9,583
    Combined Distribution and Service fees (Retail Shares) ......          7,223
    Custodian and transfer agent fees ...........................         25,822
    Audit and legal fees ........................................         21,324
    Other liabilities ...........................................         19,342
                                                                   -------------
Total liabilities ...............................................        663,199
                                                                   -------------
NET ASSETS ......................................................  $ 195,598,146
                                                                   -------------
                                                                   -------------
  Shares Outstanding ($0.001 par value, unlimited number of
    shares authorized):
  Institutional Shares...........................................    145,630,684
  Service Shares.................................................      2,861,862
  Retail Shares..................................................     47,157,289
                                                                   -------------
    Total Shares Outstanding.....................................    195,649,835
                                                                   -------------
                                                                   -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares...........................................  $        1.00
  Service Shares.................................................           1.00
  Retail Shares..................................................           1.00
                                                                   -------------
                                                                   -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .........................  $     195,650
  Additional paid-in capital ....................................    195,454,187
  Accumulated net realized losses on investment transactions ....        (51,691)
                                                                   -------------
Net Assets, November 30, 1996 ...................................  $ 195,598,146
                                                                   -------------
                                                                   -------------

------------
See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.....................................                $ 6,964,003
EXPENSES:
  Investment Advisory fees...................  $   487,656
  Administration fees........................      197,123
  Shareholder Processing and Services fees
    (Service Shares).........................        9,856
  Shareholder Processing fees (Retail
    Shares)..................................       73,869
  Combined Distribution and Service fees
    (Retail Shares)..........................      147,695
  Transfer agent fees and expenses...........       58,287
  Custodian fees and expenses................       46,873
  Reports to shareholders (Institutional
    Shares)..................................        9,674
  Reports to shareholders (Service Shares)...        4,128
  Reports to shareholders (Retail Shares)....       14,584
  Legal fees.................................        9,312
  Audit fees.................................       20,698
  Registration fees..........................       22,743
  Trustees' fees.............................        8,338
  Insurance expense..........................        6,262
  Other expenses.............................        9,202
                                               -----------
                                                 1,126,300
Less: Fee waivers and expense
  reimbursements.............................     (221,772)
    Expenses paid by third parties...........       (1,137)      903,391
                                               -----------   -----------
Net Investment Income .......................                  6,060,612
REALIZED LOSSES ON INVESTMENTS:
  Net realized losses on securities
    transactions.............................                    (20,046)
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................                $ 6,040,566
                                                             -----------
                                                             -----------

------------
See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            YEARS ENDED
                                                    ----------------------------
                                                    NOVEMBER 30,    NOVEMBER 30,
                                                        1996            1995
                                                    -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ..........................  $   6,060,612   $  6,967,330
  Net realized losses on securities
    transactions .................................        (20,046)          (903)
                                                    -------------   ------------
  Net increase in net assets resulting from
    operations ...................................      6,040,566      6,966,427
                                                    -------------   ------------
Dividends to shareholders from net investment
  income
  Institutional Shares ...........................     (4,780,788)    (5,722,875)
  Service Shares .................................        (80,005)       (95,436)
  Retail Shares ..................................     (1,199,819)    (1,149,019)
                                                    -------------   ------------
Total dividends to shareholders from net
  investment income ..............................     (6,060,612)    (6,967,330)
                                                    -------------   ------------
Fund Share Transactions (at $1.00 per share)
  Net proceeds from shares subscribed ............    531,124,979    504,374,576
  Net asset value of shares issued to shareholders
    in reinvestment of dividends .................      1,110,214      1,626,585
  Cost of shares redeemed ........................   (534,061,352)  (513,562,638)
                                                    -------------   ------------
  Net decrease in net assets from Fund share
    transactions .................................     (1,826,159)    (7,561,477)
                                                    -------------   ------------
Total Decrease ...................................     (1,846,205)    (7,562,380)
NET ASSETS:
  Beginning of period ............................    197,444,351    205,006,731
                                                    -------------   ------------
  End of period ..................................  $ 195,598,146   $197,444,351
                                                    -------------   ------------
                                                    -------------   ------------

------------
See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

Emerald Funds (the "Trust") was organized as a Massachusetts business trust on March 15, 1988. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust operates as a series company currently comprising fifteen portfolios. The accompanying financial statements and notes relate to all of the portfolios of the Trust that conducted investment operations during the year ended November 30, 1996 (the "Funds"), with the exception of Prime Advantage Institutional Fund and Treasury Advantage Institutional Fund (formerly known as Prime Trust Fund and Treasury Trust Fund, respectively), for which separate financial statements have been prepared. The Tax-Exempt Trust Fund has not yet commenced operations.

    The investment objectives of the Funds are as follows:

Equity Fund -                    To seek long-term capital appreciation by investing primarily in common stocks.
Equity Value Fund -              To seek long-term capital appreciation. The Fund seeks to
                                 achieve its investment objective by investing primarily in common stock, preferred stock and debt obligations
                                 convertible into common stock that the investment adviser
                                 believes to be undervalued.
International Equity Fund -      To seek long-term capital appreciation. The Fund seeks to
                                 achieve its investment objective by investing primarily in equity securities of foreign issuers.
Small Capitalization Fund -      To provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities
                                 such as common stocks and instruments convertible or
                                 exchangeable into common stocks.
Balanced Fund -                  To provide an attractive investment return through a
                                 combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among
                                 three major asset groups: equity securities, fixed income
                                 securities and cash equivalents.
Short-Term Fixed Income Fund -   To seek positive current income with relative stability of principal by investing in investment grade securities and
                                 high quality money market instruments.
U.S. Government Securities       To seek consistently positive income by investing principally
 Fund -                          in U.S. Government securities and repurchase agreements
                                 collateralized by such securities.
Managed Bond Fund -              To seek a high level of current income and, secondarily,
                                 capital appreciation. The Fund pursues its objective by
                                 investing in investment grade securities and high quality
                                 money market instruments.
Florida Tax-Exempt Fund -        To seek to provide high tax-free income and current
                                 liquidity. In seeking to attain its objective, the Fund
                                 invests its assets primarily in Florida municipal obligations that are rated investment grade or above by one or more
                                 nationally recognized statistical rating organizations at the time of purchase.

--------------------------------------------------------------------------------

Prime and Treasury Funds -       To seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. The Prime Fund pursues its objective by
                                 investing in a broad range of short-term government, bank and corporate obligations. The Treasury Fund seeks to achieve its objective by investing in obligations that the U.S. Treasury has issued or to which the U.S. Treasury has pledged its full faith and credit to guarantee the payment of principal and interest.
Tax-Exempt Fund -                To seek to provide a high level of current income that is
                                 exempt from federal income taxes, consistent with liquidity, the preservation of capital and a stable net asset value. The
                                 Fund invests in high quality debt obligations of states,
                                 territories, and possessions of the United States and the
                                 District of Columbia, and of their agencies, authorities,
                                 instrumentalities and political subdivisions ("municipal
                                 obligations").

    Effective June 29, 1996, Barnett Capital Advisors, Inc. ("Barnett"), a wholly owned subsidiary of Barnett Banks, Inc., became the Funds' investment adviser. Prior to June 29, 1996, Barnett Banks Trust Company, N.A. served as the Funds' investment adviser. Rodney Square Management Corporation ("Rodney Square"), a subsidiary of Wilmington Trust Company, serves as the Tax-Exempt Fund's investment sub-adviser. Effective August 19, 1996, Brandes Investment Partners, L.P. ("Brandes") became the International Equity Fund's sub-adviser.

    Effective April 1, 1996, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, Inc. ("BISYS") became the Funds' Administrator. Effective May 20, 1996 and June 1, 1996, respectively, BISYS also became the Funds' Transfer Agent and Fund Accountant. Prior to such dates, Concord Holding Corporation, a wholly owned subsidiary of BISYS, served as administrator to the Trust, another fund accountant provided fund accounting services to the Trust and another transfer agent provided transfer agency services to the Trust. Emerald Asset Management, Inc. (the "Distributor") serves as the distributor of the Funds' shares. BISYS is a wholly owned subsidiary and the Distributor is an indirectly owned subsidiary of The BISYS Group, Inc.

    The Prime Fund, Treasury Fund and Tax-Exempt Fund (collectively, the "money market funds") each issue three classes of shares: Institutional Shares, Service Shares and Retail Shares. Prior to April 1, 1996, the Institutional Shares were referred to as Emerald Shares, the Service Shares were referred to as Emerald Service Shares and the Retail Shares were referred to as Investor Shares. Institutional Shares, Service Shares and Retail Shares are substantially the same except that Service Shares bear the fees that are payable under a Shareholder Processing and Services Plan (the "Service Plan") and Retail Shares bear the fees that are payable under a Combined Distribution and Service Plan (the "Combined Plan") adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act and fees payable under a Shareholder Processing Plan (the "Processing Plan"). In addition to fees paid pursuant to the Service Plan, the Combined Plan and the Processing Plan, each class of shares of each money market fund also bears the expenses associated with the printing of their shareholder reports applicable to the particular class of shares.

    The Equity Fund, Equity Value Fund, International Equity Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund and Florida Tax-Exempt Fund (collectively, the "variable net asset value funds") are authorized to issue two classes of shares: Retail Shares and Institutional Shares. Prior to April 1, 1996, Retail Shares were referred to as Class A Shares. Effective March 11, 1996, Class B Shares were no longer offered for sale and subsequently, all Class B shares were converted to Retail Shares on a no-load basis. Effective April 1, 1996, the sales load for Retail Shares was terminated. Retail Shares and Institutional Shares are substantially the same, except that Retail Shares bear the fees payable under the Combined Plan and also bear the fees payable under the Processing Plan. In addition to the fees paid pursuant to the Combined Plan and the Processing Plan, each class of shares also bears the expenses associated with the printing of their shareholder reports.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

A)Security Valuation:

The money market funds each value portfolio securities at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

    The Equity Fund, the Equity Value Fund, the International Equity Fund, the Small Capitalization Fund, the Balanced Fund, the Short-Term Fixed Income Fund, the U.S. Government Securities Fund and the Managed Bond Fund value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and asked prices on the date of valuation. Bid price is used when no asked price is available. The Funds may also use an independent pricing service, approved by the Board of Trustees, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost.

    The Florida Tax-Exempt Fund values portfolio securities each business day through the use of an independent pricing service approved by the Board of Trustees. When, in the judgment of the pricing service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the pricing service from dealers in such securities) and asked prices (as calculated by the pricing service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the pricing service, through the use of electronic data processing techniques and matrix systems. Restricted securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Securities with maturities of 60 days or less are valued at amortized cost.

B)Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized gains and losses on the sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of the premium on investments, is accrued daily. Dividend income is recorded on the ex-dividend date.

C)Dividends and Distributions to Shareholders:

Dividends from net investment income are declared daily to shareholders and are paid monthly for every Fund except the Equity Fund, the Equity Value Fund, the International Equity Fund, the Small Capitalization Fund and the Balanced Fund. The Equity Fund, Equity Value Fund and Balanced Fund declare and pay dividends, if any, quarterly. The International Equity Fund and Small Capitalization Fund declare and pay dividends, if any, annually. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of a Fund can be reduced by any capital loss carryovers of that Fund, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

--------------------------------------------------------------------------------

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D)Repurchase Agreements:

The Trust's custodian and other banks acting in a sub-custodian capacity, take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

E)Reverse Repurchase Agreements:

Each of the Funds (except the Florida Tax-Exempt Fund and Tax-Exempt Fund) may enter into reverse repurchase agreements. Under such an agreement, a Fund sells portfolio securities and then agrees to buy them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement, it will place in a separate custodial account, either liquid assets or high grade debt securities that have a value equal to or more than the price the Fund must pay when it buys back the securities, and the account will be continuously monitored to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase agreement is considered a reduction of the Fund's income. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. At November 30, 1996, the Treasury Fund had a reverse repurchase agreement in the amount of $50,375,000 which was collateralized by a U.S. Treasury Note of the same amount.

F)Lending Securities:

If the Prime Fund or the Treasury Fund lends its securities, each Fund receives from the borrower collateral, in the form of cash or U.S. Treasury securities or, in the case of the Prime Fund, securities of U.S. Government agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the credit standards of the Prime Fund, in an amount at least equal at all times to the market value of the securities loaned. Each Fund continues to receive interest on the securities loaned and may simultaneously earn interest on the collateral held. Each Fund records and values such collateral at its market value on the date of receipt and marks-to-market such collateral on a daily basis through maturity date. If the borrower defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the borrower of the security, realization of the collateral by each Fund may be delayed or limited.

G)Expenses:

The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general Trust expenses are allocated among the Trust's respective portfolios.

    The investment income and expenses of a Fund (other than expenses incurred under the Service Plan, the Combined Plan, the Processing Plan, and the reports to shareholders expenses, which are charged directly to the class of shares incurring such expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset

--------------------------------------------------------------------------------

value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    All costs incurred by the Funds in connection with the organization of the Trust and the initial public offering of shares of the Funds, principally professional fees and printing costs, have been deferred. Upon commencement of investment operations of each Fund, the deferred organization expenses are being amortized on a straight-line basis over a period of five years.

H)Federal Income Taxes:

For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

    At November 30, 1996, the following Funds had the following capital loss carryovers (amounts are approximate):

                                             EXPIRATION
                                   AMOUNT       DATE
                                 ----------  -----------
U.S. Government Securities
 Fund..........................  $  269,154        2003
                                  3,499,359        2002
                                 ----------
                                 $3,768,513
                                 ----------
                                 ----------
Florida Tax-Exempt Fund........  $4,008,197        2002
                                 ----------
                                 ----------
Treasury Fund..................  $  220,300        2004
                                    195,517        2003
                                     70,799        2002
                                     40,894        2001
                                      4,829        2000
                                 ----------
                                 $  532,339
                                 ----------
                                 ----------
Tax-Exempt Fund................  $   20,046        2004
                                        903        2003
                                      3,430        2002
                                      1,015        2001
                                      2,875        2000
                                     14,779        1998
                                      8,643        1997
                                 ----------
                                 $   51,691
                                 ----------
                                 ----------

    These capital loss carryovers may be used to offset any future realized gains on securities transactions to the extent provided in the regulations under the Code. To the extent utilized, each Fund will reduce amounts otherwise payable to shareholders from net realized gains.

I)Foreign Currency Translation:

The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) market value of investment securities, other assets and liabilities at the current rate of exchange at the end of the period; and

        (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

    The International Equity Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal tax purposes.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

J)Forward Foreign Exchange Contracts:

The International Equity Fund may enter into forward foreign exchange contracts ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the International Equity Fund as unrealized appreciation or depreciation. When the forward is closed, the International Equity Fund records a gain or loss equal to the difference between the value

--------------------------------------------------------------------------------

at the time it was opened and the value at the time it was closed. The International Equity Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

K)Other:

The Funds maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended November 30, 1996, custodian fees and expenses and expenses paid by third parties were increased by the following amounts for the following funds:

Equity Fund................................  $   3,157
Small Capitalization Fund..................     12,773
Short-Term Fixed Income Fund...............      2,432
Florida Tax-Exempt Fund....................      2,707
Prime Fund.................................      4,296
Tax-Exempt Fund............................      1,137

    There was no effect on net investment income. The Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into Investment Advisory Agreements with Barnett, an Administration Agreement and Transfer Agent Agreement with BISYS and a Distribution Agreement with the Distributor. In addition, Barnett has entered into a sub-advisory agreement with Rodney Square with respect to the Tax-Exempt Fund and Brandes with respect to the International Equity Fund. BISYS' fees for serving as Fund Accountant to the Funds are included as part of the Administration fee. The Funds pay BISYS' out-of-pocket accounting expenses.

    As investment adviser, Barnett manages the investments of each Fund, except the Tax-Exempt Fund and International Equity Fund, and is responsible for all purchases and sales of each Fund's portfolio securities (except those of the Tax-Exempt Fund and the International Equity Fund). Rodney Square and Brandes have similar responsibilities for the Tax-Exempt Fund and International Equity Fund, respectively, subject to the general supervision of both the Board of Trustees and Barnett. For its services, Barnett is entitled to receive a fee based on each Fund's average daily net assets at the following annual rates:

Equity Fund..................................       0.60%
Equity Value Fund............................       0.60%
International Equity Fund....................       1.00%
Small Capitalization Fund....................       1.00%
Balanced Fund................................       0.60%
Short-Term Fixed Income Fund.................       0.40%
U.S. Government Securities Fund..............       0.40%
Managed Bond Fund............................       0.40%
Florida Tax-Exempt Fund......................       0.40%
Prime Fund...................................       0.25%
Treasury Fund................................       0.25%
Tax-Exempt Fund..............................       0.25%

    Barnett has agreed to pay Rodney Square a sub-advisory fee at an annual rate of 0.15% of average daily net assets of the Tax-Exempt Fund. Barnett has also agreed to waive a portion of its fee from the Tax-Exempt Fund equal to 0.10% of the average daily net assets of the Fund. For the year ended November 30, 1996, Barnett waived fees of $195,132 for the Tax-Exempt Fund. Barnett has agreed to pay Brandes a sub-advisory fee at an annual rate of 0.50% of the average daily net assets of the International Equity Fund.

    Barnett has voluntarily agreed to limit the fees it receives from the Prime Fund and the Treasury Fund to the following annual rates: 0.25% of each Fund's first $600 million of average daily net assets, 0.23% of the next $400 million of each Fund's average daily net assets, 0.21% of the next $1 billion of each of the Fund's average daily net assets and 0.19% of each Fund's average daily net assets in excess of $2 billion. For the year ended November 30, 1996, Barnett waived fees of $873,297 and $54,862 for the Prime Fund and the Treasury Fund, respectively. For the year ended November 30, 1996, Barnett waived fees of $7,340, $38,789, $136,280, $22,771 and $73,624 for the Equity Value Fund,
International Equity Fund, Balanced Fund, Short-Term Fixed Income Fund and Managed Bond Fund, respectively. There were no fees waived by Barnett for the Equity Fund, Small Capitalization Fund, U.S. Government Securities Fund and Florida Tax-Exempt Fund.

    As administrator, BISYS assists in supervising the operations of the Funds. For its services, BISYS is entitled to a fee, accrued daily and payable monthly, at the effective annual rate of 0.0775% of the first $5 billion of the Trust's aggregate net assets, 0.07% of the next $2.5 billion, 0.065% of the next $2.5 billion

--------------------------------------------------------------------------------

and 0.05% of all assets exceeding $10 billion. In the event the aggregate average daily net assets falls below $3 billion, the fee will be increased to 0.08% of the aggregate average daily net assets of the Trust. Prior to April 1, 1996, Concord Holding Corporation ("Concord")(the prior administrator), also a wholly owned subsidiary of The BISYS Group, Inc., received a fee at the effective annual rate of 0.05% of each variable net asset value fund's daily net assets; 0.10% of each of the Prime Fund and Treasury Fund's first $600 million of daily net assets, 0.09% of the next $400 million of daily net assets, 0.08% of the next $1 billion of daily net assets and 0.07% of each Fund's daily net assets in excess of $2 billion; and 0.15% of the Tax-Exempt Fund's daily net assets. For the year ended November 30, 1996, Concord waived fees of $644, $629, $12,771, $2,846 and $11,616 for the Equity Value Fund, International Equity Fund, Balanced Fund, Short-Term Fixed Income Fund and Managed Bond Fund, respectively.

    For its services as Transfer Agent, BISYS received fees in the following amounts for the period from May 20, 1996 through November 30, 1996:

Equity Fund...............................  $   21,557
Equity Value Fund.........................         432
International Equity Fund.................         636
Small Capitalization Fund.................      12,249
Balanced Fund.............................       4,882
Short-Term Fixed Income Fund..............       1,460
U.S. Government Securities Fund...........         693
Managed Bond Fund.........................         857
Florida Tax-Exempt Fund...................         551
Prime Fund................................     238,718
Treasury Fund.............................      92,694
Tax-Exempt Fund...........................      21,673

    Under the Processing Plan with respect to Retail Shares of the Funds, institutions (including BISYS) that have entered into agreements with the Trust ("Service Organizations") agree to provide various shareholder and administrative support services to the shareholders of Retail Shares. For their services, Service Organizations are entitled to a fee ("Shareholder Processing Fee") accrued daily and paid monthly at an annual rate of 0.25% of the respective average daily net assets of Retail Shares. Prior to April 1, 1996, the Retail Shares of the variable net asset value funds were charged a Shareholder and Administrative Services Fee under a Shareholder Plan at an effective annual rate of 0.15% of the average daily net assets of the Retail Shares.

    Barnett, Concord (for the period from December 1, 1995 through March 31,
1996) and Rodney Square have voluntarily agreed to reimburse Fund expenses with respect to each money market fund to the extent a Fund's ordinary operating expenses (including fees payable to Barnett, Rodney Square and Concord and excluding fees payable under the Service Plan, the Combined Plan and the Processing Plan) exceeded 0.40% of such Fund's average daily net assets. This voluntary reimbursement was terminated by BISYS upon becoming Administrator on April 1, 1996 and may be terminated at any time by Barnett or Rodney Square. For the year ended November 30, 1996, Barnett and Concord (for the period from December 1, 1995 through March 31, 1996) agreed to reimburse expenses totaling $180,287 to the Prime Fund and $85,476 to the Treasury Fund for expenses in excess of this limitation. For the year ended November 30, 1996, Concord (for the period from December 1, 1995 through March 31, 1996) and Rodney Square reimbursed expenses totaling $26,640 for the Tax-Exempt Fund, pursuant to this voluntary agreement.

    Barnett, Concord (for the period from December 1, 1995 through March 31,
1996) and BISYS (for the period from April 1, 1996 through November 30, 1996) have voluntarily agreed to reimburse Fund expenses to the extent the expenses of each variable net asset value fund exceed a predetermined level determined from time to time by Barnett, BISYS and Concord. For the year ended November 30, 1996, Barnett, BISYS and Concord reimbursed Fund expenses in the following amounts pursuant to these voluntary limitations:

                                 BARNETT     BISYS     CONCORD
                                ---------  ---------  ---------
Equity Fund...................  $   1,112  $     371  $      --
Equity Value Fund(a)..........    102,697         --         --
International Equity Fund(a)      107,290         --         --
Small Capitalization Fund.....     20,574      4,214         --
Balanced Fund.................     28,354         --         --
Short-Term Fixed Income Fund..     71,498         --         --
U.S. Government Securities
 Fund.........................      9,415      2,200      2,437
Managed Bond Fund.............     17,249         --         --
Florida Tax-Exempt Fund.......     93,545     35,798     10,277

---------------
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

--------------------------------------------------------------------------------

    For the period from December 1, 1995 through March 31, 1996, the Distributor and affiliates of Barnett advised the Funds that they retained the following amounts from commissions earned on the sale of each Fund's shares:

                                                 AFFILIATES
                                   DISTRIBUTOR   OF BARNETT
                                  -------------  -----------
Equity Fund.....................    $     612     $   6,897
Equity Value Fund(a)............           --            --
International Equity Fund(a)....           --            --
Small Capitalization Fund.......           45           702
Balanced Fund...................           81         1,137
Short-Term Fixed Income Fund....           --            --
U.S. Government Securities
 Fund...........................           55         2,441
Managed Bond Fund...............           19         2,147
Florida Tax-Exempt Fund.........          149         3,409

---------------
(a) For the period from December 27, 1995 (commencement of operations) through March 31, 1996.

    Under the Service Plan, institutions ("Service Organizations"), including Barnett, BISYS and their affiliates, agree to provide support services to their clients who are beneficial owners of Service Shares of the money market funds. For these services, the Funds agree to pay the Service Organizations an annual fee of 0.35% of the average daily net asset value of each Fund's Service Shares owned by the Service Organization's clients. These payments are borne solely by Service Shares. For the year ended November 30, 1996, the Prime Fund, Treasury Fund and Tax-Exempt Fund incurred expenses of $3,099,982, 2,071,921 and $9,856, respectively, pursuant to the Service Plan, substantially all of which was earned by Barnett and its affiliates.

    The Funds have each adopted the Combined Plan. Under the Combined Plan, each Fund may make payments to the Distributor and Service Organizations for distribution and shareholder liaison services provided to Retail shareholders. Under the Combined Plan, payments by each Fund may not exceed an annual rate of 0.25% of the average daily net assets of Retail Shares. Under the former Distribution Plan for Class B Shares, distribution payments were not permitted to exceed 1.00% of the average daily net assets of the Class B Shares. Of this amount, not more than 0.25% of such value was to be used to compensate Service Organizations for maintenance and service to Class B shareholder accounts and not more than 0.75% was to be paid to the Distributor as reimbursement for commissions, transaction fees and additional expenses related to promotional and primary distribution activities.

    For the year ended November 30, 1996, the Funds incurred the following amounts pursuant to the Combined Plan and the former Distribution Plan for Class B Shares:

                                     RETAIL        B
                                     SHARES     SHARES
                                    ---------  ---------
Equity Fund.......................  $  68,645  $   6,670
Equity Value Fund(a)..............          8         --
International Equity Fund(a)......         51         --
Small Capitalization Fund.........     15,455      7,145
Balanced Fund.....................     10,046      6,867
Short-Term Fixed Income Fund......      1,980        366
U.S. Government Securities Fund...     61,311      3,907
Managed Bond Fund.................      3,565      1,601
Florida Tax-Exempt Fund...........    222,038     26,917

---------------
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

    Under the prior Distribution Plan for Retail Shares of the money market funds (formerly Investor Shares), payments made to the Distributor were not permitted to exceed 0.25% on an annual basis. In addition, under the prior Shareholder Plan, Investor Shares made payments to the Administrator at an annual rate of 0.25% of the average daily net asset value of the Investor Shares of the money market funds. For the year ended November 30, 1996, the Prime Fund, Treasury Fund and Tax-Exempt Fund incurred fees totaling $1,724,906, $173,529 and $147,695, respectively, under the Combined Plan and former Distribution Plan and Shareholder Plan.

    The Trust was informed that the amounts paid to Barnett and BISYS pursuant to the Combined

--------------------------------------------------------------------------------

Plan and the former Distribution Plan and Shareholder Plan are as follows:

                                          RETAIL SHARES
                                      ----------------------
                                       BARNETT      BISYS
                                      ---------     -----
Equity Fund.........................  $  47,663   $     389
Equity Value Fund(a)................          6           1
International Equity Fund(a)........         49           2
Small Capitalization Fund...........     12,184          89
Balanced Fund.......................      7,177           8
Short-Term Fixed Income Fund........      1,477          18
U.S. Government Securities Fund.....     31,285         246
Managed Bond Fund...................      2,374         215
Florida Tax-Exempt Fund.............    122,912         340
Prime Fund..........................    681,779           5
Treasury Fund.......................     52,640          --
Tax-Exempt Fund.....................     55,133          --

                                             B SHARES
                                      ----------------------
                                        BARNETT      BISYS
                                      -----------  ---------
Equity Fund.........................   $     235   $   4,828
Small Capitalization Fund...........         113       5,203
Balanced Fund.......................         170       5,007
Short-Term Fixed Income Fund........          --         267
U.S. Government Securities Fund.....          24       2,837
Managed Bond Fund...................           8       1,165
Florida Tax-Exempt Fund.............         228      19,351

---------------
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

    Certain officers of the Trust are "affiliated persons" (as defined in the 1940 Act) of BISYS or the Distributor. Each Trustee receives an annual fee of $14,000 and a meeting fee of $1,500 per meeting for services relating to all of the portfolios constituting the Trust. For the year ended November 30, 1996, the Funds incurred the following legal expenses of a law firm, a partner of which serves as Secretary to the Trust:

Equity Fund.................................  $  13,842
Equity Value Fund(a)........................        125
International Equity Fund(a)................        179
Small Capitalization Fund...................      6,130
Balanced Fund...............................        660
Short-Term Fixed Income Fund................         --
U.S. Government Securities Fund.............      2,280
Managed Bond Fund...........................      3,812
Florida Tax-Exempt Fund.....................      4,493
Prime Fund..................................    142,815
Treasury Fund...............................     61,867
Tax-Exempt Fund.............................      9,312

---------------
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

NOTE 4 -- SECURITIES TRANSACTIONS

For the year ended November 30, 1996, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                            PURCHASES       SALES
                           ------------  ------------
Equity Fund..............  $201,163,485  $192,723,529
Equity Value Fund(a).....     3,690,522       422,210
International Equity
 Fund(a).................    17,860,190     2,022,201
Small Capitalization
 Fund....................   446,635,852   398,951,261
Balanced Fund............    96,210,505    84,963,734
Short-Term Fixed Income
 Fund....................    71,999,487    31,756,421
U.S. Government
 Securities Fund.........    34,403,298    75,022,105
Managed Bond Fund........    73,696,300    64,595,841
Florida Tax-Exempt Fund..   187,503,556   204,602,193

---------------
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds are summarized below:

EQUITY FUND (000 OMITTED):

                                                                                  YEAR ENDED              YEAR ENDED
                                                                              NOVEMBER 30, 1996       NOVEMBER 30, 1995
                                                                            ----------------------  ----------------------
                                                                              SHARES      AMOUNT      SHARES      AMOUNT
                                                                            -----------  ---------  -----------  ---------
Retail Shares
  Sold....................................................................         598   $   8,610         374   $   4,789
  Reinvestment of dividends...............................................         137       1,801           2          31
  Redeemed................................................................        (406)     (5,910)       (672)     (8,159)
                                                                            -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion......................         329       4,501        (296)     (3,339)
Shares issued upon conversion from Class B................................         186       2,552      --          --
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) -- Retail.........................................         515       7,053        (296)     (3,339)
                                                                            -----------  ---------  -----------  ---------
Class B Shares
  Sold....................................................................          21         286          63         841
  Reinvestment of dividends...............................................          13         170      --          --
  Redeemed................................................................          (3)        (27)        (44)       (540)
                                                                            -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion......................          31         429          19         301
Shares exchanged upon conversion into Retail..............................        (189)     (2,552)     --          --
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) -- Class B........................................        (158)     (2,123)         19         301
                                                                            -----------  ---------  -----------  ---------
Institutional Shares
  Sold....................................................................       3,956      56,820       2,006      25,379
  Reinvestment of dividends...............................................       1,057      13,993          90       1,175
  Redeemed................................................................      (3,614)    (52,443)     (5,283)    (67,969)
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) -- Institutional..................................       1,399      18,370      (3,187)    (41,415)
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) in Fund...........................................       1,756   $  23,300      (3,464)  $ (44,453)
                                                                            -----------  ---------  -----------  ---------
                                                                            -----------  ---------  -----------  ---------

EQUITY VALUE FUND (000 OMITTED):

                                                                                                       PERIOD ENDED
                                                                                                   NOVEMBER 30, 1996(A)
                                                                                                  ----------------------
                                                                                                    SHARES      AMOUNT
                                                                                                  -----------  ---------
Retail Shares
  Sold..........................................................................................           2   $      21
  Reinvestment of dividends.....................................................................      --          --
  Redeemed......................................................................................      --          --
                                                                                                         ---   ---------
Net increase -- Retail..........................................................................           2          21
                                                                                                         ---   ---------
Institutional Shares
  Sold..........................................................................................         473       5,116
  Reinvestment of dividends.....................................................................      --          --
  Redeemed......................................................................................        (149)     (1,752)
                                                                                                         ---   ---------
Net increase -- Institutional...................................................................         324       3,364
                                                                                                         ---   ---------
Net increase in Fund............................................................................         326   $   3,385
                                                                                                         ---   ---------
                                                                                                         ---   ---------

---------------
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND (000 OMITTED):

                                                                                                    PERIOD ENDED
                                                                                                NOVEMBER 30, 1996(A)
                                                                                               ----------------------
                                                                                                 SHARES      AMOUNT
                                                                                               -----------  ---------
Retail Shares
  Sold.......................................................................................          10   $     108
  Reinvestment of dividends..................................................................      --          --
  Redeemed...................................................................................      --          --
                                                                                                    -----   ---------
Net increase -- Retail.......................................................................          10         108
                                                                                                    -----   ---------
Institutional Shares
  Sold.......................................................................................       1,580      16,747
  Reinvestment of dividends..................................................................      --          --
  Redeemed...................................................................................         (27)       (292)
                                                                                                    -----   ---------
Net increase -- Institutional................................................................       1,553      16,455
                                                                                                    -----   ---------
Net increase in Fund.........................................................................       1,563   $  16,563
                                                                                                    -----   ---------
                                                                                                    -----   ---------

---------------
(a) For the period from December 27, 1995 (commencement of operations) through November 30, 1996.

SMALL CAPITALIZATION FUND (000 OMITTED):

                                                                                   YEAR ENDED              YEAR ENDED
                                                                               NOVEMBER 30, 1996       NOVEMBER 30, 1995
                                                                             ----------------------  ----------------------
                                                                               SHARES      AMOUNT      SHARES      AMOUNT
                                                                             -----------  ---------  -----------  ---------
Retail Shares
  Sold.....................................................................         457   $   6,022          96   $   1,111
  Reinvestment of dividends................................................          16         196      --          --
  Redeemed.................................................................        (195)     (2,519)        (51)       (549)
                                                                             -----------  ---------       -----   ---------
Net increase in shares outstanding before conversion.......................         278       3,699          45         562
Shares issued upon conversion from Class B.................................         221       2,593      --          --
                                                                             -----------  ---------       -----   ---------
Net increase -- Retail.....................................................         499       6,292          45         562
                                                                             -----------  ---------       -----   ---------
Class B Shares
  Sold.....................................................................          12         142          61         712
  Reinvestment of dividends................................................          14         164      --          --
  Redeemed.................................................................          (4)        (46)        (39)       (428)
                                                                             -----------  ---------       -----   ---------
Net increase in shares outstanding before conversion.......................          22         260          22         284
Shares exchanged upon conversion into Retail...............................        (226)     (2,593)     --          --
                                                                             -----------  ---------       -----   ---------
Net increase (decrease) -- Class B.........................................        (204)     (2,333)         22         284
                                                                             -----------  ---------       -----   ---------
Institutional Shares
  Sold.....................................................................       3,933      51,136       2,004      22,569
  Reinvestment of dividends................................................         507       6,170      --          --
  Redeemed.................................................................      (1,158)    (14,890)       (616)     (7,045)
                                                                             -----------  ---------       -----   ---------
Net increase -- Institutional..............................................       3,282      42,416       1,388      15,524
                                                                             -----------  ---------       -----   ---------
Net increase in Fund.......................................................       3,577   $  46,375       1,455   $  16,370
                                                                             -----------  ---------       -----   ---------
                                                                             -----------  ---------       -----   ---------

--------------------------------------------------------------------------------

BALANCED FUND (000 OMITTED):

                                                                                 YEAR ENDED              YEAR ENDED
                                                                             NOVEMBER 30, 1996       NOVEMBER 30, 1995
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Retail Shares
  Sold...................................................................         220   $   2,687          52   $     569
  Reinvestment of dividends..............................................           6          70           2          25
  Redeemed...............................................................         (99)     (1,211)        (21)       (218)
                                                                           -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion.....................         127       1,546          33         376
Shares issued upon conversion from Class B...............................         208       2,460      --          --
                                                                           -----------  ---------  -----------  ---------
Net increase -- Retail...................................................         335       4,006          33         376
                                                                           -----------  ---------  -----------  ---------
Class B Shares
  Sold...................................................................          29         342          93       1,055
  Reinvestment of dividends..............................................           4          49           4          40
  Redeemed...............................................................         (16)       (193)        (26)       (293)
                                                                           -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion.....................          17         198          71         802
Shares exchanged upon conversion into Retail.............................        (211)     (2,460)     --          --
                                                                           -----------  ---------  -----------  ---------
Net increase (decrease) -- Class B.......................................        (194)     (2,262)         71         802
                                                                           -----------  ---------  -----------  ---------
Instititutional Shares
  Sold...................................................................       2,360      28,601       1,769      19,608
  Reinvestment of dividends..............................................         256       3,038         241       2,594
  Redeemed...............................................................      (1,859)    (22,417)     (1,123)    (11,640)
                                                                           -----------  ---------  -----------  ---------
Net increase -- Institutional............................................         757       9,222         887      10,562
                                                                           -----------  ---------  -----------  ---------
Net increase in Fund.....................................................         898   $  10,966         991   $  11,740
                                                                           -----------  ---------  -----------  ---------
                                                                           -----------  ---------  -----------  ---------

SHORT-TERM FIXED INCOME FUND (000 OMITTED):

                                                                                 YEAR ENDED              YEAR ENDED
                                                                             NOVEMBER 30, 1996       NOVEMBER 30, 1995
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Retail Shares
  Sold...................................................................         105   $   1,045          26   $     258
  Reinvestment of dividends..............................................           3          25           1          12
  Redeemed...............................................................         (50)       (493)        (16)       (164)
                                                                                -----   ---------  -----------  ---------
Net increase in shares outstanding before conversion.....................          58         577          11         106
Shares issued upon conversion from Class B...............................           6          61      --          --
                                                                                -----   ---------  -----------  ---------
Net increase -- Retail...................................................          64         638          11         106
                                                                                -----   ---------  -----------  ---------
Class B Shares
  Sold...................................................................           4          40          14         135
  Reinvestment of dividends..............................................      --               2      --               5
  Redeemed...............................................................         (14)       (136)         (7)        (72)
                                                                                -----   ---------  -----------  ---------
Net decrease in shares outstanding before conversion.....................         (10)        (94)          7          68
Shares exchanged upon conversion into Retail.............................          (6)        (61)     --          --
                                                                                -----   ---------  -----------  ---------
Net increase (decrease) -- Class B.......................................         (16)       (155)          7          68
                                                                                -----   ---------  -----------  ---------
Instititutional Shares
  Sold...................................................................       4,602      45,950       1,089      10,918
  Reinvestment of dividends..............................................          42         417         107       1,069
  Redeemed...............................................................        (745)     (7,448)     (2,233)    (22,359)
                                                                                -----   ---------  -----------  ---------
Net increase (decrease) -- Institutional.................................       3,899      38,919      (1,037)    (10,372)
                                                                                -----   ---------  -----------  ---------
Net increase (decrease) in Fund..........................................       3,947   $  39,402      (1,019)  $ (10,198)
                                                                                -----   ---------  -----------  ---------
                                                                                -----   ---------  -----------  ---------

--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND (000 OMITTED):

                                                                               SIX MONTHS ENDED           YEAR ENDED
                                                                              NOVEMBER 30, 1996       NOVEMBER 30, 1995
                                                                            ----------------------  ----------------------
                                                                              SHARES      AMOUNT      SHARES      AMOUNT
                                                                            -----------  ---------  -----------  ---------
Retail Shares
  Sold....................................................................         244   $   2,520         171   $   1,804
  Reinvestment of dividends...............................................         115       1,188         152       1,543
  Redeemed................................................................        (886)     (9,066)       (908)     (9,169)
                                                                            -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion......................        (527)     (5,358)       (585)     (5,822)
Shares issued upon conversion from Class B................................         133       1,352      --          --
                                                                            -----------  ---------  -----------  ---------
Net decrease -- Retail....................................................        (394)     (4,006)       (585)     (5,822)
                                                                            -----------  ---------  -----------  ---------
Class B Shares
  Sold....................................................................      --               7          52         527
  Reinvestment of dividends...............................................      --               6           3          30
  Redeemed................................................................          (4)        (54)        (47)       (425)
                                                                            -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion......................          (4)        (41)          8         132
Shares exchanged upon conversion into Retail..............................        (133)     (1,352)     --          --
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) -- Class B........................................        (137)     (1,393)          8         132
                                                                            -----------  ---------  -----------  ---------
Instititutional Shares
  Sold....................................................................       1,581      16,120         915       9,239
  Reinvestment of dividends...............................................         142       1,448         379       3,836
  Redeemed................................................................      (5,289)    (54,302)     (1,218)    (12,523)
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) -- Institutional..................................      (3,566)    (36,734)         76         552
                                                                            -----------  ---------  -----------  ---------
Net decrease in Fund......................................................      (4,097)  $ (42,133)       (501)  $  (5,138)
                                                                            -----------  ---------  -----------  ---------
                                                                            -----------  ---------  -----------  ---------

MANAGED BOND FUND (000 OMITTED):

                                                                               SIX MONTHS ENDED      YEAR ENDED NOVEMBER
                                                                              NOVEMBER 30, 1996            30, 1995
                                                                            ----------------------  ----------------------
                                                                              SHARES      AMOUNT      SHARES      AMOUNT
                                                                            -----------  ---------  -----------  ---------
Retail Shares
  Sold....................................................................         115   $   1,178         167   $   1,661
  Reinvestment of dividends...............................................           6          56           3          32
  Redeemed................................................................         (85)       (861)       (156)     (1,595)
                                                                            -----------  ---------  -----------  ---------
Net increase in shares outstanding before conversion......................          36         373          14          98
Shares issued upon conversion from Class B................................          50         508      --          --
                                                                            -----------  ---------  -----------  ---------
Net increase -- Retail....................................................          86         881          14          98
                                                                            -----------  ---------  -----------  ---------
Class B Shares
  Sold....................................................................      --          --              21         220
  Reinvestment of dividends...............................................           1           8           2          18
  Redeemed................................................................         (13)       (135)         (9)        (89)
                                                                            -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion......................         (12)       (127)         14         149
Shares exchanged upon conversion into Retail..............................         (50)       (508)     --          --
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) -- Class B........................................         (62)       (635)         14         149
                                                                            -----------  ---------  -----------  ---------
Instititutional Shares
  Sold....................................................................       2,969      30,310       1,642      16,244
  Reinvestment of dividends...............................................         409       4,179         371       4,100
  Redeemed................................................................      (2,626)    (26,871)     (2,456)    (24,495)
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) -- Institutional..................................         752       7,618        (443)     (4,151)
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) in Fund...........................................         776   $   7,864        (415)  $  (3,904)
                                                                            -----------  ---------  -----------  ---------
                                                                            -----------  ---------  -----------  ---------

--------------------------------------------------------------------------------

FLORIDA TAX-EXEMPT FUND (000 OMITTED):

                                                                             YEAR ENDED NOVEMBER     YEAR ENDED NOVEMBER
                                                                                   30, 1996                30, 1995
                                                                            ----------------------  ----------------------
                                                                              SHARES      AMOUNT      SHARES      AMOUNT
                                                                            -----------  ---------  -----------  ---------
Retail Shares
  Sold....................................................................       1,014   $  10,992         360   $   4,051
  Reinvestment of dividends...............................................         296       3,199         394       4,178
  Redeemed................................................................      (2,743)    (29,530)     (3,367)    (35,837)
                                                                            -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion......................      (1,433)    (15,339)     (2,613)    (27,608)
Shares issued upon conversion from Class B................................         865       9,313      --          --
                                                                            -----------  ---------  -----------  ---------
Net decrease -- Retail....................................................        (568)     (6,026)     (2,613)    (27,608)
                                                                            -----------  ---------  -----------  ---------
Class B Shares
  Sold....................................................................          21         236         367       3,916
  Reinvestment of dividends...............................................           6          61          20         210
  Redeemed................................................................         (37)       (409)        (81)       (854)
                                                                            -----------  ---------  -----------  ---------
Net decrease in shares outstanding before conversion......................         (10)       (112)        306       3,272
Shares exchanged upon conversion into Retail..............................        (866)     (9,313)     --          --
                                                                            -----------  ---------  -----------  ---------
Net increase (decrease) -- Class B........................................        (876)     (9,425)        306       3,272
                                                                            -----------  ---------  -----------  ---------
Instititutional Shares
  Sold....................................................................         855       9,242         792       8,446
  Reinvestment of dividends...............................................          23         256          40         430
  Redeemed................................................................        (791)     (8,598)       (739)     (7,755)
                                                                            -----------  ---------  -----------  ---------
Net increase -- Institutional.............................................          87         900          93       1,121
                                                                            -----------  ---------  -----------  ---------
Net decrease in Fund......................................................      (1,357)  $ (14,551)     (2,214)  $ (23,215)
                                                                            -----------  ---------  -----------  ---------
                                                                            -----------  ---------  -----------  ---------

--------------------------------------------------------------------------------

PRIME FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                                                    YEAR ENDED
                                                     NOVEMBER      YEAR ENDED
                                                        30,       NOVEMBER 30,
                                                       1996           1995
                                                    -----------   ------------
Institutional Shares
  Shares sold.....................................   2,479,220      2,397,638
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................      --                  1
  Shares redeemed.................................  (2,343,846)    (2,348,560)
                                                    -----------   ------------
Net increase in Institutional Shares..............     135,374         49,079
                                                    -----------   ------------
Service Shares
  Shares sold.....................................   1,878,670      2,305,635
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................       3,294          5,644
  Shares redeemed.................................  (1,794,568)    (2,243,151)
                                                    -----------   ------------
Net increase in Service Shares....................      87,396         68,128
                                                    -----------   ------------
Retail Shares
  Shares sold.....................................     505,915        465,103
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................      22,566         15,656
  Shares redeemed.................................    (416,228)      (244,639)
                                                    -----------   ------------
Net increase in Retail Shares.....................     112,253        236,120
                                                    -----------   ------------
Total increase in Fund shares.....................     335,023        353,327
                                                    -----------   ------------
                                                    -----------   ------------

TREASURY FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                                                    YEAR ENDED
                                                     NOVEMBER      YEAR ENDED
                                                        30,       NOVEMBER 30,
                                                       1996           1995
                                                    -----------   ------------
Institutional Shares
  Shares sold.....................................     882,693        778,340
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................      --            --
  Shares redeemed.................................    (901,010)      (825,813)
                                                    -----------   ------------
Net decrease in Institutional Shares..............     (18,317)       (47,473)
                                                    -----------   ------------
Service Shares
  Shares sold.....................................   1,506,655      1,705,061
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................       1,251          1,364
  Shares redeemed.................................  (1,350,730)    (1,772,681)
                                                    -----------   ------------
Net increase (decrease) in Service Shares.........     157,176        (66,256)
                                                    -----------   ------------
Retail Shares
  Shares sold.....................................     163,474        130,324
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................       2,229          2,002
  Shares redeemed.................................    (171,801)      (115,709)
                                                    -----------   ------------
Net increase (decrease) in Retail Shares..........      (6,098)        16,617
                                                    -----------   ------------
Total increase (decrease) in Fund shares..........     132,761        (97,112)
                                                    -----------   ------------
                                                    -----------   ------------

--------------------------------------------------------------------------------

TAX-EXEMPT FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                                                    YEAR ENDED
                                                     NOVEMBER      YEAR ENDED
                                                        30,       NOVEMBER 30,
                                                       1996           1995
                                                    -----------   ------------
Institutional Shares
  Shares sold.....................................     393,508        411,931
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................      --                458
  Shares redeemed.................................    (404,255)      (418,892)
                                                    -----------   ------------
Net decrease in Institutional Shares..............     (10,747)        (6,503)
                                                    -----------   ------------
Service Shares
  Shares sold.....................................         536          1,051
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................          14             20
  Shares redeemed.................................        (543)        (2,244)
                                                    -----------   ------------
Net increase (decrease) in Service Shares.........           7         (1,173)
                                                    -----------   ------------
Retail Shares
  Shares sold.....................................     137,081         91,392
  Shares issued to shareholders in reinvestment of
    dividends and distributions...................       1,096          1,149
  Shares redeemed.................................    (129,263)       (92,426)
                                                    -----------   ------------
Net increase in Retail Shares.....................       8,914            115
                                                    -----------   ------------
Total decrease in Fund shares.....................      (1,826)        (7,561)
                                                    -----------   ------------
                                                    -----------   ------------

NOTE 6 -- CONCENTRATION OF CREDIT RISK

The Prime Fund and Tax-Exempt Fund invest substantially all of their assets in diversified portfolios of high quality U.S. dollar denominated money market instruments as disclosed in the Portfolio of Investments by security type or, in the case of the Tax-Exempt Fund, by state of issuer. The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by domestic and foreign or, in the case of the Florida Tax-Exempt Fund, Florida economic, regional and political developments.

    The Prime Fund had the following concentrations by industry sector at November 30, 1996 (as a percentage of total investments):

INDUSTRY CLASS                            % OF PORTFOLIO
----------------------------------------  ---------------
Banks -- International..................         23.7%
Financial Services......................         23.4
Investment Bankers......................          9.6
Repurchase Agreements...................          9.5
Banks -- Regional.......................          8.9
Financial Services -- Diversified.......          6.2
Banks -- Money Center...................          4.7
Financial Services -- Mortgage..........          3.6
Banking & Finance.......................          2.8
Leasing and Rental......................          2.8
U.S. Government Agency Securities.......          2.1
Engineering & Construction..............          1.4
Automobiles.............................          1.3
                                                -----
                                                100.0%
                                                -----
                                                -----

    At November 30, 1996, the Florida Tax-Exempt Fund and the Tax-Exempt Fund had the following concentrations by industry sector (as a percentage of total investments):

                                   FLORIDA
TAX-EXEMPT                       TAX-EXEMPT     TAX-EXEMPT
INDUSTRY CLASS                      FUND           FUND
------------------------------  -------------  -------------
Health & Medical Facilities...        21.3%          16.8%
Power Projects................        15.5          --
Utility Projects..............        14.8            7.3
General Obligations...........        11.0            3.6
Airport Facilities............         9.6            4.4
Public Facilities and
 Improvements.................         8.3            2.3
Sensitive Land Acquisition....         4.2          --
Water and Sewer...............         4.1            6.7
Port and Water Development....         4.1          --
Resource Recovery
 Facilities...................         3.1          --
Pre-Refunded Securities.......         1.8          --
Investment Companies..........         1.1          --
Pollution Control & Waste
 Management...................         1.1           24.8
Industrial Development
 Revenue......................       --              15.4
Education Facilities..........       --               7.9
Tax Revenue Anticipation
 Notes........................       --               2.1
Equipment Financing...........       --               1.1
Solid Waste Disposal..........       --               1.8
Transit Projects..............       --               2.9
Housing Developments..........       --               1.1
Revenue.......................       --               1.8
                                     -----          -----
                                     100.0%         100.0%
                                     -----          -----
                                     -----          -----

--------------------------------------------------------------------------------

NOTE 7 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the year ended November 30, 1996, the following Funds declared tax-exempt income distributions in the following amounts:

Florida Tax-Exempt Fund...................  $5,885,034
Tax-Exempt Fund...........................   5,999,358

    During the year ended November 30, 1996, the following Funds declared long-term capital distributions in the following amounts:

Equity Fund..............................  $12,210,478
Small Capitalization Fund................    4,921,614
Balanced Fund............................      929,949
Short-Term Fixed Income Fund.............       34,084
Managed Bond Fund........................      661,236
Prime Fund...............................      358,875

    For the taxable year ended November 30, 1996, the following percentages of income dividends paid by the following Funds qualify for the dividends received deduction available to corporations:

                                            QUALIFIED
                                         DIVIDEND INCOME
                                        -----------------
Equity Fund...........................         100.0%
Equity Value Fund.....................          63.1
International Equity Fund.............          33.7
Balanced Fund.........................          13.0

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              YEARS ENDED
                                ------------------------------------------------------------------------
                                NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                 1996(B)(D)        1995           1994           1993           1992
                                ------------   ------------   ------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD .....................    $ 14.62        $ 10.86        $  11.82       $  11.97       $  10.24
                                ------------   ------------   ------------   ------------   ------------
Income (loss) from investment
  operations:
  Net investment income.......     (0.01)           0.02            0.08           0.15           0.16
  Net realized and unrealized
    gains (losses) on
    securities................       3.01           3.76           (0.39)         (0.08)          1.73
                                ------------   ------------   ------------   ------------   ------------
Total income (loss) from
  investment operations.......       3.00           3.78           (0.31)          0.07           1.89
                                ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  Dividends from net
    investment income.........     (0.00)          (0.02)          (0.08)         (0.15)         (0.16)
  Distributions in excess of
    net investment income.....     (0.02)          (0.00)          (0.00)         (0.00)         (0.00)
  Distributions from net
    realized gains on
    securities................     (1.29)          (0.00)          (0.57)         (0.07)         (0.00)
                                ------------   ------------   ------------   ------------   ------------
  Total dividends and
    distributions.............     (1.31)          (0.02)          (0.65)         (0.22)         (0.16)
                                ------------   ------------   ------------   ------------   ------------
Net change in net asset
  value.......................       1.69           3.76           (0.96)         (0.15)          1.73
                                ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF
  PERIOD......................    $ 16.31        $ 14.62        $  10.86       $  11.82       $  11.97
                                ------------   ------------   ------------   ------------   ------------
                                ------------   ------------   ------------   ------------   ------------
Total return..................      22.66%         34.82%          (2.91%)         0.58%         18.49%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)....................    $33,177        $22,209        $ 19,705       $138,642       $152,939
  Ratio of expenses to average
    net assets................       1.27%          1.37%           1.07%          0.86%          0.76%
  Ratio of net investment
    income to average net
    assets....................      (0.08%)         0.15%           0.36%          1.22%          1.41%
  Ratio of expenses to average
    net assets*...............       1.28%            (a)           1.29%          1.21%          1.18%
  Ratio of net investment
    income to average net
    assets*...................      (0.09%)           (a)           0.13%          0.87%          0.99%
  Portfolio turnover..........         89%           104%            113%           102%            40%
  Average commission rate
    paid(c)...................    $0.0518         --              --             --             --

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during the period.
(b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.
(c) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(d) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                    NOVEMBER 30,   NOVEMBER 30    NOVEMBER 30,
                                                      1996(B)          1995          1994*
                                                    ------------   ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............  $   14.40      $   10.83      $   11.92
                                                    ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income (loss)....................      (0.01)         (0.12)          0.02
  Net realized and unrealized gains (losses) on
    securities....................................       0.38           3.69          (0.94)
                                                    ------------   ------------   ------------
Total income (loss) from investment operations....       0.37           3.57          (0.92)
                                                    ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income............      (0.00)         (0.00)         (0.02)
  Distributions in excess of net investment
    income........................................      (0.01)         (0.00)         (0.00)
  Distributions from net realized gains on
    securities....................................      (1.29)         (0.00)         (0.15)
                                                    ------------   ------------   ------------
  Total dividends and distributions...............      (1.30)         (0.00)         (0.17)
                                                    ------------   ------------   ------------
Net change in net asset value.....................      (0.93)          3.57          (1.09)
                                                    ------------   ------------   ------------
Conversion to Retail Shares(b)....................     (13.47)            NA             NA
                                                    ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD....................  $  --          $   14.40      $   10.83
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------
Total return (excludes redemption charge).........       2.93%++       32.96%         (7.72%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................  $  --          $   2,263      $   1,498
  Ratio of expenses to average net assets.........       2.08%+         2.61%          2.50%+
  Ratio of net investment income (loss) to average
    net assets....................................      (0.50%)+       (1.11%)         0.15%+
  Ratio of expenses to average net assets**.......       2.08%+         3.67%         (0.50%)+
  Ratio of net investment income (loss) to average
    net assets**..................................      (0.50%)+       (2.17%)           (a)
  Portfolio turnover..............................         47%           104%           113%
  Average commission rate paid(c).................  $  0.0517         --             --

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares.
 (c) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
  + Annualized.
 ++ Unannualized.
NA - Not applicable.

See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                           YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                            1996(C)          1995          1994*
                                          ------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD....  $   14.63      $   10.89      $   11.94
                                          ------------   ------------   ------------
Income (loss) from investment
  operations:
  Net investment income.................       0.06           0.08           0.11
  Net realized and unrealized gains
    (losses) on securities..............       3.02           3.74          (0.90)
                                          ------------   ------------   ------------
Total income (loss) from investment
  operations............................       3.08           3.82          (0.79)
                                          ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment
    income..............................      (0.06)         (0.08)         (0.11)
  Distributions from net realized gains
    on securities.......................      (1.29)         (0.00)         (0.15)
                                          ------------   ------------   ------------
  Total dividends and distributions.....      (1.35)         (0.08)         (0.26)
                                          ------------   ------------   ------------
Net change in net asset value...........       1.73           3.74          (1.05)
                                          ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD..........  $   16.36      $   14.63      $   10.89
                                          ------------   ------------   ------------
                                          ------------   ------------   ------------
Total return............................      23.33%         35.21%         (6.62%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)......  $ 217,184      $ 173,824      $ 164,015
  Ratio of expenses to average net
    assets..............................       0.79%          0.84%          0.79%+
  Ratio of net investment income to
    average net assets..................       0.43%          0.67%          1.46%+
  Ratio of expenses to average net
    assets** ...........................       0.79%            (a)            (a)
  Ratio of net investment income to
    average net assets** ...............       0.43%            (a)            (a)
  Portfolio turnover....................         89%           104%           113%
  Average commission rate paid(b).......  $  0.0518         --             --

---------------
 * For the period March 1, 1994 (initial offering date) through November 30,
   1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)There were no waivers or reimbursements during the period.
(b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
(c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                               PERIOD ENDED
                                                                                               NOVEMBER 30,
                                                                                                1996* (B)
                                                                                               ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.........................................................   $    10.00
                                                                                               ------------
Income from investment operations:
  Net investment income......................................................................         0.27
  Net realized and unrealized gains on securities............................................         2.18
                                                                                               ------------
  Total income from investment operations....................................................         2.45
                                                                                               ------------
Less dividends and distributions:
  Dividends from net investment income.......................................................        (0.27)
                                                                                               ------------
Net change in net asset value................................................................         2.18
                                                                                               ------------
NET ASSET VALUE, END OF PERIOD...............................................................   $    12.18
                                                                                               ------------
                                                                                               ------------
Total return.................................................................................        24.84%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...........................................................   $       23
  Ratio of expenses to average net assets....................................................         0.00%+
  Ratio of net investment income to average net assets.......................................         3.01%+
  Ratio of expenses to average net assets**..................................................       277.68%+
  Ratio of net investment loss to average net assets**.......................................      (274.67%)+
  Portfolio turnover.........................................................................           19%
  Average commission rate paid (a)...........................................................   $   0.0791

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD EQUITY VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                                 PERIOD ENDED
                                                                                                 NOVEMBER 30
                                                                                                  1996* (B)
                                                                                                 ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...........................................................   $    10.00
                                                                                                 ------------
Income from investment operations:
  Net investment income........................................................................         0.28
  Net realized and unrealized gains on securities..............................................         2.18
                                                                                                 ------------
  Total income from investment operations......................................................         2.46
                                                                                                 ------------
Less dividends and distributions:
  Dividends from net investment income.........................................................        (0.28)
                                                                                                 ------------
Net change in net asset value..................................................................         2.18
                                                                                                 ------------
NET ASSET VALUE, END OF PERIOD.................................................................   $    12.18
                                                                                                 ------------
                                                                                                 ------------
Total return...................................................................................        24.93%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............................................................   $    3,945
  Ratio of expenses to average net assets......................................................         0.00%+
  Ratio of net investment income to average net assets.........................................         2.89%+
  Ratio of expenses to average net assets**....................................................         4.37%+
  Ratio of net investment loss to average net assets**.........................................        (1.48%)+
  Portfolio turnover...........................................................................           19%
  Average commission rate paid (a).............................................................   $   0.0791

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                                 PERIOD ENDED
                                                                                                 NOVEMBER 30,
                                                                                                   1996*(B)
                                                                                                 ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...........................................................   $    10.00
                                                                                                 ------------
Income from investment operations:
  Net investment income........................................................................         0.04
  Net realized and unrealized gains on securities..............................................         1.31
                                                                                                 ------------
  Total income from investment operations......................................................         1.35
                                                                                                 ------------
Less dividends and distributions:
  Dividends from net investment income.........................................................        (0.04)
  Distributions in excess of net investment income.............................................        (0.02)
                                                                                                 ------------
  Total dividends and distributions............................................................        (0.06)
                                                                                                 ------------
Net change in net asset value..................................................................         1.29
                                                                                                 ------------
NET ASSET VALUE, END OF PERIOD.................................................................   $    11.29
                                                                                                 ------------
                                                                                                 ------------
Total return...................................................................................        13.54%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............................................................   $      115
  Ratio of expenses to average net assets......................................................         0.00%+
  Ratio of net investment income to average net assets.........................................         1.83%+
  Ratio of expenses to average net assets**....................................................        57.40%+
  Ratio of net investment loss to average net assets**.........................................       (55.57%)+
  Portfolio turnover...........................................................................           50%
  Average commission rate paid(a)..............................................................   $   0.0463

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's Investment Sub-Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                                 PERIOD ENDED
                                                                                                 NOVEMBER 30,
                                                                                                   1996*(B)
                                                                                                 ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...........................................................   $    10.00
                                                                                                 ------------
Income from investment operations:
  Net investment income........................................................................         0.06
  Net realized and unrealized gains on securities..............................................         1.29
                                                                                                 ------------
  Total income from investment operations......................................................         1.35
                                                                                                 ------------
  Dividends from net investment income.........................................................        (0.06)
                                                                                                 ------------
Net change in net asset value..................................................................         1.29
                                                                                                 ------------
NET ASSET VALUE, END OF PERIOD.................................................................   $    11.29
                                                                                                 ------------
                                                                                                 ------------
Total return...................................................................................        13.47%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............................................................   $   17,528
  Ratio of expenses to average net assets......................................................         0.00%+
  Ratio of net investment income to average net assets.........................................         1.99%+
  Ratio of expenses to average net assets**....................................................         3.46%+
  Ratio of net investment loss to average net assets**.........................................        (1.47%)+
  Portfolio turnover...........................................................................           50%
  Average commission rate paid(a)..............................................................   $   0.0463

---------------
  * For the period December 27, 1995 (commencement of operations) through November 30, 1996.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged.
 (b) Effective August 19, 1996, Brandes Investment Partners, L.P. became the Fund's Investment Sub-Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                               NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,
                                                                               1996 (A) (C)         1995          1994*
                                                                             ----------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 12.77          $  9.66        $ 10.49
                                                                                 -------           ------         ------
Income (loss) from investment operations:
  Net investment loss......................................................        (0.11)           (0.04)         (0.04)
  Net realized and unrealized gains (losses) on securities.................         1.77             3.15          (0.79)
                                                                                 -------           ------         ------
  Total income (loss) from investment operations...........................         1.66             3.11          (0.83)
                                                                                 -------           ------         ------
Distributions from net realized gains on securities........................        (1.00)           (0.00)         (0.00)
                                                                                 -------           ------         ------
Net change in net asset value..............................................         0.66             3.11          (0.83)
                                                                                 -------           ------         ------
NET ASSET VALUE, END OF PERIOD.............................................      $ 13.43          $ 12.77        $  9.66
                                                                                 -------           ------         ------
                                                                                 -------           ------         ------
Total return...............................................................        13.83%           32.19%         (7.91%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $ 9,490          $ 2,657        $ 1,583
  Ratio of expenses to average net assets..................................         1.59%            1.54%          1.54%+
  Ratio of net investment loss to average net assets.......................        (1.02%)          (0.81%)        (0.67%)+
  Ratio of expenses to average net assets**................................         1.70%            2.43%          2.50%+
  Ratio of net investment loss to average net assets**.....................        (1.13%)          (1.70%)        (1.63%)+
  Portfolio turnover.......................................................          356%             229%           118%
  Average commission rate paid(b)..........................................      $0.0420           --             --

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                      PERIOD ENDED      YEAR ENDED    PERIOD ENDED
                                                                                      NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,
                                                                                        1996 (A)           1995          1994*
                                                                                    ----------------   ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................      $ 12.55          $  9.58        $ 10.49
                                                                                        -------           ------         ------
Income (loss) from investment operations:
  Net investment loss.............................................................        (0.06)           (0.08)         (0.08)
  Net realized and unrealized gains (losses) on securities........................        (0.00)            3.05          (0.83)
                                                                                        -------           ------         ------
  Total from income (loss) from investment operations.............................        (0.06)            2.97          (0.91)
                                                                                        -------           ------         ------
Distributions from net realized gains on securities...............................        (1.00)           (0.00)         (0.00)
                                                                                        -------           ------         ------
Net change in net asset value.....................................................        (1.06)            2.97          (0.91)
                                                                                        -------           ------         ------
Conversion to Retail Shares(a)....................................................       (11.49)          NA             NA
                                                                                        -------           ------         ------
NET ASSET VALUE, END OF PERIOD....................................................      $--              $ 12.55        $  9.58
                                                                                        -------           ------         ------
                                                                                        -------           ------         ------
Total return (excludes redemption charge).........................................        (0.76%)++        31.00%         (8.67%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................      $--              $ 2,558        $ 1,737
  Ratio of expenses to average net assets.........................................         2.38%+           2.37%          2.32%+
  Ratio of net investment loss to average net assets..............................        (1.81%)+         (1.64%)        (1.48%)+
  Ratio of expenses to average net assets**.......................................         2.61%+           3.29%          2.50%+
  Ratio of net investment loss to average net assets**............................        (2.04%)+         (2.56%)        (1.66%)+
  Portfolio turnover..............................................................          147%             229%           118%
  Average commission rate paid(b).................................................      $0.0426           --             --

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares.
 (b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
  + Annualized.
 ++ Unannualized.
NA - Not applicable.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                                      NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,
                                                                                        1996 (B)           1995          1994*
                                                                                    ----------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................      $ 12.78          $  9.66        $ 10.00
                                                                                       --------        ------------   ------------
Income (loss) from investment operations:
  Net investment loss.............................................................        (0.07)           (0.03)         (0.04)
  Net realized and unrealized gains (losses) on securities........................         1.81             3.15          (0.30)
                                                                                       --------        ------------   ------------
  Total income (loss) from investment operations..................................         1.74             3.12          (0.34)
                                                                                       --------        ------------   ------------
Distributions from net realized gains on securities...............................        (1.00)           (0.00)         (0.00)
                                                                                       --------        ------------   ------------
Net change in net asset value.....................................................         0.74             3.12          (0.34)
                                                                                       --------        ------------   ------------
NET ASSET VALUE, END OF PERIOD....................................................      $ 13.52          $ 12.78        $  9.66
                                                                                       --------        ------------   ------------
                                                                                       --------        ------------   ------------
Total return......................................................................        14.49%           32.30%         (3.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................      $138,008         $88,561        $53,509
  Ratio of expenses to average net assets.........................................         1.22%            1.39%          1.29%+
  Ratio of net investment loss to average net assets..............................        (0.60%)          (0.65%)        (0.54%)+
  Ratio of expenses to average net assets**.......................................         1.24%            1.42%          1.48%+
  Ratio of net investment loss to average net assets**............................        (0.62%)          (0.68%)        (0.73%)+
  Portfolio turnover..............................................................          356%             229%           118%
  Average commission rate paid(a).................................................      $0.0420           --             --

---------------
  * For the period January 4, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                                                    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                                     1996(A)(C)        1995          1994*
                                                                                    ------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $   12.02      $    9.72      $   10.00
                                                                                    ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income...........................................................       0.30           0.30           0.24
  Net realized and unrealized gains (losses) on securities........................       1.36           2.30          (0.28)
                                                                                    ------------   ------------   ------------
  Total income (loss) from investment operations..................................       1.66           2.60          (0.04)
                                                                                    ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income............................................      (0.31)         (0.30)         (0.22)
  Distributions in excess of net investment income................................      (0.00)         (0.00)         (0.02)
  Distributions from net realized gains on securities.............................      (0.22)         (0.00)         (0.00)
                                                                                    ------------   ------------   ------------
  Total dividends and distributions...............................................      (0.53)         (0.30)         (0.24)
                                                                                    ------------   ------------   ------------
Net change in net asset value.....................................................       1.13           2.30          (0.28)
                                                                                    ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD....................................................  $   13.15      $   12.02      $    9.72
                                                                                    ------------   ------------   ------------
                                                                                    ------------   ------------   ------------
Total return......................................................................      14.23%         27.45%         (0.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................  $   5,592      $   1,082      $     543
  Ratio of expenses to average net assets.........................................       1.06%          0.72%          0.68%+
  Ratio of net investment income to average net assets............................       2.02%          3.14%          3.70%+
  Ratio of expenses to average net assets**.......................................       1.35%          4.20%          2.50%+
  Ratio of net investment income (loss) to average net assets**...................       1.73%         (0.34)%         1.88%+
  Portfolio turnover..............................................................        106%            87%            33%
  Average commission rate paid(b).................................................  $  0.0466         --             --

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                             PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                             NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                               1996(A)          1995          1994*
                                                                             ------------   ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................    $ 11.90        $  9.63        $ 10.00
                                                                             ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income....................................................       0.08           0.22           0.21
  Net realized and unrealized gains (losses) on securities.................      (0.01)          2.27          (0.37)
                                                                             ------------   ------------   ------------
  Total income (loss) from investment operations...........................       0.07           2.49          (0.16)
                                                                             ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.....................................      (0.07)         (0.22)         (0.19)
  Distributions in excess of net investment income.........................      (0.00)         (0.00)         (0.02)
  Distributions from net realized gains on securities......................      (0.22)         (0.00)         (0.00)
                                                                             ------------   ------------   ------------
  Total dividends and distributions........................................      (0.29)         (0.22)         (0.21)
                                                                             ------------   ------------   ------------
Net change in net asset value..............................................      (0.22)          2.27          (0.37)
                                                                             ------------   ------------   ------------
Conversion to Retail Shares(a).............................................     (11.68)        NA             NA
                                                                             ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.............................................    $--            $ 11.90        $  9.63
                                                                             ------------   ------------   ------------
                                                                             ------------   ------------   ------------
Total return (excludes redemption charge)..................................       0.56%++       26.48%         (1.66%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................    $--            $ 2,303        $ 1,191
  Ratio of expenses to average net assets..................................       1.48%+         1.46%          1.43%+
  Ratio of net investment income to average net assets.....................       2.35%+         2.40%          3.02%+
  Ratio of expenses to average net assets**................................       2.15%+         3.74%          2.50%+
  Ratio of net investment income to average net assets**...................       1.68%+         0.12%          1.95%+
  Portfolio turnover.......................................................         48%            87%            33%
  Average commission rate paid(b)..........................................    $0.0470         --             --

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares.
 (b) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
  + Annualized.
 ++ Unannualized.
 NA - Not applicable.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                                             NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                               1996(B)          1995          1994*
                                                                             ------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................    $ 11.91        $  9.63        $ 10.00
                                                                             ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income....................................................       0.35           0.33           0.27
  Net realized and unrealized gains (losses) on securities.................       1.34           2.28          (0.37)
                                                                             ------------   ------------   ------------
  Total income (loss) from investment operations...........................       1.69           2.61          (0.10)
                                                                             ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.....................................      (0.35)         (0.33)         (0.25)
  Distributions in excess of net investment income.........................      (0.00)         (0.00)         (0.02)
  Distributions from net realized gains on securities......................      (0.22)         (0.00)         (0.00)
                                                                             ------------   ------------   ------------
  Total dividends and distributions........................................      (0.57)         (0.33)         (0.27)
                                                                             ------------   ------------   ------------
Net change in net asset value..............................................       1.12           2.28          (0.37)
                                                                             ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.............................................    $ 13.03        $ 11.91        $  9.63
                                                                             ------------   ------------   ------------
                                                                             ------------   ------------   ------------
Total return...............................................................      14.73%         27.99%         (1.02%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................    $90,602        $73,830        $51,170
  Ratio of expenses to average net assets..................................       0.69%          0.32%          0.28%+
  Ratio of net investment income to average net assets.....................       2.96%          3.54%          4.11%+
  Ratio of expenses to average net assets**................................       0.90%          1.10%          1.25%+
  Ratio of net investment income to average net assets**...................       2.75%          2.76%          3.14%+
  Portfolio turnover.......................................................        106%            87%            33%
  Average commission rate paid(a)..........................................    $0.0466         --             --

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold by the Fund for which commissions were charged. Disclosure is not required for prior periods.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                                              NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                                                               1996(A)(B)         1995          1994*
                                                                             --------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 10.14        $  9.74        $ 10.00
                                                                                  ------         ------         ------
Income from investment operations:
  Net investment income....................................................         0.55           0.57           0.32
  Net realized and unrealized gains (losses) on securities.................        (0.04)          0.40          (0.26)
                                                                                  ------         ------         ------
  Total gains from investment operations...................................         0.51           0.97           0.06
                                                                                  ------         ------         ------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.55)         (0.57)         (0.32)
  Distributions from net realized gains on securities......................        (0.03)         (0.00)         (0.00)
                                                                                  ------         ------         ------
  Total dividends and distributions........................................        (0.58)         (0.57)         (0.32)
                                                                                  ------         ------         ------
Net change in net asset value..............................................        (0.07)          0.40          (0.26)
                                                                                  ------         ------         ------
NET ASSET VALUE, END OF PERIOD.............................................      $ 10.07        $ 10.14        $  9.74
                                                                                  ------         ------         ------
                                                                                  ------         ------         ------
Total return...............................................................         5.23%         10.25%          0.65%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $   985        $   343        $   223
  Ratio of expenses to average net assets..................................         0.80%          0.71%          0.67%+
  Ratio of net investment income to average net assets.....................         5.17%          5.72%          5.20%+
  Ratio of expenses to average net assets**................................         2.33%          9.10%          2.50%+
  Ratio of net investment income (loss) to average net
    assets**...............................................................         3.64%         (2.67%)         3.36%+
  Portfolio turnover.......................................................          138%            33%             0%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                              PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                                              NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                                                                1996(A)           1995          1994*
                                                                             --------------   ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 10.07        $  9.69        $ 10.00
                                                                                  ------         ------         ------
Income (loss) from investment operations:
  Net investment income....................................................         0.12           0.50           0.28
  Net realized and unrealized gains (losses) on securities.................        (0.10)          0.38          (0.31)
                                                                                  ------         ------         ------
  Total income (loss) from investment operations...........................         0.02           0.88          (0.03)
                                                                                  ------         ------         ------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.12)         (0.50)         (0.28)
  Distributions from net realized gains on securities......................        (0.03)          0.00           0.00
                                                                                  ------         ------         ------
  Total dividends and distributions........................................        (0.15)         (0.50)         (0.28)
                                                                                  ------         ------         ------
Net change in net asset value..............................................        (0.13)          0.38          (0.31)
                                                                                  ------         ------         ------
Conversion to Retail Shares(a).............................................        (9.94)        NA             NA
                                                                                  ------         ------         ------
NET ASSET VALUE, END OF PERIOD.............................................      $--            $ 10.07        $  9.69
                                                                                  ------         ------         ------
                                                                                  ------         ------         ------
Total return (excludes redemption charge)..................................         0.26%++        9.24%         (0.35%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $--            $   156        $    85
  Ratio of expenses to average net assets..................................         1.48%+         1.48%          1.43%+
  Ratio of net investment income to average net assets.....................         4.98%+         5.07%          3.47%+
  Ratio of expenses to average net assets**................................         4.78%+        28.63%          2.50%+
  Ratio of net investment income (loss) to average net
    assets**...............................................................         1.68%+       (22.07%)         2.40%+
  Portfolio turnover.......................................................           19%            33%             0%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares.
  + Annualized.
 ++ Unannualized.
 NA - Not applicable.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                                              NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                                                                1996(A)           1995          1994*
                                                                             --------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 10.15        $  9.74        $ 10.00
                                                                                 -------      ------------   ------------
Income from investment operations:
  Net investment income....................................................         0.58           0.61           0.35
  Net realized and unrealized gains (losses) on securities.................        (0.05)          0.41          (0.26)
                                                                                 -------      ------------   ------------
  Total income from investment operations..................................         0.53           1.02           0.09
                                                                                 -------      ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.58)         (0.61)         (0.35)
  Distributions from net realized gains on securities......................        (0.03)         (0.00)         (0.00)
                                                                                 -------      ------------   ------------
  Total dividends and distributions........................................        (0.61)         (0.61)         (0.35)
                                                                                 -------      ------------   ------------
Net change in net asset value..............................................        (0.08)          0.41          (0.26)
                                                                                 -------      ------------   ------------
NET ASSET VALUE, END OF PERIOD.............................................      $ 10.07        $ 10.15        $  9.74
                                                                                 -------      ------------   ------------
                                                                                 -------      ------------   ------------
Total return...............................................................         5.47%         10.80%          0.90%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $53,200        $14,037        $23,566
  Ratio of expenses to average net assets..................................         0.53%          0.32%          0.28%+
  Ratio of net investment income to average net assets.....................         5.79%          6.14%          5.55%+
  Ratio of expenses to average net assets**................................         0.90%          1.43%          1.60%+
  Ratio of net investment income to average net assets**...................         5.42%          5.03%          4.24%+
  Portfolio turnover.......................................................          138%            33%             0%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEARS ENDED
                                      ---------------------------------------------------------------
                                       NOVEMBER
                                          30,       NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                      1996(B)(C)    30, 1995     30, 1994     30, 1993     30, 1992
                                      -----------  -----------  -----------  -----------  -----------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................   $   10.39    $    9.72    $   10.79    $   10.52    $   10.46
                                      -----------  -----------  -----------  -----------  -----------
Income (loss) from investment
 operations:
  Net investment income.............        0.61         0.64         0.58         0.66         0.77
  Net realized and unrealized gains
    (losses) on securities..........       (0.09)        0.67        (0.94)        0.41         0.12
                                      -----------  -----------  -----------  -----------  -----------
  Total income (loss) from
    investment operations...........        0.52         1.31        (0.36)        1.07         0.89
                                      -----------  -----------  -----------  -----------  -----------
Less dividends and distributions:
  Dividends from net investment
    income..........................       (0.61)       (0.64)       (0.58)       (0.66)       (0.77)
  Distributions in excess of net
    investment income...............       (0.00)       (0.00)       (0.01)       (0.00)       (0.00)
  Distributions from net realized
    gains on securities.............       (0.00)       (0.00)       (0.10)       (0.14)       (0.06)
  Distributions in excess of net
    realized gains..................       (0.00)       (0.00)       (0.02)        0.00        (0.00)
                                      -----------  -----------  -----------  -----------  -----------
  Total dividends and
    distributions...................       (0.61)       (0.64)       (0.71)       (0.80)       (0.83)
                                      -----------  -----------  -----------  -----------  -----------
Net change in net asset value.......       (0.09)        0.67        (1.07)        0.27         0.06
                                      -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD......   $   10.30    $   10.39    $    9.72    $   10.79    $   10.52
                                      -----------  -----------  -----------  -----------  -----------
                                      -----------  -----------  -----------  -----------  -----------
Total return........................        5.24%       13.85%       (3.45%)      10.40%        8.79%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)..........................   $  22,631    $  26,912    $  30,855    $ 145,328    $  94,006
  Ratio of expenses to average net
    assets..........................        1.09%        1.27%        0.98%        0.64%        0.28%
  Ratio of net investment income to
    average net assets..............        5.88%        7.02%        5.68%        5.91%        7.18%
  Ratio of expenses to average net
    assets*.........................        1.14%          (a)        1.09%        1.06%        0.99%
  Ratio of net investment income to
    average net assets*.............        5.83%          (a)        5.57%        5.49%        6.42%
  Portfolio turnover................          53%          89%         133%          72%          50%

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (a) There were no waivers or reimbursements during the period.

 (b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Retail Shares without affecting the net asset value of the Retail Shares.

 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                               PERIOD ENDED      YEAR ENDED    PERIOD ENDED
                                                                               NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,
                                                                                 1996(A)            1995          1994*
                                                                             ----------------   ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 10.38          $  9.72        $ 10.48
                                                                                 -------        ------------   ------------
Income (loss) from investment operations:
  Net investment income....................................................         0.15             0.60           0.39
  Net realized and unrealized gains (losses) on securities.................        (0.23)            0.66          (0.75)
                                                                                 -------        ------------   ------------
  Total income (loss) from investment operations...........................        (0.08)            1.26          (0.36)
                                                                                 -------        ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.14)           (0.60)         (0.39)
  Distributions in excess of net investment income.........................        (0.00)           (0.00)         (0.01)
                                                                                 -------        ------------   ------------
  Total dividends and distributions........................................        (0.14)           (0.60)         (0.40)
                                                                                 -------        ------------   ------------
Net change in net asset value..............................................        (0.22)            0.66          (0.76)
                                                                                 -------        ------------   ------------
Conversion to Retail Shares(a).............................................       (10.16)              NA             NA
                                                                                 -------        ------------   ------------
NET ASSET VALUE, END OF PERIOD.............................................      $--              $ 10.38        $  9.72
                                                                                 -------        ------------   ------------
                                                                                 -------        ------------   ------------
  Total return (excludes redemption charge)................................        (0.79%)++        13.29%         (3.52%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $--              $ 1,422        $ 1,255
  Ratio of expenses to average net assets..................................         1.58%+           1.74%          1.55%+
  Ratio of net investment income to average net
    assets.................................................................         5.84%+           6.72%          4.85%+
  Ratio of expenses to average net assets**................................         2.21%+           3.97%          2.50%+
  Ratio of net investment income to average net assets**...................         5.21%+           4.49%          3.90%+
  Portfolio turnover.......................................................           20%              89%           133%

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.

 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares.

  + Annualized.

 ++ Unannualized.

 NA - Not applicable.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                               NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,
                                                                                 1996(B)            1995          1994*
                                                                             ----------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 10.36          $  9.71        $ 10.47
                                                                                 -------        ------------   ------------
Income (loss) from investment operations:
  Net investment income....................................................         0.65             0.68           0.46
  Net realized and unrealized gains (losses) on securities.................        (0.09)            0.65          (0.75)
                                                                                 -------        ------------   ------------
  Total income (loss) from investment operations...........................         0.56             1.33          (0.29)
                                                                                 -------        ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.65)           (0.68)         (0.46)
  Distributions in excess of net investment income.........................        (0.00)           (0.00)         (0.01)
                                                                                 -------        ------------   ------------
  Total dividends and distributions........................................        (0.65)           (0.68)         (0.47)
                                                                                 -------        ------------   ------------
Net change in net asset value..............................................        (0.09)            0.65          (0.76)
                                                                                 -------        ------------   ------------
NET ASSET VALUE, END OF PERIOD.............................................      $ 10.27          $ 10.36        $  9.71
                                                                                 -------        ------------   ------------
                                                                                 -------        ------------   ------------
Total return...............................................................         5.69%           14.10%         (2.83%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $37,468          $74,753        $69,314
  Ratio of expenses to average net assets..................................         0.69%            0.83%          0.68%+
  Ratio of net investment income to average net
    assets.................................................................         6.39%            7.46%          5.90%+
  Ratio of expenses to average net assets**................................         0.69               (a)          0.69%+
  Ratio of net investment income to average net
    assets**...............................................................         6.39               (a)          5.90%+
  Portfolio turnover.......................................................           53%              89%           133%

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.

 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (a) There were no waivers or reimbursements during the period.

 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

  + Annualized.

 ++ Unannualized.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                                              NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                                                               1996(A)(B)         1995          1994*
                                                                             --------------   ------------   ------------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 10.59        $  9.54        $ 10.00
                                                                                  ------         ------         ------
Income (loss) from investment operations:
  Net investment income....................................................         0.61           0.66           0.43
  Net realized and unrealized gains (losses) on securities.................        (0.06)          1.05          (0.46)
                                                                                  ------         ------         ------
  Total income (loss) from investment operations...........................         0.55           1.71          (0.03)
                                                                                  ------         ------         ------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.61)         (0.66)         (0.41)
  Distributions in excess of net investment income.........................        (0.00)         (0.00)         (0.02)
  Distributions from net realized gains on securities......................        (0.12)         (0.00)         (0.00)
                                                                                  ------         ------         ------
  Total dividends and distributions........................................        (0.73)         (0.66)         (0.43)
                                                                                  ------         ------         ------
Net change in net asset value..............................................        (0.18)          1.05          (0.46)
                                                                                  ------         ------         ------
NET ASSET VALUE, END OF PERIOD.............................................      $ 10.41        $ 10.59        $  9.54
                                                                                  ------         ------         ------
                                                                                  ------         ------         ------
Total return...............................................................         5.51%         18.47%         (0.35%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $ 1,697        $   820        $   609
  Ratio of expenses to average net assets..................................         0.91%          0.71%          0.65%+
  Ratio of net investment income to average net assets.....................         5.35%          6.49%          6.29%+
  Ratio of expenses to average net assets**................................         1.59%          3.17%          2.50%+
  Ratio of net investment income to average net assets**...................         4.67%          4.03%          4.44%+
  Portfolio turnover.......................................................           97%            92%            83%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                             PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                             NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                               1996(A)          1995          1994*
                                                                             ------------   ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................    $ 10.53        $  9.53        $ 10.00
                                                                             ------------      ------         ------
Income (loss) from investment operations:
  Net investment income....................................................       0.14           0.58           0.38
  Net realized and unrealized gains (losses) on securities.................      (0.29)          1.00          (0.47)
                                                                             ------------      ------         ------
  Total income (loss) from investment operations...........................      (0.15)          1.58          (0.09)
                                                                             ------------      ------         ------
Less dividends and distributions:
  Dividends from net investment income.....................................      (0.14)         (0.58)         (0.36)
  Distributions in excess of net investment income.........................      (0.10)         (0.00)         (0.02)
                                                                             ------------      ------         ------
  Total dividends and distributions........................................      (0.24)         (0.58)         (0.38)
                                                                             ------------      ------         ------
Net change in net asset value..............................................      (0.39)          1.00          (0.47)
                                                                             ------------      ------         ------
Conversion to Retail Shares(a).............................................     (10.14)        NA             NA
                                                                             ------------      ------         ------
NET ASSET VALUE, END OF PERIOD.............................................    $--            $ 10.53        $  9.53
                                                                             ------------      ------         ------
                                                                             ------------      ------         ------
Total return (excludes redemption charge)..................................      (1.51%)++      17.06%         (0.93%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................    $--            $   655        $   455
  Ratio of expenses to average net assets..................................       1.48%+         1.45%          1.34%+
  Ratio of net investment income to average net assets.....................       5.36%+         5.75%          5.44%+
  Ratio of expenses to average net assets**................................       2.38%+         6.47%          2.50%+
  Ratio of net investment income to average net assets**...................       4.46%+         0.73%          4.28%+
  Portfolio turnover.......................................................         50%            92%            83%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares.
  + Annualized.
 ++ Unannualized.
NA - Not applicable.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                                              NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                                                                1996(A)           1995          1994*
                                                                             --------------   ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 10.55        $  9.55        $ 10.00
                                                                                 -------      ------------   ------------
Income from investment operations:
  Net investment income....................................................         0.65           0.70           0.45
  Net realized and unrealized gains (losses) on securities.................        (0.06)          1.00          (0.45)
                                                                                 -------      ------------   ------------
  Total income from investment operations..................................         0.59           1.70           0.00
                                                                                 -------      ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.65)         (0.70)         (0.43)
  Distributions in excess of net investment income.........................        (0.12)         (0.00)         (0.02)
                                                                                 -------      ------------   ------------
  Total dividends and distributions........................................        (0.77)         (0.70)         (0.45)
                                                                                 -------      ------------   ------------
Net change in net asset value..............................................        (0.18)          1.00          (0.45)
                                                                                 -------      ------------   ------------
NET ASSET VALUE, END OF PERIOD.............................................      $ 10.37        $ 10.55        $  9.55
                                                                                 -------      ------------   ------------
                                                                                 -------      ------------   ------------
Total return...............................................................         5.96%         18.36%         (0.01%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $75,519        $68,923        $66,588
  Ratio of expenses to average net assets..................................         0.55%          0.31%          0.27%+
  Ratio of net investment income to average net assets.....................         6.32%          6.95%          6.83%+
  Ratio of expenses to average net assets**................................         0.67%          0.83%          0.86%+
  Ratio of net investment income to average net assets**...................         6.20%          6.43%          6.25%+
  Portfolio turnover.......................................................           97%            92%            83%

---------------
  * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                  YEARS ENDED
                                        ---------------------------------------------------------------
                                         NOVEMBER
                                            30,       NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                        1996(B)(C)    30, 1995     30, 1994     30, 1993     30, 1992
                                        -----------  -----------  -----------  -----------  -----------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $   11.09    $    9.87    $   11.33    $   10.55    $   10.14
                                        -----------  -----------  -----------  -----------  -----------
Income (loss) from investment
  operations:
  Net investment income...............        0.53         0.54         0.53         0.61         0.68
  Net realized and unrealized gains
    (losses) on securities............       (0.03)        1.22        (1.37)        0.78         0.45
                                        -----------  -----------  -----------  -----------  -----------
  Total income (loss) from investment
    operations........................        0.50         1.76        (0.84)        1.39         1.13
                                        -----------  -----------  -----------  -----------  -----------
Less dividends and distributions:
  Dividends from net investment
    income............................       (0.53)       (0.54)       (0.53)       (0.61)       (0.68)
  Distributions from net realized
    gains on securities...............       (0.00)       (0.00)       (0.09)       (0.00)       (0.04)
                                        -----------  -----------  -----------  -----------  -----------
  Total dividends and distributions...       (0.53)       (0.54)       (0.62)       (0.61)       (0.72)
                                        -----------  -----------  -----------  -----------  -----------
Net change in net asset value.........       (0.03)        1.22        (1.46)        0.78         0.41
                                        -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD........   $   11.06    $   11.09    $    9.87    $   11.33    $   10.55
                                        -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------
Total return..........................        4.69%       18.17%       (7.75%)      13.37%       11.51%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)....   $  87,452    $  94,017    $ 109,426    $ 207,764    $ 106,946
  Ratio of expenses to average net
    assets............................        0.92%        1.07%        0.96%        0.65%        0.25%
  Ratio of net investment income to
    average net assets................        4.73%        5.08%        4.96%        5.32%        6.39%
  Ratio of expenses to average net
    assets*...........................        1.06%          (a)        1.04%        1.00%        1.21%
  Ratio of net investment income to
    average net assets*...............        4.59%          (a)        4.88%        4.97%        5.43%
  Portfolio turnover..................         152%          89%          89%          48%         105%

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares without affecting the net asset value of the Retail Shares.
 (c) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                               PERIOD ENDED      YEAR ENDED    PERIOD ENDED
                                                                               NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,
                                                                                 1996(A)            1995          1994*
                                                                             ----------------   ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 11.07          $  9.87        $ 11.06
                                                                                  ------           ------         ------
Income (loss) from investment operations:
  Net investment income....................................................         0.12             0.50           0.36
  Net realized and unrealized gains (losses) on securities.................        (0.32)            1.20          (1.18)
                                                                                  ------           ------         ------
  Total income (loss) from investment operations...........................        (0.20)            1.70          (0.82)
                                                                                  ------           ------         ------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.12)           (0.50)         (0.36)
  Distributions from net realized gains on securities......................        (0.00)           (0.00)         (0.01)
                                                                                  ------           ------         ------
  Total dividends and distributions........................................        (0.12)           (0.50)         (0.37)
                                                                                  ------           ------         ------
Net change in net asset value..............................................        (0.32)            1.20          (1.19)
                                                                                  ------           ------         ------
Conversion to Retail Shares(a).............................................       (10.75)          NA             NA
                                                                                  ------           ------         ------
NET ASSET VALUE, END OF PERIOD.............................................      $    --          $ 11.07        $  9.87
                                                                                  ------           ------         ------
                                                                                  ------           ------         ------
Total return (excludes redemption charge)..................................        (1.82%)++        17.48%         (7.56%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $    --          $ 9,699        $ 5,621
  Ratio of expenses to average net assets..................................         1.47%+           1.48%          1.36%+
  Ratio of net investment income to average net assets.....................         4.32%+           4.57%          4.30%+
  Ratio of expenses to average net assets**................................         1.85%+           2.11%          2.29%+
  Ratio of net investment income to average net assets**...................         3.94%+           3.94%          3.37%+
  Portfolio turnover.......................................................           92%              89%            89%

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) On March 11, 1996, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares subsequently converted to Retail Shares.
  + Annualized.
 ++ Unannualized.
NA - Not applicable.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                               NOVEMBER 30,     NOVEMBER 30,   NOVEMBER 30,
                                                                                 1996(B)            1995          1994*
                                                                             ----------------   ------------   ------------
INSTITUTIONAL CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      $ 11.09          $  9.87        $ 11.07
                                                                                 -------        ------------   ------------
Income (loss) from investment operations:
  Net investment income....................................................         0.56             0.57           0.42
  Net realized and unrealized gains (losses) on securities.................        (0.02)            1.22          (1.19)
                                                                                 -------        ------------   ------------
  Total income (loss) from investment operations...........................         0.54             1.79          (0.77)
                                                                                 -------        ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.56)           (0.57)         (0.42)
  Distributions from net realized gains on securities......................        (0.00)           (0.00)         (0.01)
                                                                                 -------        ------------   ------------
  Total dividends and distributions........................................        (0.56)           (0.57)         (0.43)
                                                                                 -------        ------------   ------------
Net change in net asset value..............................................        (0.02)            1.22          (1.20)
                                                                                 -------        ------------   ------------
NET ASSET VALUE, END OF PERIOD.............................................      $ 11.07          $ 11.09        $  9.87
                                                                                 -------        ------------   ------------
                                                                                 -------        ------------   ------------
Total return...............................................................         5.09%           18.55%         (7.07%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).........................................      $34,875          $33,979        $29,309
  Ratio of expenses to average net assets..................................         0.69%            0.74%          0.71%+
  Ratio of net investment income to average net assets.....................         5.17%            5.39%          5.34%+
  Ratio of expenses to average net assets**................................         0.69%              (a)          0.71%+
  Ratio of net investment income to average net assets**...................         5.17%              (a)          5.33%+
  Portfolio turnover.......................................................          152%              89%            89%

---------------
  * For the period March 1, 1994 (initial offering date) through November 30, 1994.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
  + Annualized.
 ++ Unannualized.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                 YEARS ENDED
                                       ---------------------------------------------------------------
                                        NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                       30, 1996(B)   30, 1995     30, 1994     30, 1993     30, 1992
                                       -----------  -----------  -----------  -----------  -----------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................   $  1.0002    $  1.0000    $  0.9999    $  1.0001    $  1.0000
                                       -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income..............      0.0519       0.0566       0.0390       0.0316       0.0407
  Net realized gains (losses) on
    securities.......................      0.0000       0.0002      (0.0028)     (0.0001)      0.0001
                                       -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations.......................      0.0519       0.0568       0.0362       0.0315       0.0408
                                       -----------  -----------  -----------  -----------  -----------
Less dividends and distributions:
  Dividends from net investment
    income...........................     (0.0519)     (0.0566)     (0.0390)     (0.0316)     (0.0407)
  Distributions from net realized
    gains on securities..............     (0.0002)     (0.0000)     (0.0000)     (0.0001)     (0.0000)
                                       -----------  -----------  -----------  -----------  -----------
  Total dividends and
    distributions....................     (0.0521)     (0.0566)     (0.0390)     (0.0317)     (0.0407)
                                       -----------  -----------  -----------  -----------  -----------
Voluntary capital contribution.......      0.0000       0.0000       0.0029       0.0000       0.0000
                                       -----------  -----------  -----------  -----------  -----------
Net change in net asset value........     (0.0002)      0.0002       0.0001      (0.0002)      0.0001
                                       -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD.......   $  1.0000    $  1.0002    $  1.0000    $  0.9999    $  1.0001
                                       -----------  -----------  -----------  -----------  -----------
                                       -----------  -----------  -----------  -----------  -----------
Total return.........................        5.34%        5.81%        3.97%        3.21%        4.14%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...   $ 598,009    $ 462,726    $ 413,541    $ 510,683    $1,947,016
  Ratio of expenses to average net
    assets...........................        0.38%        0.37%        0.37%        0.35%        0.37%
  Ratio of net investment income to
    average net assets...............        5.19%        5.66%        3.92%        3.21%        3.84%
  Ratio of expenses to average net
    assets*..........................        0.42%        0.39%          (a)          (a)          (a)
  Ratio of net investment income to
    average net assets*..............        5.15%        5.64%          (a)          (a)          (a)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                 YEARS ENDED
                                       ---------------------------------------------------------------
                                        NOVEMBER
                                           30,       NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                         1996(B)     30, 1995     30, 1994     30, 1993     30, 1992
                                       -----------  -----------  -----------  -----------  -----------
SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................   $  1.0002    $  1.0000    $  0.9999    $  1.0001    $  1.0000
                                       -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income..............      0.0486       0.0536       0.0355       0.0281       0.0371
  Net realized gains (losses) on
    securities.......................      0.0000       0.0002      (0.0028)     (0.0001)      0.0001
                                       -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations.......................      0.0486       0.0538       0.0327       0.0280       0.0372
                                       -----------  -----------  -----------  -----------  -----------
Less dividends and distributions:
  Dividends from net investment
    income...........................     (0.0486)     (0.0536)     (0.0355)     (0.0281)     (0.0371)
  Distributions from net realized
    gains on securities..............     (0.0002)     (0.0000)     (0.0000)     (0.0001)     (0.0000)
                                       -----------  -----------  -----------  -----------  -----------
  Total dividends and
    distributions....................     (0.0488)     (0.0536)     (0.0355)     (0.0282)     (0.0371)
                                       -----------  -----------  -----------  -----------  -----------
Voluntary capital contribution.......      0.0000       0.0000       0.0029       0.0000       0.0000
                                       -----------  -----------  -----------  -----------  -----------
Net change in net asset value........     (0.0002)      0.0002       0.0001      (0.0002)      0.0001
                                       -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD.......   $  1.0000    $  1.0002    $  1.0000    $  0.9999    $  1.0001
                                       -----------  -----------  -----------  -----------  -----------
                                       -----------  -----------  -----------  -----------  -----------
Total return.........................        4.99%        5.49%        3.61%        2.85%        3.78%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...   $ 989,227    $ 902,006    $ 833,667    $ 619,149    $ 548,622
  Ratio of expenses to average net
    assets...........................        0.72%        0.72%        0.72%        0.71%        0.72%
  Ratio of net investment income to
    average net assets...............        4.86%        5.31%        3.59%        2.80%        3.54%
  Ratio of expenses to average net
    assets*..........................        0.77%        0.74%          (a)          (a)          (a)
  Ratio of net investment income to
    average net assets*..............        4.81%        5.29%          (a)          (a)          (a)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                 YEARS ENDED
                                       ---------------------------------------------------------------
                                        NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                       30, 1996(B)   30, 1995     30, 1994     30, 1993     30, 1992
                                       -----------  -----------  -----------  -----------  -----------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................   $  1.0002    $  1.0000    $  0.9999    $  1.0001    $  1.0000
                                       -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income..............      0.0469       0.0515       0.0339       0.0266       0.0356
  Net realized gains (losses) on
    securities.......................      0.0000       0.0002      (0.0028)     (0.0001)      0.0001
                                       -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations.......................      0.0469       0.0517       0.0311       0.0265       0.0357
                                       -----------  -----------  -----------  -----------  -----------
Less dividends and distributions:
  Dividends from net investment
    income...........................     (0.0469)     (0.0515)     (0.0339)     (0.0266)     (0.0356)
  Distributions from net realized
    gains on securities..............     (0.0002)     (0.0000)     (0.0000)     (0.0001)     (0.0000)
                                       -----------  -----------  -----------  -----------  -----------
  Total dividends and
    distributions....................     (0.0471)     (0.0515)     (0.0339)     (0.0267)     (0.0356)
                                       -----------  -----------  -----------  -----------  -----------
Voluntary capital contribution.......      0.0000       0.0000       0.0029       0.0000       0.0000
                                       -----------  -----------  -----------  -----------  -----------
Net change in net asset value........     (0.0002)      0.0002       0.0001      (0.0002)      0.0001
                                       -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD.......   $  1.0000    $  1.0002    $  1.0000    $  0.9999    $  1.0001
                                       -----------  -----------  -----------  -----------  -----------
                                       -----------  -----------  -----------  -----------  -----------
Total return.........................        4.81%        5.27%        3.44%        2.70%        3.62%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)...   $ 557,093    $ 444,928    $ 208,714    $ 181,155    $  96,730
  Ratio of expenses to average net
    assets...........................        0.90%        0.90%        0.88%        0.86%        0.87%
  Ratio of net investment income to
    average net assets...............        4.67%        5.13%        3.40%        2.63%        3.33%
  Ratio of expenses to average net
    assets*..........................        0.98%        0.93%          (a)          (a)          (a)
  Ratio of net investment income to
    average net assets*..............        4.59%        5.10%          (a)          (a)          (a)

---------------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (a) There were no waivers or reimbursements during the period.
 (b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEARS ENDED
                                         ---------------------------------------------------------------
                                          NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                             30,          30,          30,          30,          30,
                                           1996(B)       1995         1994         1993         1992
                                         -----------  -----------  -----------  -----------  -----------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...   $  0.9996    $  0.9999    $  1.0000    $  1.0000    $  1.0000
                                         -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income................      0.0494       0.0548       0.0368       0.0291       0.0368
  Net realized losses on securities....     (0.0003)     (0.0003)     (0.0001)      0.0000       0.0000
                                         -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations.........................      0.0491       0.0545       0.0367       0.0291       0.0368
                                         -----------  -----------  -----------  -----------  -----------
Dividends from net investment income...     (0.0494)     (0.0548)     (0.0368)     (0.0291)     (0.0368)
                                         -----------  -----------  -----------  -----------  -----------
Net change in net asset value..........     (0.0003)     (0.0003)     (0.0001)      0.0000       0.0000
                                         -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD.........   $  0.9993    $  0.9996    $  0.9999    $  1.0000    $  1.0000
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
Total return...........................        5.05%        5.62%        3.74%        2.95%        3.75%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).....   $ 218,020    $ 236,392    $ 283,920    $ 501,377    $ 452,170
  Ratio of operating expenses to
    average net assets.................        0.40%        0.40%        0.39%        0.40%        0.38%
  Ratio of interest expense to average
    net assets.........................        0.07%(c)       0.00%       0.00%       0.00%        0.00%
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of total expenses to average
    net assets.........................        0.47%        0.40%        0.39%        0.40%        0.38%
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of net investment income to
    average net assets.................        4.97%        5.49%        3.73%        2.91%        3.74%
  Ratio of operating expenses to
    average net assets*................        0.42%        0.42%          (a)          (a)          (a)
  Ratio of interest expense to average
    net assets.........................        0.07%(c)       0.00%         (a)         (a)          (a)
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of total expenses to average
    net assets*........................        0.49%        0.42%          (a)          (a)          (a)
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of net investment income to
    average net assets*................        4.95%        5.46%          (a)          (a)          (a)

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no waivers, reimbursements or interest expenses during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
(c) Represents interest expense on reverse repurchase agreement.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEARS ENDED
                                         ---------------------------------------------------------------
                                          NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                             30,          30,          30,          30,          30,
                                           1996(B)       1995         1994         1993         1992
                                         -----------  -----------  -----------  -----------  -----------
SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...   $  0.9996    $  0.9999    $  1.0000    $  1.0000    $  1.0000
                                         -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income................      0.0463       0.0513       0.0331       0.0256       0.0333
  Net realized losses on securities....     (0.0001)     (0.0003)     (0.0001)      0.0000       0.0000
                                         -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations.........................      0.0462       0.0510       0.0330       0.0256       0.0333
                                         -----------  -----------  -----------  -----------  -----------
Dividends from net investment income...     (0.0463)     (0.0513)     (0.0331)     (0.0256)     (0.0333)
                                         -----------  -----------  -----------  -----------  -----------
Net change in net asset value..........     (0.0001)     (0.0003)     (0.0001)      0.0000       0.0000
                                         -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD.........   $  0.9995    $  0.9996    $  0.9999    $  1.0000    $  1.0000
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
Total return...........................        4.72%        5.25%        3.36%        2.59%        3.39%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).....   $ 682,628    $ 525,609    $ 591,991    $ 403,809    $ 372,691
  Ratio of operating expenses to
    average net assets.................        0.75%        0.75%        0.74%        0.75%        0.73%
  Ratio of interest expense to average
    net assets.........................        0.07%(c)       0.00%       0.00%       0.00%        0.00%
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of total expenses to average
    net assets.........................        0.82%        0.75%        0.74%        0.75%        0.73%
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of net investment income to
    average net assets.................        4.62%        5.13%        3.38%        2.56%        3.30%
  Ratio of operating expenses to
    average net assets*................        0.77%        0.77%          (a)          (a)          (a)
  Ratio of interest expense to average
    net assets.........................        0.07%(c)       0.00%         (a)         (a)          (a)
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of total expenses to average
    net assets*........................        0.84%        0.77%          (a)          (a)          (a)
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of net investment income to
    average net assets*................        4.60%        5.11%          (a)          (a)          (a)

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no waivers, reimbursements or interest expenses during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
(c) Represents interest expense on reverse repurchase agreement.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                   YEARS ENDED
                                         ---------------------------------------------------------------
                                          NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                             30,          30,          30,          30,          30,
                                           1996(B)       1995         1994         1993         1992
                                         -----------  -----------  -----------  -----------  -----------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...   $  0.9996    $  0.9999    $  1.0000    $  1.0000    $  1.0000
                                         -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income................      0.0447       0.0498       0.0316       0.0241       0.0318
  Net realized losses on securities....     (0.0003)     (0.0003)     (0.0001)      0.0000       0.0000
                                         -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations.........................      0.0444       0.0495       0.0315       0.0241       0.0318
                                         -----------  -----------  -----------  -----------  -----------
Dividends from net investment income...     (0.0447)     (0.0498)     (0.0316)     (0.0241)     (0.0318)
                                         -----------  -----------  -----------  -----------  -----------
Net change in net asset value..........     (0.0003)     (0.0003)     (0.0001)      0.0000       0.0000
                                         -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD.........   $  0.9993    $  0.9996    $  0.9999    $  1.0000    $  1.0000
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
Total return...........................        4.56%        5.10%        3.21%        2.44%        3.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).....   $  42,939    $  49,047    $  32,444    $  21,362    $   3,762
  Ratio of operating expenses to
    average net assets.................        0.90%        0.90%        0.90%        0.90%        0.88%
  Ratio of interest expense to average
    net assets.........................        0.07%(c)       0.00%       0.00%       0.00%        0.00%
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of total expenses to average
    net assets.........................        0.97%        0.90%        0.90%        0.90%        0.88%
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of net investment income to
    average net assets.................        4.48%        4.98%        3.13%        2.42%        3.12%
  Ratio of operating expenses to
    average net assets*................        0.95%        1.04%        1.00%          (a)          (a)
  Ratio of interest expense to average
    net assets.........................        0.07%(c)       0.00%       0.00%         (a)          (a)
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of total expenses to average
    net assets*........................        1.02%        1.04%        1.00%          (a)          (a)
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
  Ratio of net investment income to
    average net assets*................        4.43%        4.84%        3.03%          (a)          (a)

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no waivers, reimbursements or interest expenses during the period.
(b) Effective June 29, 1996, Barnett Capital Advisors, Inc., a wholly owned subsidiary of Barnett Banks, Inc., became the Fund's Investment Adviser.
(c) Represents interest expense on reverse repurchase agreement.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                      YEARS ENDED
                                            ---------------------------------------------------------------
                                             NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                             30, 1996     30, 1995     30, 1994     30, 1993    30, 1992**
                                            -----------  -----------  -----------  -----------  -----------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD......   $  0.9996    $  0.9999    $  0.9999    $  0.9998    $  0.9998
                                            -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income...................      0.0324       0.0355       0.0242       0.0214       0.0290
  Net realized gains (losses) on
    securities............................      0.0000      (0.0003)      0.0000       0.0001       0.0000
                                            -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations............................      0.0324       0.0352       0.0242       0.0215       0.0290
                                            -----------  -----------  -----------  -----------  -----------
Dividends from net investment income......     (0.0324)     (0.0355)     (0.0242)     (0.0214)     (0.0290)
                                            -----------  -----------  -----------  -----------  -----------
Net change in net asset value.............      0.0000      (0.0003)      0.0000       0.0001       0.0000
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD............   $  0.9996    $  0.9996    $  0.9999    $  0.9999    $  0.9998
                                            -----------  -----------  -----------  -----------  -----------
                                            -----------  -----------  -----------  -----------  -----------
Total return..............................        3.29%        3.61%        2.45%        2.16%        2.94%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)........   $ 145,592    $ 156,353    $ 162,856    $ 147,525    $ 158,692
  Ratio of expenses to average net
    assets................................        0.34%        0.40%        0.40%        0.40%        0.40%
  Ratio of net investment income to
    average net assets....................        3.23%        3.53%        2.42%        2.13%        2.88%
  Ratio of expenses to average net
    assets*...............................        0.45%        0.52%        0.46%        0.56%        0.57%
  Ratio of net investment income to
    average net assets*...................        3.12%        3.41%        2.36%        1.97%        2.71%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Effective April 22, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment Sub-Adviser.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                      YEARS ENDED
                                            ---------------------------------------------------------------
                                             NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                             30, 1996     30, 1995     30, 1994     30, 1993    30, 1992**
                                            -----------  -----------  -----------  -----------  -----------
SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD......   $  0.9996    $  0.9999    $  0.9999    $  0.9998    $  0.9998
                                            -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income...................      0.0283       0.0319       0.0206       0.0179       0.0255
  Net realized gains (losses) on
    securities............................      0.0000      (0.0003)      0.0000       0.0001       0.0000
                                            -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations............................      0.0283       0.0316       0.0206       0.0180       0.0255
                                            -----------  -----------  -----------  -----------  -----------
Dividends from net investment income......     (0.0283)     (0.0319)     (0.0206)     (0.0179)     (0.0255)
                                            -----------  -----------  -----------  -----------  -----------
Net change in net asset value.............      0.0000      (0.0003)      0.0000       0.0001       0.0000
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD............   $  0.9996    $  0.9996    $  0.9999    $  0.9999    $  0.9998
                                            -----------  -----------  -----------  -----------  -----------
                                            -----------  -----------  -----------  -----------  -----------
Total return..............................        2.87%        3.24%        2.08%        1.80%        2.58%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)........   $   2,861    $   2,855    $   4,028    $     487    $     111
  Ratio of expenses to average net
    assets................................        0.75%        0.75%        0.75%        0.75%        0.75%
  Ratio of net investment income to
    average net assets....................        2.83%        3.19%        2.17%        1.75%        2.65%
  Ratio of expenses to average net
    assets*...............................        1.03%        1.20%        1.59%        0.92%        0.92%
  Ratio of net investment income to
    average net assets*...................        2.55%        2.74%        1.33%        1.58%        2.48%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Effective April 22, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment Sub-Adviser.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                      YEARS ENDED
                                            ---------------------------------------------------------------
                                             NOVEMBER
                                                30,       NOVEMBER     NOVEMBER     NOVEMBER     NOVEMBER
                                               1996       30, 1995     30, 1994     30, 1993    30, 1992**
                                            -----------  -----------  -----------  -----------  -----------
RETAIL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD......   $  0.9996    $  0.9999    $  0.9999    $  0.9998    $  0.9998
                                            -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income...................      0.0273       0.0305       0.0192       0.0164       0.0240
  Net realized gains (losses) on
    securities............................      0.0000      (0.0003)      0.0000       0.0001       0.0000
                                            -----------  -----------  -----------  -----------  -----------
  Total income from investment
    operations............................      0.0273       0.0302       0.0192       0.0165       0.0240
                                            -----------  -----------  -----------  -----------  -----------
Dividends from net investment income......     (0.0273)     (0.0305)     (0.0192)     (0.0164)     (0.0240)
                                            -----------  -----------  -----------  -----------  -----------
Net change in net asset value.............      0.0000      (0.0003)      0.0000       0.0001       0.0000
                                            -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD............   $  0.9996    $  0.9996    $  0.9999    $  0.9999    $  0.9998
                                            -----------  -----------  -----------  -----------  -----------
                                            -----------  -----------  -----------  -----------  -----------
Total return..............................        2.76%        3.09%        1.94%        1.65%        2.43%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)........   $  47,145    $  38,243    $  38,123    $  45,609    $  16,477
  Ratio of expenses to average net
    assets................................        0.85%        0.90%        0.90%        0.90%        0.90%
  Ratio of net investment income to
    average net assets....................        2.71%        3.04%        1.90%        1.62%        2.21%
  Ratio of expenses to average net
    assets*...............................        0.99%        1.15%        1.02%        1.06%        1.07%
  Ratio of net investment income to
    average net assets*...................        2.57%        2.79%        1.78%        1.46%        2.04%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Effective April 22, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment Sub-Adviser.

See Notes to Financial Statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees
and Shareholders of
Emerald Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerald Equity Fund, Emerald Florida Tax-Exempt Fund, Emerald U.S. Government Securities Fund, Emerald Small Capitalization Fund, Emerald Balanced Fund, Emerald Managed Bond Fund, Emerald Short-Term Fixed Income Fund, Emerald Prime Fund, Emerald Treasury Fund, Emerald Tax-Exempt Fund, Emerald International Equity Fund and Emerald Equity Value Fund, twelve of the portfolios constituting the Emerald Funds, (hereafter referred to as the "Funds") at November 30, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
January 22, 1997

                 (This page has been left blank intentionally.)

EMD-0131
EMRETAN 97